May 1, 2007

Class A Shares

Class B Shares

Class C Shares

Class K Shares

RS Investment Trust

Growth

RS Emerging Growth Fund

RS Growth Fund

The Information Age Fund®

RS Internet Age Fund®

RS MidCap Opportunities Fund

RS Select Growth Fund

RS Smaller Company Growth Fund

Value

RS Value Fund

RS Partners Fund

RS Investors Fund

RS Global Natural Resources Fund

RS Large Cap Value Fund

Core Equity

RS Core Equity Fund

RS Small Cap Core Equity Fund

RS S&P 500 Index Fund

International

RS International Growth Fund

RS Emerging Markets Fund

Fixed Income

RS Investment Quality Bond Fund

RS Low Duration Bond Fund

RS High Yield Bond Fund

RS Tax-Exempt Fund

RS Money Market Fund

Asset Allocation

RS Asset Allocation Fund

PROSPECTUS

Call RS Investments at 1-800-766-FUND to find out more about the Funds. This Prospectus explains what you should know about the RS Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Call 1-800-766-FUND I www.RSinvestments.com

Table of Contents

Growth Fund Summaries

RS Emerging Growth Fund	2

RS Growth Fund	6

The Information Age Fund®	10

RS Internet Age Fund®	15

RS MidCap Opportunities Fund	20

RS Select Growth Fund	24

RS Smaller Company Growth Fund	28

Value Fund Summaries

RS Value Fund	32

RS Partners Fund	36

RS Investors Fund	40

RS Global Natural Resources Fund	44

RS Large Cap Value Fund	49

Core Equity Fund Summaries

RS Core Equity Fund	53

RS Small Cap Core Equity Fund	57

RS S&P 500 Index Fund	61

International Fund Summaries

RS International Growth Fund	65

RS Emerging Markets Fund	69

Fixed Income Fund Summaries

RS Investment Quality Bond Fund	74

RS Low Duration Bond Fund	78

RS High Yield Bond Fund	82

RS Tax-Exempt Fund	86

RS Money Market Fund	90

Asset Allocation Fund Summary

RS Asset Allocation Fund	93

Additional Information

Principal Risks	98

Other Investment Strategies and Risks	105

Management of the Funds	108

Legal Matters	109

Portfolio Managers	110

Types of Shares Available	114

How Shares Are Priced	121

How to Purchase Shares	122

How to Sell Shares	124

Exchanges	126

Frequent Purchases and Redemptions	127

Special Purchase and Sale Plans	128

USA Patriot Act	128

Dividends and Distributions	129

Taxes	129

Disclosure of Portfolio Holdings	130

Financial Highlights

RS Emerging Growth Fund	132

RS Growth Fund	132

The Information Age Fund®	132

RS Internet Age Fund®	134

RS MidCap Opportunities Fund	134

RS Select Growth Fund	134

RS Smaller Company Growth Fund	134

RS Value Fund	134

RS Partners Fund	136

RS Investors Fund	136

RS Global Natural Resources Fund	136

RS Large Cap Value Fund	136

RS Core Equity Fund	138

RS Small Cap Core Equity Fund	140

RS S&P 500 Index Fund	142

RS International Growth Fund	144

RS Emerging Markets Fund	146

RS Investment Quality Bond Fund	148

RS Low Duration Bond Fund	150

RS High Yield Bond Fund	152

RS Tax-Exempt Fund	154

RS Money Market Fund	156

RS Asset Allocation Fund	158

RS Emerging Growth Fund

Investment Objective

Capital appreciation.

Principal Investment Strategies

The Fund invests principally in smaller, rapidly growing emerging companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced strong revenue growth;

■  whether the company appears to have a strong competitive position;

■  whether the company participates in what RS Investments considers an emerging growth industry or an emerging niche in an established industry.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears high relative to the company's prospects;

■  the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of companies that RS Investments believes have the potential for more-rapid growth than the overall economy. Although the Fund may invest without limit in companies of any size, it is likely, under current market conditions, that a substantial amount of its investments will be in companies with market capitalizations of $2.0 billion or less at time of purchase. The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Call 1.800.766.FUND

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 75.17%  Worst Quarter Third Quarter 2001 -31.26%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (11/30/87)
Class A Shares
Return Before Taxes	4.27%	1.20%	9.51%	15.14%
Return After Taxes on Distributions†	4.27%	1.20%	8.03%	13.20%
Return After Taxes on Distributions and Sale of Fund Shares†	2.77%	1.02%	7.40%	12.63%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	13.35%	6.93%	4.88%	9.42%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the three classes would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENTOBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Emerging Growth Fund

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
Class A Shares	0.95%	0.25%	0.29%	1.49%
Class C Shares	0.95%	1.00%	0.28%	2.23%
Class K Shares	0.95%	0.65%	0.33%	1.93%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2006.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$624	$938	$1,273	$2,218
Class C Shares	$334	$721	$1,235	$2,642
Class K Shares	$203	$626	$1,075	$2,320
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$624	$938	$1,273	$2,218
Class C Shares	$234	$721	$1,235	$2,642
Class K Shares	$203	$626	$1,075	$2,320

Call 1.800.766.FUND

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$624	$154	$159	$165	$171	$176	$182	$189	$195	$202	$2,218
Impact on Return	$648	$187	$201	$217	$233	$251	$269	$289	$310	$332	$2,936
Class C Shares
Expenses	$234	$240	$247	$253	$260	$267	$274	$281	$289	$297	$2,642
Impact on Return	$234	$252	$271	$291	$312	$335	$359	$384	$411	$439	$3,289
Class K Shares
Expenses	$203	$209	$215	$221	$228	$235	$242	$249	$256	$264	$2,320
Impact on Return	$203	$219	$236	$254	$273	$294	$316	$339	$363	$389	$2,884

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RS Growth Fund

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Fund invests principally in equity securities of growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced or has the potential for superior earnings-per-share growth;

■  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

■  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears relatively high or attains RS Investments' price target;

■  the company's business fundamentals turn negative;

■  another investment may offer a better opportunity;

■  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

Although it may invest in companies of any size, the Fund invests principally in equity securities of companies with market capitalizations greater than that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $3.8 billion, based on the size of the largest company on March 31, 2007). The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Midsized Companies Risk

Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200% and will likely experience high portfolio turnover rates in the future.

Call 1.800.766.FUND

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1998 24.07%  Worst Quarter Third Quarter 2001 -17.89%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (5/12/92)
Class A Shares
Return Before Taxes	5.53%	6.57%	6.12%	11.40%
Return After Taxes on Distributions†	2.89%	4.52%	3.57%	9.31%
Return After Taxes on Distributions and Sale of Fund Shares†	5.86%	4.92%	4.20%	9.34%
Russell 1000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	9.07%	2.69%	5.44%	8.50%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 1000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication above of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the three classes would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Growth Fund

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class A Shares	0.80%	0.25%	0.28%	1.33%
Class C Shares	0.80%	1.00%	0.28%	2.08%
Class K Shares	0.80%	0.65%	0.33%	1.78%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2006.

2  RS Investments has contractually agreed through April 30, 2008 to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A's Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in Acquired Funds, interest, taxes, and extraordinary expenses) exceed 1.49%, and to reduce the management fee paid by each of the other classes of the Fund so that, at all times through April 30, 2008, each of those classes pays management fees at the same rate as do the Class A shares.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$608	$889	$1,190	$2,043
Class C Shares	$318	$674	$1,155	$2,483
Class K Shares	$187	$578	$995	$2,156
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$608	$889	$1,190	$2,043
Class C Shares	$218	$674	$1,155	$2,483
Class K Shares	$187	$578	$995	$2,156

Call 1.800.766.FUND

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$608	$138	$143	$148	$153	$159	$164	$170	$177	$183	$2,043
Impact on Return	$632	$169	$183	$197	$212	$228	$246	$264	$283	$304	$2,718
Class C Shares
Expenses	$218	$225	$231	$237	$244	$251	$258	$265	$273	$280	$2,483
Impact on Return	$218	$235	$254	$273	$293	$315	$337	$362	$387	$414	$3,088
Class K Shares
Expenses	$187	$193	$199	$205	$211	$218	$225	$232	$239	$247	$2,156
Impact on Return	$187	$202	$218	$235	$254	$273	$293	$315	$338	$362	$2,678

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The Information Age Fund®

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in the information technology sector. Companies in the information technology sector include companies that RS Investments considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. Many of these are companies that RS Investments believes are likely to benefit substantially as a direct or indirect result of the growth of the Internet.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced strong revenue growth;

■  whether the company appears to have a strong competitive position;

■  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

The information technology sector. The following examples illustrate the wide range of products and services provided by companies in this sector:

■  computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

■  telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

■  e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

■  medical products and services developed or provided through or using the Internet;

■  multimedia products and services;

■  information services, outsourcing, and data processing;

■  dissemination of market, economic, and financial information.

A particular company will be considered to be in the information technology sector if, at the time of investment, at least 50% of the company's assets, gross income, or net profits are, in RS Investments' judgment, committed to, or derived from, industries in the information technology sector. A company will also be considered to be in the information technology sector if RS Investments considers that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears high relative to the company's prospects;

■  the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis that of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund has frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

RS Investments expects that the Fund and RS Internet Age Fund® will hold a number of investments in common in the future. However, the investment portfolio of the Fund will likely include investments in a number of large-capitalization companies in which RS Internet Age Fund® might not invest, and RS Internet Age Fund® may engage in short sales. In addition, RS Internet Age Fund® will likely invest a greater portion of its assets in investments directly associated with the Internet. As a result, it is likely that, over time, the Funds' portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios' tax attributes will likely differ. For example, RS Internet Age Fund® currently has a significant tax capital loss carryforward, while The Information Age Fund® has none.)

Call 1.800.766.FUND

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in the information technology sector. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small-and mid-cap companies, although its portfolio will likely also include investments in a number of large-capitalization companies. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of nearly 200% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

www.RSinvestments.com

The Information Age Fund®

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 59.77%  Worst Quarter Third Quarter 2001 -33.81%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (11/15/95)
Class A Shares
Return Before Taxes	3.02%	3.01%	7.92%	8.67%
Return After Taxes on Distributions†	1.44%	2.69%	6.76%	7.53%
Return After Taxes on Distributions and Sale of Fund Shares†	4.08%	2.58%	6.63%	7.31%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%	9.93%
Goldman Sachs Technology Composite Index** (reflects no deduction for fees, expenses, or taxes)	8.37%	0.65%	6.02%	7.88%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

**  The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of two broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with two broad-based market indexes. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the three classes would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Call 1.800.766.FUND

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Fund Fees & Expenses[2]	Total Annual Fund Operating Expenses
Class A Shares	1.00%	0.25%	0.35%	0.01%	1.61%
Class C Shares	1.00%	1.00%	0.33%	0.01%	2.34%
Class K Shares	1.00%	0.65%	0.38%	0.01%	2.04%

1  "Other Expenses" have been restated to reflect current fees.

2  The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") for the fiscal year ended December 31, 2006.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$636	$974	$1,335	$2,347
Class C Shares	$346	$756	$1,293	$2,758
Class K Shares	$214	$661	$1,134	$2,440
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$636	$974	$1,335	$2,347
Class C Shares	$246	$756	$1,293	$2,758
Class K Shares	$214	$661	$1,134	$2,440

www.RSinvestments.com

The Information Age Fund®

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$636	$166	$172	$178	$183	$189	$196	$202	$209	$216	$2,347
Impact on Return	$660	$199	$215	$231	$249	$267	$287	$308	$330	$353	$3,098
Class C Shares
Expenses	$246	$252	$258	$265	$272	$279	$286	$293	$300	$308	$2,758
Impact on Return	$246	$264	$284	$305	$327	$350	$374	$400	$428	$457	$3,434
Class K Shares
Expenses	$214	$220	$227	$233	$240	$247	$254	$261	$268	$276	$2,440
Impact on Return	$214	$231	$249	$268	$288	$309	$332	$355	$381	$407	$3,034

Call 1.800.766.FUND

RS Internet Age Fund®

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in companies that RS Investments believes are likely to benefit from the development of the Internet. Such companies may include (i) companies that provide access, infrastructure, content, products, or services to Internet companies or Internet users; (ii) companies engaged in e-commerce; and (iii) other companies in any industry that RS Investments believes are likely to benefit as a direct or indirect result of the growth of the Internet. The Fund's investments will not necessarily be limited to companies in the technology sector but may include issuers in a wide range of industries. The Fund may sell securities short in an amount up to 25% of the value of the Fund's assets.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced strong revenue growth;

■  whether the company appears to have a strong competitive position;

■  whether the company participates in what RS Investments considers an emerging growth industry or a niche in an established industry.

The following examples illustrate the wide range of products and services provided by companies in which the Fund may invest:

■  computer hardware and software of any kind, including, for example, semiconductors, semiconductor equipment, Internet access devices and technologies, optical components, and any technology used in the distribution of data, voice, or interactive content;

■  telecommunications products and services, including landline, satellite, and wireless technologies and any other related technology that may emerge in the future;

■  e-commerce, including the distribution or sale of goods and services to individuals and businesses over the Internet or other means of electronic commerce;

■  medical products and services developed or provided through or using the Internet;

■  multimedia products and services;

■  information services, outsourcing, and data processing;

■  dissemination of market, economic, and financial information.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears high relative to the company's prospects;

■  the company's financial results are disappointing.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund has frequently held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

RS Investments expects that the Fund and The Information Age Fund® will hold a number of investments in common in the future. However, the investment portfolio of The Information Age Fund® will likely include investments in a number of large-capitalization companies in which the Fund might not invest, and The Information Age Fund® does not engage in short sales. In addition, the Fund will likely invest a greater portion of its assets in investments directly associated with the Internet. As a result, it is likely that, over time, the Funds' portfolios and performance records will diverge significantly. (The expenses incurred by the two Funds may also differ, and the portfolios' tax attributes will likely differ. For example, RS Internet Age Fund® currently has a significant tax capital loss carryforward, while The Information Age Fund® has none.)

Principal Investments

The Fund invests principally in equity securities. The Fund will normally invest at least 80% of its net assets in companies that RS Investments believes are likely to benefit substantially from the development of the Internet. The Fund may invest in companies of any size. Under current market conditions, the Fund will normally invest most of its assets in small- and mid-cap companies. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

www.RSinvestments.com

RS Internet Age Fund®

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the information technology sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the information technology sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Short Sales Risk

The Fund will lose money on a short sale if the value of the security sold short increases. The Fund may not be able to close out a short position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of around 200% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Call 1.800.766.FUND

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 2001 53.60%  Worst Quarter Fourth Quarter 2000 -39.65%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	Since Inception (12/1/99)
Class A Shares
Return Before Taxes	-2.45%	5.61%	-3.85%
Return After Taxes on Distributions†	-2.45%	5.61%	-3.85%
Return After Taxes on Distributions and Sale of Fund Shares†	-1.60%	4.85%	-3.21%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	1.84%
TheStreet.com Internet Sector (DOTSM) Index~ (reflects no deduction for fees, expenses, or taxes)	17.57%	5.09%	-16.99%
Goldman Sachs Technology Composite Indexº (reflects no deduction for fees, expenses, or taxes)	8.37%	0.65%	-8.33%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

~  TheStreet.com Internet Sector (DOTSM) Index is an unmanaged, equal dollar-weighted index composed of leading companies involved in Internet commerce, service, and software. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

º  The Goldman Sachs Technology Composite Index is a modified capitalization-weighted index based on a universe of technology-related stocks. Index results do not assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of three broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past seven calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with three broad-based market indexes. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class K shares. Annual returns of the two classes of shares would differ to the extent that Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Internet Age Fund®

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
Class A Shares	1.00%	0.25%	0.42%	1.67%
Class K Shares	1.00%	0.65%	0.41%	2.06%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2006.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$642	$993	$1,366	$2,412
Class K Shares	$216	$667	$1,145	$2,461

Call 1.800.766.FUND

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown previously under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$642	$172	$178	$184	$190	$196	$202	$209	$216	$223	$2,412
Impact on Return	$666	$206	$222	$238	$256	$275	$295	$317	$339	$363	$3,178
Class K Shares
Expenses	$216	$222	$229	$235	$242	$249	$256	$263	$271	$278	$2,461
Impact on Return	$216	$233	$251	$270	$290	$312	$334	$358	$384	$411	$3,061

www.RSinvestments.com

RS MidCap Opportunities Fund

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Fund invests principally in equity securities of mid-cap companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has experienced or has the potential for superior earnings-per-share growth;

■  whether there is a possible catalyst that has the potential to drive earnings and valuations higher, such as new management or a new product launch;

■  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears relatively high or attains RS Investments' price target;

■  the company's business fundamentals turn negative;

■  another investment may offer a better opportunity;

■  the stock price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be mid-cap companies. RS Investments currently considers a company to be a mid-cap company if the company has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $26.5 billion, based on the size of the largest company on March 31, 2007). The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Midsized Companies Risk

Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of around 200% and will likely experience high portfolio turnover rates in the future.

Call 1.800.766.FUND

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 33.16%  Worst Quarter Third Quarter 2001 -26.63%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (7/12/95)
Class A Shares
Return Before Taxes	4.20%	7.00%	9.19%	11.14%
Return After Taxes on Distributions†	3.74%	6.90%	6.20%	8.39%
Return After Taxes on Distributions and Sale of Fund Shares†	3.36%	6.06%	6.13%	8.12%
Russell Midcap® Growth Index* (reflects no deduction for fees, expenses, or taxes)	10.66%	8.22%	8.62%	9.64%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell Midcap® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the three classes would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS MidCap Opportunities Fund

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class A Shares	0.85%	0.25%	0.23%	1.33%	(0.05)%	1.28%
Class C Shares	0.85%	1.00%	0.27%	2.12%	(0.05)%	2.07%
Class K Shares	0.85%	0.65%	0.32%	1.82%	(0.05)%	1.77%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2006.

2  RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from the Fund in excess of 0.80%. The amount of the resulting waiver is shown under the caption "Fee Waiver/Expense Limitation" in the table above. "Net Expenses" reflect the effect of this fee waiver on "Total Annual Fund Operating Expenses." RS Investments may terminate this waiver after December 31, 2009. In addition, RS Investments has contractually agreed through April 30, 2008 to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A's Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in Acquired Funds, interest, taxes, and extraordinary expenses) exceed 1.49% (after taking into account any other expense limitations or fee waivers, including without limitation any reduction of management fees), and to reduce the management fee paid by each of the other classes of the Fund so that, at all times through April 30, 2008, each of those classes pays management fees at the same rate as do the Class A shares.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009 are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$603	$875	$1,177	$2,031
Class C Shares	$317	$672	$1,163	$2,514
Class K Shares	$186	$577	$1,003	$2,188

Call 1.800.766.FUND

If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$603	$875	$1,177	$2,031
Class C Shares	$217	$672	$1,163	$2,514
Class K Shares	$186	$577	$1,003	$2,188

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown previously under "Net Expenses" and for all subsequent years are the same as those shown previously under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$603	$133	$139	$148	$153	$159	$165	$171	$177	$183	$2,031
Impact on Return	$627	$164	$179	$197	$212	$228	$245	$263	$283	$303	$2,700
Class C Shares
Expenses	$217	$223	$232	$242	$249	$256	$263	$270	$277	$285	$2,514
Impact on Return	$217	$234	$254	$277	$298	$320	$343	$367	$393	$420	$3,124
Class K Shares
Expenses	$186	$192	$200	$210	$216	$223	$230	$237	$244	$252	$2,188
Impact on Return	$186	$201	$219	$240	$258	$278	$299	$321	$344	$369	$2,715

www.RSinvestments.com

RS Select Growth Fund (previously, RS Diversified Growth Fund)

Investment Objective

Long-term capital growth.

Principal Investment Strategies

The Fund typically invests in a portfolio of small-capitalization growth-oriented companies. Although the Fund is a diversified mutual fund, the Fund will likely hold a limited number of securities. RS Investments currently expects that the Fund will normally hold between 40 and 60 securities positions.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether the company has the potential for strong and sustainable revenue and earnings-per-share growth;

■  whether the company can achieve and sustain a long-term competitive advantage in what RS Investments considers a growth industry or a niche in an established industry;

■  whether the company has a superior management team.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the price of the security appears high in light of the company's long-term prospects;

■  the company's business fundamentals turn negative;

■  another investment may offer a better opportunity.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, although it will not necessarily do so.

Principal Investments

The Fund invests principally in equity securities of companies with market capitalizations (at the time of purchase) of up to 120% of the market capitalization of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $4.6 billion, based on the size of the largest company on March 31, 2007). The Fund may hold investments in companies whose market capitalizations exceed the preceding parameter due to appreciation or acquisitions by those companies after the Fund's purchase of their securities.The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and Midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Limited Portfolio Risk

To the extent the Fund invests its assets in a more limited number of issuers than most other mutual funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 300% and will likely experience high portfolio turnover rates in the future.

Call 1.800.766.FUND

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 62.94%  Worst Quarter Third Quarter 2001 -29.38%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (8/1/96)
Class A Shares
Return Before Taxes	2.94%	-0.24%	10.73%	12.59%
Return After Taxes on Distributions†	2.94%	-0.24%	9.10%	11.00%
Return After Taxes on Distributions and Sale of Fund Shares†	1.91%	-0.20%	8.45%	10.23%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	13.35%	6.93%	4.88%	5.79%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past ten calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads applicable to Class A shares. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of these classes of shares would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. During the periods shown in the chart and the table, the Fund was known as "RS Diversified Growth Fund". Since May 1, 2007, it has been managed by a different portfolio management team and the Fund has generally invested in a portfolio of fewer stocks than previously. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Select Growth Fund

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class A Shares	1.00%	0.25%	0.37%	1.62%	(0.01)%	1.61%
Class C Shares	1.00%	1.00%	0.33%	2.33%	(0.01)%	2.32%
Class K Shares	1.00%	0.65%	0.38%	2.03%	(0.01)%	2.02%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2006.

2  RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from the Fund in excess of 0.99%. The amount of the resulting waiver is shown under the caption "Fee Waiver/Expense Limitation" in the table above. "Net Expenses" reflect the effect of this fee waiver on "Total Annual Fund Operating Expenses." RS Investments may terminate this waiver after December 31, 2009.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$636	$975	$1,338	$2,356
Class C Shares	$344	$750	$1,285	$2,745
Class K Shares	$212	$655	$1,126	$2,426

Call 1.800.766.FUND

If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$636	$975	$1,338	$2,356
Class C Shares	$244	$750	$1,285	$2,745
Class K Shares	$212	$655	$1,126	$2,426

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown previously under "Net Expenses" and for all subsequent years are the same as those shown previously under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$636	$166	$172	$179	$185	$191	$197	$203	$210	$217	$2,356
Impact on Return	$660	$199	$215	$232	$250	$268	$288	$309	$331	$355	$3,108
Class C Shares
Expenses	$244	$250	$257	$264	$271	$278	$285	$292	$299	$307	$2,745
Impact on Returns	$244	$262	$282	$303	$325	$348	$373	$399	$426	$455	$3,418
Class K Shares
Expenses	$212	$218	$225	$232	$239	$246	$253	$260	$267	$275	$2,426
Impact on Return	$212	$229	$247	$266	$286	$308	$330	$354	$379	$406	$3,017

www.RSinvestments.com

RS Smaller Company Growth Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in smaller growth companies.

RS Investments typically considers a number of factors in evaluating a potential investment, including, for example, its assessment of:

■  whether a company has sustainable revenue and/or earnings growth;

■  whether a company has a competitive advantage and strong financial characteristics;

■  whether a company is under followed by Wall Street analysts.

RS Investments may consider selling a security for the Fund if, for example, in RS Investments' judgment:

■  the company no longer provides these advantages;

■  the security's price reflects the company's value;

■  the security's price declines substantially below the purchase price.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

In recent periods, the Fund frequently has held a substantial portion of its assets in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in companies considered by RS Investments at the time to be smaller companies—currently, companies with market capitalizations up to that of the largest company included in the Russell 2000® Index on the last day of the most recent quarter (currently, approximately $3.8 billion, based on the size of the largest company on March 31, 2007). Historically, the Fund has invested in companies with market capitalizations on the smaller side of this range. The Fund may at times invest a substantial portion of its assets in technology companies.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in aggressive growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector—such as the technology sector—increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Technology Investment Risk

Investments in technology companies may be highly volatile. Their values may be adversely affected by such factors as, for example, rapid technological change, changes in management personnel, changes in the competitive environment, and changes in investor sentiment. Many technology companies are small or midsized companies and may be newly organized.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover of around 150% and will likely experience high portfolio turnover rates in the future.

Call 1.800.766.FUND

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 34.90%  Worst Quarter Third Quarter 2002 -27.06%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (8/15/96)
Class A Shares
Return Before Taxes	-0.33%	3.77%	10.70%	11.30%
Return After Taxes on Distributions†	-1.11%	2.62%	9.76%	10.39%
Return After Taxes on Distributions and Sale of Fund Shares†	0.56%	2.81%	9.19%	9.78%
Russell 2000® Growth Index* (reflects no deduction for fees, expenses, or taxes)	13.35%	6.93%	4.88%	5.50%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 2000® Growth Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of Class A shares of the Fund for the past ten calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the three classes would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Smaller Company Growth Fund

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Fund Fees & Expenses[2]	Total Annual Fund Operating Expenses[3]	Fee Waiver/ Expense Limitation[3]	Net Expenses[3]
Class A Shares	1.00%	0.25%	0.25%	0.01%	1.51%	(0.01)%	1.50%
Class C Shares	1.00%	1.00%	0.30%	0.01%	2.31%	(0.01)%	2.30%
Class K Shares	1.00%	0.65%	0.35%	0.01%	2.01%	(0.01)%	2.00%

1  "Other Expenses" have been restated to reflect current fees.

2  The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") for the fiscal year ended December 31, 2006.

3  RS Investments has agreed that through December 31, 2009, it will not receive annual Management Fees from the Fund in excess of 0.99%. The amount of the resulting waiver is shown under the caption "Fee Waiver/Expense Limitation" in the table above. "Net Expenses" reflect the effect of this fee waiver on "Total Annual Fund Operating Expenses." RS Investments may terminate this waiver after December 31, 2009.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$625	$941	$1,281	$2,237
Class C Shares	$342	$744	$1,274	$2,724
Class K Shares	$210	$649	$1,115	$2,405

Call 1.800.766.FUND

If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$625	$941	$1,281	$2,237
Class C Shares	$242	$744	$1,274	$2,724
Class K Shares	$210	$649	$1,115	$2,405

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009, are the same as those shown previously under "Net Expenses" and for all subsequent years are the same as those shown previously under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$625	$155	$161	$167	$173	$179	$185	$191	$198	$204	$2,237
Impact on Return	$649	$188	$203	$219	$236	$253	$272	$292	$313	$336	$2,960
Class C Shares
Expenses	$242	$248	$255	$262	$269	$275	$283	$290	$297	$305	$2,724
Impact on Return	$242	$260	$280	$301	$323	$346	$370	$396	$423	$452	$3,391
Class K Shares
Expenses	$210	$216	$223	$230	$237	$243	$250	$258	$265	$273	$2,405
Impact on Return	$210	$227	$245	$264	$284	$305	$327	$351	$376	$402	$2,990

www.RSinvestments.com

RS Value Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in equity securities that RS Investments believes are undervalued, of companies with market capitalizations between $1.0 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index on the last day of the most recent quarter (currently, approximately $26.5 billion, based on the size of the largest company on March 31, 2007). In evaluating investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

■  performing fundamental research focusing on business analysis;

■  observing how management allocates capital;

■  striving to understand the unit economics of the business of the company;

■  studying the cash flow rate of return on capital employed;

■  discerning the sources and the uses of cash;

■  considering how management is compensated;

■  asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss, because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Call 1.800.766.FUND

Principal Risks (continued)

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of Class A shares of the Fund for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the three classes would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Second Quarter 1999 21.71%  Worst Quarter Third Quarter 1998 -30.17%

www.RSinvestments.com

RS Value Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (6/30/93)
Class A Shares
Return Before Taxes	10.86%	21.93%	5.98%	8.50%
Return After Taxes on Distributions†	10.15%	21.76%	5.73%	8.22%
Return After Taxes on Distributions and Sale of Fund Shares†	7.90%	19.52%	5.12%	7.47%
Russell Midcap® Value Index* (reflects no deduction for fees, expenses, or taxes)	20.22%	15.88%	13.65%	14.09%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Funding Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class A Shares	0.85%	0.25%	0.24%	1.34%
Class C Shares	0.85%	1.00%	0.25%	2.10%
Class K Shares	0.85%	0.65%	0.30%	1.80%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2006.

2  RS Investments has contractually agreed through April 30, 2008 to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A's Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in Acquired Funds, interest, taxes, and extraordinary expenses) exceed 1.49%, and to reduce the management fee paid by each of the other classes of the Fund so that, at all times through April 30, 2008, each of those classes pays management fees at the same rate as do the Class A shares.

Call 1.800.766.FUND

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$609	$892	$1,195	$2,054
Class C Shares	$321	$680	$1,166	$2,504
Class K Shares	$189	$585	$1,006	$2,178
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$609	$892	$1,195	$2,054
Class C Shares	$221	$680	$1,166	$2,504
Class K Shares	$189	$585	$1,006	$2,178

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$609	$139	$144	$149	$154	$160	$166	$172	$178	$184	$2,054
Impact on Return	$633	$170	$184	$198	$214	$230	$247	$265	$285	$305	$2,732
Class C Shares
Expenses	$221	$227	$233	$240	$246	$253	$260	$267	$275	$283	$2,504
Impact on Return	$221	$238	$256	$275	$296	$317	$340	$365	$390	$417	$3,115
Class K Shares
Expenses	$189	$195	$201	$207	$214	$220	$227	$234	$241	$249	$2,178
Impact on Return	$189	$204	$221	$238	$256	$276	$296	$318	$341	$366	$2,706

www.RSinvestments.com

RS Partners Fund

Investment Objective

The Fund's investment objective is long-term growth. The Fund seeks to increase shareholder capital over the long term.

Principal Investment Strategies

The Fund invests principally in equity securities of companies with market capitalizations of up to $3 billion that RS Investments believes are undervalued. In evaluating investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. The Fund typically invests most of its assets in securities of U.S. companies but may also invest any portion of its assets in foreign securities. The Fund is a non-diversified mutual fund.

RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

■  performing fundamental research focusing on business analysis;

■  observing how management allocates capital;

■  striving to understand the unit economics of the business of the company;

■  studying the cash flow rate of return on capital employed;

■  discerning the sources and the uses of cash;

■  considering how management is compensated;

■  asking how the stock market is pricing the entire company.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income-producing securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Non-diversification Risk

A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

Call 1.800.766.FUND

Principal Risks (continued)

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class K shares of the Fund because, as of the date of this Prospectus, it does not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class K shares. Annual returns of the two classes would differ to the extent that Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Second Quarter 2003 24.95%  Worst Quarter Third Quarter 1998 -23.37%

www.RSinvestments.com

RS Partners Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (7/12/95)
Class A Shares
Return Before Taxes	5.90%	21.25%	13.59%	15.67%
Return After Taxes on Distributions†	5.16%	19.45%	12.29%	14.44%
Return After Taxes on Distributions and Sale of Fund Shares†	4.79%	18.05%	11.50%	13.59%
Russell 2000® Value Index* (reflects no deduction for fees, expenses, or taxes)	23.48%	15.37%	13.27%	14.16%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 2000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

RS Partners Fund is currently offered only to certain investors. See "Other Information About Purchasing Shares" on page 123.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class A Shares	1.00%	0.25%	0.25%	1.50%
Class K Shares	1.00%	0.65%	0.30%	1.95%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2006.

2  RS Investments has contractually agreed through April 30, 2008 to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A's Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in Acquired Funds, interest, taxes, and extraordinary expenses) exceed 1.49%, and to reduce the management fee paid by each of the other classes of the Fund so that, at all times through April 30, 2008, each of those classes pays management fees at the same rate as do the Class A shares.

Call 1.800.766.FUND

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, whether or not you redeem at the end of such periods. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$625	$941	$1,278	$2,229
Class K Shares	$205	$633	$1,086	$2,342

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown above under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$625	$155	$160	$166	$172	$178	$184	$190	$196	$203	$2,229
Impact on Return	$649	$188	$202	$218	$234	$252	$271	$291	$312	$334	$2,950
Class K Shares
Expenses	$205	$211	$217	$223	$230	$237	$244	$251	$258	$266	$2,342
Impact on Return	$205	$221	$238	$257	$276	$297	$318	$342	$366	$392	$2,912

www.RSinvestments.com

RS Investors Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests in securities that RS Investments believes are undervalued. The Fund will typically invest most of its assets in equity securities of small-, mid-, or large-capitalization companies. The Fund may invest in securities of issuers located anywhere in the world and may invest any portion of its assets outside the United States. The Fund is a non-diversified mutual fund, and the Fund will likely hold a more limited number of securities than many other mutual funds. RS Investments currently expects that the Fund will normally hold between 20 and 40 securities positions.

In evaluating equity investments for the Fund, RS Investments employs a return-on-capital analysis, combining balance sheet and cash flow analysis. RS Investments may perform a number of analyses in considering whether to buy or sell a stock, including, for example:

■  performing fundamental research focusing on business analysis;

■  observing how management allocates capital;

■  striving to understand the unit economics of the business of the company;

■  studying the cash flow rate of return on capital employed;

■  discerning the sources and the uses of cash;

■  considering how management is compensated;

■  asking how the stock market is pricing the entire company.

The Fund may invest any portion of its assets in debt securities or other income-producing investments if RS Investments believes that they represent attractive investment value compared with equity investments available to the Fund or because they are otherwise desirable in light of the other investments in the Fund's portfolio. The Fund will invest only in debt securities issued or guaranteed as to principal or interest by the U.S. government or its agencies or instrumentalities or in other debt securities rated "investment-grade. An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Rating Group Baa or BBB, respectively, or higher or, if unrated, that has been determined to be of comparable quality. Current income will not generally be a consideration in RS Investments' investment process.

Although RS Investments may consider the factors previously described in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Investments

The Fund will typically invest principally in equity securities but may invest any portion of its assets in debt securities and other income-producing securities. The Fund may at times, but will not necessarily, invest a substantial portion of its assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Call 1.800.766.FUND

Principal Risks (continued)

Non-diversification Risk

A non-diversified fund is able to invest its assets in a more limited number of issuers than a diversified fund, so a decline in the market value of a particular security may affect the Fund's value more than if the Fund were a diversified fund.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page show the Fund's performance since the Fund's inception and give some indication of the risks of an investment in the Fund by comparing the Fund's returns with those of two broad measures of market performance. The Fund's brief performance history may not be indicative of future results and should not be viewed as necessarily presenting a general idea of the risks of investing in the Fund. The bar chart shows the performance of the Fund's Class A shares for the past calendar year. The return in the bar chart does not reflect the impact of sales loads. If it did, the return would be lower than that shown. The table compares the Fund's performance with two broad-based market indexes. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the return in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the three classes would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 2006 8.70%

Worst Quarter Second Quarter 2006 -4.32%

www.RSinvestments.com

RS Investors Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	Since Inception (11/15/05)
Class A Shares
Return Before Taxes	11.97%	14.85%
Return After Taxes on Distributions†	10.44%	13.46%
Return After Taxes on Distributions and Sale of Fund Shares†	7.93%	11.90%
Russell 3000® Index* (reflects no deduction for fees, expenses, or taxes)	15.72%	15.89%
S&P 500® Index**	15.79%	15.74%
(reflects no deduction for fees, expenses, or taxes)

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 3000® Index measures the performance of the 3,000 largest U.S. Companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average marked capitalization was approximately $4.8 billion; the median market capitalization was approximately $944.7 million. The index had a total market capitalization range of approximately $182.6 million to $386.9 billion. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index. Unlike the Fund, the index does not incur fees or expenses.

**  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. You may not invest in the index. Unlike the Fund, the index does not incur fees and expenses.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
Class A Shares	1.00%	0.25%	0.34%	1.59%
Class C Shares	1.00%	1.00%	0.35%	2.35%
Class K Shares	1.00%	0.65%	0.40%	2.05%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" include expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles of 0.01% or less of the Fund's average daily net assets for the fiscal year ended December 31, 2006.

Call 1.800.766.FUND

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$634	$968	$1,325	$2,326
Class C Shares	$347	$759	$1,298	$2,769
Class K Shares	$215	$664	$1,139	$2,450
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$634	$968	$1,325	$2,326
Class C Shares	$247	$759	$1,298	$2,769
Class K Shares	$215	$664	$1,139	$2,450

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$634	$164	$170	$175	$181	$187	$194	$200	$207	$214	$2,326
Impact on Return	$658	$197	$213	$229	$246	$264	$284	$305	$326	$350	$3,071
Class C Shares
Expenses	$247	$253	$259	$266	$273	$280	$287	$294	$301	$309	$2,769
Impact on Return	$247	$265	$285	$306	$328	$351	$376	$402	$429	$458	$3,447
Class K Shares
Expenses	$215	$221	$228	$234	$241	$248	$255	$262	$269	$277	$2,450
Impact on Return	$215	$232	$250	$269	$289	$310	$333	$357	$382	$409	$3,047

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RS Global Natural Resources Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in equity securities of issuers in natural resources industries. The Fund may invest in securities of issuers located anywhere in the world and normally will invest in securities of companies located in at least three countries, which may include the United States.

Companies in natural resources industries include companies that RS Investments considers to be principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services. Natural resources may include, for example, energy sources, precious and other metals, forest products, real estate, food and agriculture, and other basic commodities.

Companies in natural resources industries may include, for example, companies that:

■  participate in the discovery and the development of natural resources from new or conventional sources;

■  own or produce natural resources such as oil, natural gas, precious metals, and other commodities;

■  engage in the transportation, distribution, or processing of natural resources;

■  contribute new technologies for the production or efficient use of natural resources, such as systems for energy conversion, conservation, and pollution control;

■  provide related services such as mining, drilling, chemicals, and related parts and equipment.

A particular company will be considered to be principally engaged in natural resources industries if at the time of investment at least 50% of the company's assets, gross income, cash flow, or net profits is, in RS Investments' judgment, committed to, or derived from, those industries. A company will also be considered to be principally engaged in natural resources industries if RS Investments believes that the company has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in natural resources industries.

RS Investments typically performs fundamental analysis to identify companies offering the potential for capital appreciation. RS Investments may use a cash flow return analysis to evaluate investments for the Fund and attempt to identify companies with rates of return that exceed their costs of capital over a commodity cycle. In selecting investments for the Fund, RS Investments will not necessarily seek to identify companies whose share values will directly reflect changes in the values of one or more natural resources but will seek to identify companies in natural resources industries offering the potential for capital appreciation generally.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Since its inception, the Fund frequently has held a substantial portion of its assets, at times equaling or exceeding 25%, in cash and cash equivalents. The Fund may, but will not necessarily, do so in the future.

Principal Investments

The Fund invests principally in equity securities. The Fund normally invests at least 80% of its net assets in securities of companies that RS Investments considers to be principally engaged in natural resources industries. The Fund may at times invest a portion of its assets in debt securities and other income- producing securities.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Call 1.800.766.FUND

Principal Risks (continued)

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Small and Midsized Companies Risk

Small and midsized companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Concentration Risk

Concentrating investments in the natural resources sector increases the risk of loss because the stocks of many or all of the companies in the sector may decline in value due to developments adversely affecting the sector. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect the natural resources sector, resulting in extreme inflows and outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely to the extent they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains.

Cash Position Risk

To the extent that the Fund holds assets in cash and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of two broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with two broad-based market indexes. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. Performance information is not presented for Class C and Class K shares of the Fund because, as of the date of this Prospectus, they do not have a full calendar year of performance. Class A shares represent an investment in the same portfolio of securities as Class C and Class K shares. Annual returns of the three classes would differ to the extent that Class C and Class K shares do not have the same expenses as Class A shares. In addition, Class A shares are subject to an initial sales load of up to 4.75%. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Global Natural Resources Fund

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Third Quarter 2005 28.74%  Worst Quarter Third Quarter 1998 -22.47%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception (11/15/95)
Class A Shares
Return Before Taxes	2.97%	26.77%	10.67%	13.10%
Return After Taxes on Distributions†	0.55%	25.41%	9.96%	12.45%
Return After Taxes on Distributions and Sale of Fund Shares†	4.23%	23.49%	9.24%	11.60%
S&P 500® Index* (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%	9.93%
Goldman Sachs Natural Resources Index** (reflects no deduction for fees, expenses, or taxes)	16.85%	18.39%	11.24%	—
Lipper Natural Resources Index*** (reflects no deduction for fees, expenses, or taxes)	15.04%	21.68%	13.51%	15.45%

†  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

**  The Goldman Sachs Natural Resources Index is a modified cap-weighted index designed as a benchmark for U.S.-traded securities in the natural resources sector. The index includes companies involved in the following categories: extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

***  The Lipper Natural Resources Index is an unmanaged equally weighted index of the largest mutual funds in the Lipper Natural Resources category of funds, adjusted for the reinvestment of capital gains distributions and income dividends. Unlike the Fund, the index does not incur fees or expenses. The Fund is changing its benchmark from the Lipper Natural Resources Index to the Goldman Sachs Natural Resources Index because the Goldman Sachs Natural Resources Index is composed of securities of companies in the natural resources sector while the Lipper Natural Resources Index is composed of mutual funds that invest in the natural resources sector.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Call 1.800.766.FUND

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Fund Fees & Expenses[2]	Total Annual Fund Operating Expenses[3]
Class A Shares	1.00%	0.25%	0.24%	0.02%	1.51%
Class C Shares	1.00%	1.00%	0.25%	0.02%	2.27%
Class K Shares	1.00%	0.65%	0.30%	0.02%	1.97%

1  "Other Expenses" have been restated to reflect current fees.

2  The amounts indicated are expenses indirectly incurred by the Fund through investments in certain pooled investment vehicles ("Acquired Funds") for the fiscal year ended December 31, 2006.

3  RS Investments has contractually agreed through April 30, 2008 to reduce its management fee with respect to Class A shares of the Fund to the extent that Class A's Total Annual Fund Operating Expenses (excluding expenses indirectly incurred by the Fund through investments in Acquired Funds, interest, taxes, and extraordinary expenses) exceed 1.49%, and to reduce the management fee paid by each of the other classes of the Fund so that, at all times through April 30, 2008, each of those classes pays management fees at the same rate as do the Class A shares.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the table below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your cost would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$626	$944	$1,283	$2,240
Class C Shares	$338	$734	$1,256	$2,685
Class K Shares	$207	$639	$1,097	$2,364
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$626	$944	$1,283	$2,240
Class C Shares	$238	$734	$1,256	$2,685
Class K Shares	$207	$639	$1,097	$2,364

Impact on Returns

Example

This example is intended to help you assess the impact of the Fund's operating expenses on the Fund's potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown above under "Total Annual Fund Operating Expenses." The example reflects the impact of sales loads. Your actual costs may be higher or lower.

Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the "Expenses") associated with your investment and (2) the difference (the "Impact on Return") between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.

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RS Global Natural Resources Fund

Example of the Impact of Annual Fund Operating Expenses on Fund Returns

(based on a $10,000 investment and a 5% annual return)

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Class A Shares
Expenses	$626	$156	$162	$167	$173	$179	$185	$191	$198	$204	$2,240
Impact on Return	$650	$189	$203	$219	$236	$253	$272	$292	$313	$336	$2,964
Class C Shares
Expenses	$238	$245	$251	$258	$264	$271	$278	$286	$293	$301	$2,685
Impact on Return	$238	$257	$276	$296	$318	$340	$365	$390	$417	$446	$3,342
Class K Shares
Expenses	$207	$213	$219	$226	$232	$239	$246	$253	$261	$268	$2,364
Impact on Return	$207	$223	$241	$259	$279	$299	$321	$345	$369	$395	$2,939

Call 1.800.766.FUND

RS Large Cap Value Fund

Investment Objective

To maximize total return, consisting of capital appreciation and current income.

Principal Investment Strategies

The Fund invests principally in equity securities of U.S. large-capitalization companies at the time of initial purchase.

In selecting securities, UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the Fund's investment subadviser, focuses on, among other things, identifying discrepancies between a security's fundamental value and its market price. In this context, the fundamental value of a given security is UBS Global AM's assessment of what a security is worth. The Fund will select a security whose fundamental value it estimates to be greater than its market value at any given time. For each stock under analysis, UBS Global AM bases its estimates of value upon economic, industry and company analysis, as well as upon a company's management team, competitive advantage and core competencies. UBS Global AM then compares its assessment of a security's value against the prevailing market prices with the aim of constructing a portfolio of stocks with attractive relative price/value characteristics. The Fund will generally only invest in stocks that at the time of purchase are contained in its benchmark.

Benchmarks are indexes composed of securities that serve as standards of measurement for making risk and performance comparisons to actively managed investment portfolios. The Fund's benchmark, the Russell 1000® Value Index, plays an important role in UBS Global AM's investment process. UBS Global AM attempts to add value by employing various strategies of overweighting and underweighting broad country, sector, and other factors, such as market capitalization, volatility, and earnings yield, relative to the benchmark.

Although UBS Global AM may consider the factors described above in purchasing or selling investments for the Fund, UBS Global AM may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

The Fund may hold a substantial portion of its assets in cash or cash equivalent instruments, including shares of an affiliated investment company, although it will not necessarily do so.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies. The Fund defines such companies as those with a capitalization of at least $3 billion at the time of initial purchase. However, the Fund may invest a portion of its assets in securities outside of this range. Further, if movement in the market price causes a security to change from one capitalization range to another, the Fund is not required to dispose of the security. Investments in equity securities may include, but are not limited to, dividend-paying securities, common stock, preferred stock, initial public offerings, shares of investment companies including ETFs, convertible securities, warrants and rights.

The Fund may invest up to 20% of its net assets in foreign issuers. The Fund may, but will not necessarily, use forward foreign-currency exchange contracts, enter into contracts for the purchase or sale for future delivery of foreign currencies, or purchase and write put and call options on foreign currencies to try to manage the Fund's exposure to changes in currency exchange rates.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Investment Style Risk

A mutual fund investing principally in value style stocks may at times under-perform other mutual funds that invest more broadly or that have different investment styles.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency

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RS Large Cap Value Fund

exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by UBS Global AM, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Cash Position Risk

To the extent the Fund holds assets in cash and cash equivalents and not in the investments previously described, the ability of the Fund to meet its objective may be limited.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart to the right and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past three calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian UBS Large Cap Value Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart below and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 2004 9.29%

Worst Quarter First Quarter 2005 -0.90%

Call 1.800.766.FUND

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	Since Inception (2/3/03)
Class A Shares
Return Before Taxes	12.32%	16.75%
Return After Taxes on Distributions†	11.13%	14.98%
Return After Taxes on Distributions and Sale of Fund Shares†	9.47%	13.96%
Class B Shares	14.03%	17.01%
Class C Shares	16.03%	17.33%
Class K Shares	17.55%	17.87%
Russell 1000® Value Index* (reflects no deduction for fees, expenses, or taxes)	22.25%	19.70%

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Russell 1000® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class A Shares	0.83%	0.25%	0.32%	1.40%
Class B Shares	0.83%	1.00%	0.33%	2.16%
Class C Shares	0.83%	1.00%	0.33%	2.16%
Class K Shares	0.83%	0.65%	0.21%	1.69%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009, to limit the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to 1.43% for Class A shares, 2.19% for Class B and Class C shares, and 1.71% for Class K shares. RS Investments may terminate the limitation for the Fund after December 31, 2009.

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RS Large Cap Value Fund

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$615	$910	$1,226	$2,120
Class B Shares	$527	$899	$1,298	$2,369
Class C Shares	$327	$699	$1,198	$2,568
Class K Shares	$177	$550	$946	$2,056
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$615	$910	$1,226	$2,120
Class B Shares	$227	$699	$1,198	$2,369
Class C Shares	$227	$699	$1,198	$2,568
Class K Shares	$177	$550	$946	$2,056

Call 1.800.766.FUND

RS Core Equity Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

RS Investments uses a blended approach in managing the Fund's portfolio, which is composed of both growth and value stocks. RS Investments chooses investments for the Fund based on a rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. Through the fundamental analysis, RS Investments seeks to achieve a thorough understanding of a company's financial performance and prospects as well as the strength of its business model and competitive position versus peer companies. RS Investments also considers the prospects for specific industries as well as the overall economy to provide a broader context for each investment decision and for portfolio construction. RS Investments utilizes several quantitative stock screening tools to identify potential buy and sell candidates for further research. Also, RS Investments integrates disciplined portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities, which may include common stocks, preferred stocks, or other securities convertible into common stock. Although the Fund may select companies of any size and in any industry sector, the Fund typically invests most of its assets in securities from among the 1,000 largest U.S. companies in market capitalization.

The Fund typically invests most of its assets in securities of U.S. companies but may also invest up to 15% of its net assets in foreign securities. The Fund expects that most of this amount will be invested in securities of U.S. or foreign companies that are issued or traded overseas, primarily in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), or European Depositary Receipts (EDRs). To the extent that the Fund invests in securities denominated in foreign currencies, it may, but will not necessarily, use forward foreign-currency exchange contracts to hedge against adverse changes in currency exchange rates. The Fund may also make investments in the real estate sector, including investments in real estate investment trusts (REITs).

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

www.RSinvestments.com

RS Core Equity Fund

Principal Risks (continued)

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Park Avenue Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart below and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 25.06%  Worst Quarter First Quarter 2001 -20.50%

Call 1.800.766.FUND

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception*
Class A Shares
Return Before Taxes	11.32%	3.00%	4.63%	12.70%
Return After Taxes on Disributions†	11.07%	2.82%	3.48%	—
Return After Taxes on Distributions and Sale of Fund Shares†	7.59%	2.51%	3.69%	—
Class B Shares	12.69%	2.80%	4.14%	5.45%
Class C Shares	14.61%	2.80%	—	-5.54%
Class K Shares	16.37%	3.64%	—	0.93%
S&P 500® Index** (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%	11.14%

*  Inception of Class A shares: June 1, 1972; Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The S&P 500® Index is an unmanaged market-capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" return for the S&P 500® shown in the table above is since June 1, 1972, the date of inception of Class A shares. The S&P 500® Index had average annual returns of 9.29% since May 1, 1996, the date of inception of Class B shares; 1.02% since August 7, 2000, the date of inception of Class C shares; and 4.07% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies to purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

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RS Core Equity Fund

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class A Shares[3]	0.50%	0.25%	0.19%	0.94%	(0.01)%	0.93%
Class B Shares	0.50%	1.00%	0.49%	1.99%	None	1.99%
Class C Shares	0.50%	1.00%	0.52%	2.02%	None	2.02%
Class K Shares	0.50%	0.65%	0.13%	1.28%	None	1.28%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses is imposed, pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009, to limit the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to 0.93% for Class A shares, 2.05% for Class B shares, 2.04% for Class C shares, and 1.28% for Class K shares. The effect, if any, of this limitation is reflected under the caption "Fee Waiver/Expense Limitation." RS Investments may terminate the limitation for the Fund after December 31, 2009. "Net Expenses" reflect the effect, if any, of this expense limitation on "Total Annual Fund Operating Expenses."

3  This table does not reflect deductions for expenses that relate to owning Class A shares of RS Core Equity Fund through a Value Guard variable annuity contract. The Value Guard prospectus provides information about such expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses through December 31, 2009 are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B shares to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$568	$765	$981	$1,602
Class B Shares	$509	$845	$1,207	$2,105
Class C Shares	$312	$655	$1,123	$2,418
Class K Shares	$134	$418	$723	$1,588
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$568	$765	$981	$1,602
Class B Shares	$209	$645	$1,107	$2,105
Class C Shares	$212	$655	$1,123	$2,418
Class K Shares	$134	$418	$723	$1,588

Call 1.800.766.FUND

RS Small Cap Core Equity Fund

Investment Objective

Long-term capital appreciation.

Principal Investment Strategies

The Fund invests principally in equity securities of small-capitalization companies at the time of initial purchase.

RS Investments uses a blended approach in managing the Fund's portfolio, which is composed of both growth and value stocks. RS Investments chooses investments for the Fund based on a rigorous analysis of companies. This analysis is both quantitative and fundamental in nature. Through the fundamental analysis, RS Investments seeks to achieve a thorough understanding of a company's financial performance and prospects as well as the strength of its business model and competitive position versus peer companies. RS Investments also considers the prospects for specific industries as well as the overall economy to provide a broader context for each investment decision and for portfolio construction. RS Investments utilizes several quantitative stock screening tools to identify potential buy and sell candidates for further research. Also, RS Investments integrates disciplined portfolio construction techniques and risk models to monitor and analyze the investment risks in the Fund's portfolio.

Although RS Investments may consider the factors described above in purchasing or selling investments for the Fund, RS Investments may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in equity securities of small-capitalization companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund defines small-capitalization companies as those with market capitalizations of $3 billion or below at the time of initial purchase. The Fund may invest up to 20% of its net assets in companies that have market capitalizations within the range of the Russell 2000® Index but are above $3 billion in market capitalization. As of March 31, 2007, the market capitalization of companies in the Russell 2000® Index ranged between approximately
$25.2 million and $3.8 billion.

The Fund typically invests most of its assets in securities of U.S. companies but may also invest up to 15% of its net assets in foreign securities. To the extent that the Fund invests in securities denominated in foreign currencies, it may, but will not necessarily, use forward foreign-currency exchange contracts to hedge against adverse changes in currency exchange rates.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

www.RSinvestments.com

RS Small Cap Core Equity Fund

Principal Risks (continued)

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In recent periods, the Fund has experienced annual portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past nine calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Park Avenue Small Cap Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart below and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 41.20%  Worst Quarter Third Quarter 1998 -25.09%

Call 1.800.766.FUND

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	Since Inception*
Class A Shares
Return Before Taxes	11.35%	9.07%	9.63%
Return After Taxes on Distributions†	9.76%	7.74%	8.84%
Return After Taxes on Distributions and Sale of Fund Shares†	8.62%	7.53%	8.31%
Class B Shares	12.63%	8.92%	8.82%
Class C Shares	14.84%	9.01%	2.99%
Class K Shares	16.58%	9.81%	8.28%
Russell 2000® Index** (reflects no deduction for fees, expenses, or taxes)	18.37%	11.39%	10.26%

*  Inception of Class A shares: May 1, 1997; Class B shares: May 6, 1997; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which consists of the 3,000 largest U.S. companies based on total market capitalization. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" return for the Russell 2000® Index shown in the table above is since May 1, 1997, the date of inception of Class A shares. The Russell 2000® Index has had average annual returns of 9.76% since May 6, 1997, the date of inception of Class B shares; 8.42% since August 7, 2000, the date of inception of Class C shares; and 10.19% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

www.RSinvestments.com

RS Small Cap Core Equity Fund

Annual Fund Operating Expenses

(expenses are deducted from Fund assets shown as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class A Shares	0.75%	0.25%	0.26%	1.26%
Class B Shares	0.75%	1.00%	0.63%	2.38%
Class C Shares	0.75%	1.00%	0.46%	2.21%
Class K Shares	0.75%	0.65%	0.19%	1.59%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009, to limit the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to 1.27% for Class A shares, 2.41% for Class B shares, 2.22% for Class C shares, and 1.60% for Class K shares. RS Investments may terminate the limitation for the Fund after December 31, 2009.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$601	$867	$1,153	$1,965
Class B Shares	$550	$969	$1,414	$2,512
Class C Shares	$332	$715	$1,224	$2,621
Class K Shares	$167	$518	$892	$1,943
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$601	$867	$1,153	$1,965
Class B Shares	$250	$769	$1,314	$2,512
Class C Shares	$232	$715	$1,224	$2,621
Class K Shares	$167	$518	$892	$1,943

Call 1.800.766.FUND

RS S&P 500 Index Fund

Investment Objective

To track the investment performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), which emphasizes securities issued by large U.S. companies.

Principal Investment Strategies

The Fund invests primarily in stocks of companies included in the S&P 500. To replicate the performance of the S&P 500, Guardian Investor Services LLC, the Fund's subadviser ("GIS"), purchases and maintains all or substantially all of the securities included in the S&P 500, in approximately the same percentages as such securities are included in the S&P 500. Because the Fund is intended to track the performance of the S&P 500, GIS does not actively determine the stock selection or sector allocation. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization.

"S&P,®" "S&P 500,®" "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

Principal Investments

The Fund normally invests at least 95% of its net assets in the stocks of companies included in the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks selected by Standard & Poor's as representative of a broad range of industries within the U.S. economy, including foreign securities. The S&P 500 is composed primarily of stocks issued by large-capitalization companies. The securities selected for the portfolio are those securities that are included in the S&P 500, in approximately the same percentages as those securities are included in the index. The percentage weighting of a particular security in the S&P 500 is determined by that security's relative total market capitalization—which is the market price per share of the security multiplied by the number of shares outstanding. To track the S&P 500 as closely as possible, the Fund attempts to remain fully invested in stocks.

The Fund also may, but will not necessarily, enter into derivative transactions, such as futures and options contracts, as a substitute for the purchase or sale of securities or when there are large cash inflows into the Fund. The Fund may at times, but will not necessarily, hold a substantial portion of its assets in cash and cash equivalents.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Index Risk

There is no assurance that the Fund will track the performance of the S&P 500 perfectly. The Fund's ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in the Fund's portfolio, and the frequency and timing of shareholder purchases and sales of Fund shares. The index may not contain the appropriate mix of securities for any particular economic cycle, and the timing of movements from one type of security to another in seeking to replicate the index could have a negative effect on the Fund. Unlike with an actively managed fund, the portfolio managers do not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in investments described previously, the ability of the Fund to meet its objective may be limited.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

www.RSinvestments.com

RS S&P 500 Index Fund

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Second Quarter 2003 15.11%  Worst Quarter Third Quarter 2002 -17.45%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	Since Inception*
Class A Shares
Return Before Taxes	11.81%	5.02%	0.11%
Return After Taxes on Distributions†	11.57%	4.73%	-0.17%
Return After Taxes on Distributions and Sale of Fund Shares†	7.95%	4.21%	-0.03%
Class B Shares	11.33%	4.64%	-0.22%
Class C Shares	13.31%	4.78%	-0.24%
Class K Shares	14.76%	5.13%	2.55%
S&P 500® Index** (reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	1.02%

*  Inception of Class A, Class B, and Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" return for the S&P 500® Index shown in the table above is since August 7, 2000, the date of inception of Class A, Class B, and Class C shares. The S&P 500® Index had average annual returns of 4.07% since May 15, 2001, the date of inception of Class K shares.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past six calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian S&P 500 Index Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart above and the table to the left includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Call 1.800.766.FUND

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	3.00%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class A Shares	0.25%	0.25%	0.20%	0.70%	(0.17)%	0.53%
Class B Shares	0.25%	1.00%	0.46%	1.71%	(0.43)%	1.28%
Class C Shares	0.25%	1.00%	0.49%	1.74%	(0.46)%	1.28%
Class K Shares	0.25%	0.65%	0.24%	1.14%	(0.21)%	0.93%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption "Fee Waiver/Expense Limitation." RS Investments may terminate the limitation for the Fund after December 31, 2009. "Net Expenses" reflect the effect of this expense limitation on "Total Annual Fund Operating Expenses."

www.RSinvestments.com

RS S&P 500 Index Fund

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown previously under "Net Expenses" and for all subsequent periods are the same as those shown previously under "Total Annual Fund Operating Expenses."

The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$354	$469	$635	$1,116
Class B Shares	$434	$618	$924	$1,680
Class C Shares	$234	$418	$832	$1,985
Class K Shares	$98	$305	$579	$1,363
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$354	$469	$635	$1,116
Class B Shares	$134	$418	$824	$1,680
Class C Shares	$134	$418	$832	$1,985
Class K Shares	$98	$305	$579	$1,363

Call 1.800.766.FUND

RS International Growth Fund

Investment Objective

Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Principal Investment Strategies

Baillie Gifford Overseas Limited ("BG Overseas"), the investment sub-subadviser of the Fund, seeks to add value through active management by making long-term investments in businesses that BG Overseas believes are well-managed, quality businesses that enjoy sustainable, competitive advantages in their marketplace.

BG Overseas' investment style primarily uses a bottom-up, stock-driven approach, with the objective of selecting stocks that BG Overseas believes can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies that it believes have attractive industry backgrounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that BG Overseas considers when analyzing companies in this bottom-up analysis (in order of importance) are:

■  earnings growth;

■  cash flow growth;

■  profitability;

■  debt and interest cover; and

■  valuation.

To determine how to allocate the Fund's assets geographically, BG Overseas evaluates economic, market, and political trends worldwide. Among the factors considered are currency exchange rates, the growth potential of economies and securities markets, technological developments, and political and social conditions.

Although BG Overseas may consider the factors described above in purchasing or selling investments for the Fund, BG Overseas may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of the value of the Fund's net assets in common stocks and convertible securities issued by companies domiciled outside of the United States. The Fund does not usually focus its investments in a particular industry or country. In constructing the portfolio, BG Overseas normally takes into account the industry and country allocations in the Morgan Stanley Capital International ("MSCI") Growth Index for Europe, Australasia, and the Far East ("EAFE"). A significant part of the Fund's assets will normally be divided among continental Europe, the United Kingdom, Japan, and Asia (including Australia and New Zealand). However, there are no limitations on how much money the Fund can invest in any one country. Up to 10% of the Fund's total assets may be invested in countries in emerging markets when BG Overseas believes it would be appropriate to do so.

The Fund also may invest in foreign issuers through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), or similar investment vehicles. The Fund may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. A forward foreign-currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.

As a temporary defensive measure, if BG Overseas believes that investing in foreign equity securities is too risky, the Fund may significantly alter its portfolio by investing, without any percentage limit, in foreign or U.S. investment-grade, non-convertible preferred stocks, bonds, government securities, or money market instruments. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

www.RSinvestments.com

RS International Growth Fund

Principal Risks (continued)

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Currency Risk

Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Emerging Market Risk

To the extent that the Fund invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, companies that are newly organized and small, differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and less developed legal systems. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by BG Overseas, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in investments previously described, the ability of the Fund to meet its objective may be limited.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Baillie Gifford International Growth Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Call 1.800.766.FUND

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 26.65%  Worst Quarter Third Quarter 2002 -20.30%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception*
Class A Shares
Return Before Taxes	16.62%	10.11%	5.73%	7.85%
Return After Taxes on Distributions†	16.51%	10.06%	4.85%	6.95%
Return After Taxes on Distributions and Sale of Fund Shares†	10.91%	8.80%	4.63%	6.56%
Class B Shares	17.89%	9.72%	5.01%	5.11%
Class C Shares	20.27%	10.01%	—	1.38%
Class K Shares	22.13%	10.97%	—	6.47%
MSCI EAFE Growth Index** (reflects no deduction for fees, expenses, or taxes)[1]	22.69%	12.63%	5.35%	7.07%

*  Inception of Class A shares; February 16, 1993; Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The Morgan Stanley Capital International (MSCI) Growth Index for Europe, Australasia, and Far East (EAFE) is generally considered to be representative of international stock market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" returns for the MSCI EAFE Growth Index shown in the table above is since February 16, 1993, the date of inception of Class A shares. The MSCI EAFE Growth Index had average annual return of 4.85% since May 1, 1996, the date of inception of Class B shares; 3.08% since August 7, 2000, the date of inception of Class C shares; and 8.19% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentageof the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

www.RSinvestments.com

RS International Growth Fund

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Total Distribution (12b-1) Fees	Annual Fund Other Expenses[1]	Operating Expenses[2]
Class A Shares	0.80%	0.25%	0.59%	1.64%
Class B Shares	0.80%	1.00%	1.08%	2.88%
Class C Shares	0.80%	1.00%	0.76%	2.56%
Class K Shares	0.80%	0.65%	0.43%	1.88%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009, to limit the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to 1.73% for Class A shares, 2.97% for Class B shares, 2.65% for Class C shares, and 1.96% for Class K shares. RS Investments may terminate the limitation for the Fund after December 31, 2009.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$639	$983	$1,351	$2,380
Class B Shares	$602	$1,125	$1,673	$3,003
Class C Shares	$369	$825	$1,408	$2,986
Class K Shares	$197	$610	$1,049	$2,266
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$639	$983	$1,351	$2,380
Class B Shares	$302	$925	$1,573	$3,003
Class C Shares	$269	$825	$1,408	$2,986
Class K Shares	$197	$610	$1,049	$2,266

Call 1.800.766.FUND

RS Emerging Markets Fund

Investment Objective

Long-term capital appreciation. It is anticipated that long-term capital appreciation will be accompanied by dividend income, which may vary depending on factors such as the location of the investments.

Principal Investment Strategies

Baillie Gifford Overseas Limited, the Fund's investment sub-subadviser ("BG Overseas"), seeks to add value through active management by making long-term investments in businesses that BG Overseas believes are well managed and enjoy sustainable, competitive advantages in their marketplace.

BG Overseas' investment style primarily uses a bottom-up, stock-driven approach to country and asset allocation, with the objective of selecting stocks that BG Overseas believes can sustain an above-average growth rate and trade at a reasonable price.

Companies are screened for quality first; valuation is a secondary consideration. BG Overseas looks for companies that it believes have attractive industry back-grounds, strong competitive positions within those industries, high-quality earnings, and a positive approach toward shareholders. The main fundamental factors that BG Overseas considers when analyzing companies in this bottom-up analysis (in order of importance) are:

■  earnings growth;

■  cash flow growth;

■  profitability;

■  debt and interest cover; and

■  valuation.

Although BG Overseas may consider the factors described above in purchasing or selling investments for the Fund, BG Overseas may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in securities of emerging market companies, which may include common stocks, preferred stocks, or other securities convertible into common stock. The Fund defines an emerging market country as one whose economy or markets are considered by the International Finance Corporation and the World Bank to be emerging or developing, as well as any country classified by the United Nations as developing. The Fund defines an emerging market company as one that is organized under the laws of, or has its principal office in, an emerging market country; derives 50% or more of its revenue from goods produced, services performed, or sales made in emerging market countries; or for which the principal securities market is located in an emerging market country. In constructing the portfolio, BG Overseas takes into account the industry and country allocations in the Morgan Stanley Capital International ("MSCI") Emerging Markets Free ("EMF") Index.

The Fund expects to invest in some or all of the following emerging market countries: Argentina, Brazil, Botswana, Bulgaria, Chile, China, Colombia, Croatia, the Czech Republic, Egypt, Estonia, Ghana, Greece, Hungary, India, Indonesia, Israel, Jordan, Kuwait, Latvia, Lithuania, Malaysia, Mauritius, Mexico, Morocco, Namibia, Pakistan, Panama, Peru, the Philippines, Poland, Portugal, Romania, Russia, the Slovak Republic, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Tunisia, Turkey, Venezuela, and Zimbabwe. BG Overseas determines the universe of emerging market countries, and this list may change based on BG Overseas' assessment of a country's suitability for investment.

The Fund may invest up to 20% of the Fund's net assets in bonds and other types of debt securities issued by governments in emerging market countries; stocks and debt securities issued by companies or governments in developed countries; and cash or money market instruments. Investment rating agencies in the United States often consider bonds issued in emerging market countries to be below investment-grade (commonly referred to as "high-yield" securities or "junk bonds"). The Fund may invest up to 10% of the Fund's assets in below-investment-grade securities.

The Fund may hold cash in U.S. dollars or foreign currencies. To attempt to protect against adverse changes in currency exchange rates, the Fund may, but will not necessarily, use special techniques such as forward foreign-currency exchange contracts. A forward foreign-currency exchange contract is an agreement to purchase or sell a specific currency at a specified future date and price agreed to by the parties at the time of entering into the contract.

As a temporary defensive strategy, the Fund may significantly change its portfolio if BG Overseas believes that political or economic conditions make investing in emerging market countries too risky. In this case, the Fund may acquire foreign or U.S. investment-grade, non-convertible preferred stocks, bonds, government securities, and money market instruments. To the extent that the Fund assumes a temporary defensive position, it may not achieve its investment objective during that time.

www.RSinvestments.com

RS Emerging Markets Fund

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent that investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund.

Currency Risk

Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, the Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions. The use of foreign exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

Emerging Market Risk

To the extent that the Fund invests in emerging markets, there are special risks in addition to the general risks of investing abroad. These risks include, among, others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, companies that are newly organized and small, differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers, and less developed legal systems. These factors can make emerging market investments more volatile and less liquid than investments in developed markets.

Small Companies Risk

Small companies may be subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss.

Investment Style Risk

A mutual fund investing principally in growth style stocks may at times underperform other mutual funds that invest more broadly or that have different investment styles.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by BG Overseas, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in investments previously described, the ability of the Fund to meet its objective may be limited.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Call 1.800.766.FUND

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1999 42.52%  Worst Quarter Third Quarter 2001 -23.85%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	Since Inception*
Class A Shares
Return Before Taxes	29.34%	26.78%	11.31%
Return After Taxes on Distributions†	26.08%	25.74%	10.65%
Return After Taxes on Distributions and Sale of Fund Shares†	22.76%	23.78%	9.88%
Class B Shares	31.52%	26.64%	10.10%
Class C Shares	33.68%	26.78%	16.39%
Class K Shares	35.39%	27.64%	24.11%
MSCI EMF Index** (reflects no deduction for fees, expenses, or taxes)	32.59%	26.97%	8.80%

*  Inception of Class A shares: May 1, 1997; Class B shares: May 6, 1997; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is generally considered to be representative of the stock market activity of emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" return for the MSCI EMF Index shown in the table above is since May 1, 1997, the date of inception of Class A shares. The MSCI EMF Index had average annual returns of 8.82% since May 6, 1997, the date of inception of Class B shares; 15.91% since August 7, 2000, the date of inception of Class C shares; and 23.65% since May 15, 2001, the date of inception of Class K shares.

Fund Performance

The chart above and the table to the left provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past nine calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Baillie Gifford Emerging Markets Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart above and the table to the left includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Emerging Markets Fund

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales loads discount based on the amount you invest or you may be eligible for a sales loads waiver. You will pay no initial sales loads on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]
Class A Shares	1.00%	0.25%	0.43%	1.68%
Class B Shares	1.00%	1.00%	0.53%	2.53%
Class C Shares	1.00%	1.00%	0.47%	2.47%
Class K Shares	1.00%	0.65%	0.33%	1.98%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009 to limit the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) to 1.75% for Class A shares, 2.62% for Class B Shares, 2.55% for Class C shares, and 2.06% for Class K shares. RS Investments may terminate the limitation for the Fund after December 31, 2009.

Call 1.800.766.FUND

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$643	$996	$1,371	$2,422
Class B Shares	$566	$1,016	$1,492	$2,739
Class C Shares	$359	$797	$1,361	$2,893
Class K Shares	$208	$642	$1,102	$2,375
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$643	$996	$1,371	$2,422
Class B Shares	$266	$816	$1,392	$2,739
Class C Shares	$259	$797	$1,361	$2,893
Class K Shares	$208	$642	$1,102	$2,375

www.RSinvestments.com

RS Investment Quality Bond Fund

Investment Objective

To seek a high level of current income and capital appreciation without undue risk to principal.

Principal Investment Strategies

The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

Guardian Investor Services LLC, the Fund's subadviser ("GIS"), allocates the Fund's investments among the various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on their attractiveness relative to one another. Within sector allocations, GIS selects individual securities by considering the following characteristics:

■  the yield paid by the security;

■  potential appreciation in the value of the security;

■  the credit quality of the issuer;

■  maturity; and

■  the degree of risk associated with a specific security relative to other securities in the sector.

The Fund seeks to maintain an intermediate duration (between three and 10 years) but may lengthen or shorten its duration within the intermediate range to reflect changes in the overall composition of the investment-grade debt markets. Duration is a measure of a bond price's sensitivity to changes in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point.

Although GIS may consider the factors described above in purchasing or selling investments for the Fund, GIS may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in investment-grade debt securities. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, Baa or BBB, respectively, or higher or, if unrated, that has been determined by GIS to be of comparable quality. The Fund may invest in lower-rated debt securities, commonly known as "high-yield" securities or "junk bonds"; normally, less than 10% of the Fund's assets will be invested in lower-rated securities.

The Fund may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars. In addition, the Fund may invest in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Fund's portfolio.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Call 1.800.766.FUND

Principal Risks (continued)

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-back securities may be extended, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses and may result in taxable capital gains. In addition, to the extent that the Fund's shares are held by an asset allocation fund, reallocations of the asset allocation fund's investments may cause the Fund to have to sell portfolio securities to honor redemption requests or to invest large amounts of cash at times when it would not otherwise do so, which could have adverse effects on the Fund's performance, accelerate the realization of taxable income to shareholders, and increase transaction costs. In recent periods, the Fund has experienced annual portfolio turnover in excess of 200% and will likely experience high portfolio turnover rates in the future.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Investment Quality Bond Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS Investment Quality Bond Fund

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Third Quarter 2001 4.84%  Worst Quarter Second Quarter 2004 -2.63%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception*
Class A Shares
Return Before Taxes	0.18%	3.98%	5.31%	5.21%
Return After Taxes on Distributions†	-1.44%	2.26%	3.19%	3.04%
Return After Taxes on Distributions and Sale of Fund Shares†	0.11%	2.42%	3.24%	3.09%
Class B Shares	0.20%	3.81%	—	5.02%
Class C Shares	2.20%	3.98%	—	5.02%
Class K Shares	3.67%	4.36%	—	4.81%
Lehman Brothers Aggregate Bond Index**(reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	6.24%	6.31%

*  Inception of Class A shares: February 16, 1993; Class B and Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" return for the Lehman Brothers Aggregate Bond Index shown in the table above is since February 16, 1993, the date of inception of Class A shares. The Lehman Brothers Aggregate Bond Index had average annual returns of 6.18% since August 7, 2000, the date of inception of Class B and Class C shares; and 5.53% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	3.75%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

Call 1.800.766.FUND

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class A Shares	0.50%	0.25%	0.26%	1.01%	(0.16)%	0.85%
Class B Shares	0.50%	1.00%	0.48%	1.98%	(0.37)%	1.61%
Class C Shares	0.50%	1.00%	0.52%	2.02%	(0.41)%	1.61%
Class K Shares	0.50%	0.65%	0.24%	1.39%	(0.14)%	1.25%

1  "Other Expenses" have been restated to reflect current fees. "Other Expenses" also reflects the inclusion of 0.01% of interest expense incurred by the Fund as a result of entering into reverse repurchase agreements.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption "Fee Waiver/Expense Limitation." RS Investments may terminate the limitation for the Fund after December 31, 2009. "Net Expenses" reflect the effect of this expense limitation on "Total Annual Fund Operating Expenses."

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$878	$1,551
Class B Shares	$468	$721	$1,086	$2,012
Class C Shares	$268	$521	$996	$2,307
Class K Shares	$131	$408	$740	$1,676
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$878	$1,551
Class B Shares	$168	$521	$986	$2,012
Class C Shares	$168	$521	$996	$2,307
Class K Shares	$131	$408	$740	$1,676

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RS Low Duration Bond Fund

Investment Objective

A high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Fund invests primarily in investment-grade securities, including corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies.

Guardian Investor Services LLC, the Fund's subadviser ("GIS"), allocates the Fund's investments among various sectors of the debt markets by analyzing overall economic conditions within and among these sectors. The Fund normally diversifies its asset allocations broadly among the debt securities markets but may emphasize some sectors over others based on what GIS believes to be their attractiveness relative to one another. Within sector allocations, GIS selects individual securities by considering the following characteristics:

■  the yield paid by the security;

■  potential appreciation in the value of the security;

■  the credit quality of the issuer;

■  maturity; and

■  the degree of risk associated with a specific security relative to other securities in the sector.

The Fund tends to have an average duration within a range of one to three years and an average maturity of one and three years. The Fund seeks to maintain a low duration but may lengthen or shorten its duration within that range to reflect changes in the overall composition of the short-term investment-grade debt markets. Duration is a measure of a bond price's sensitivity to a given change in interest rates. Generally, the longer a bond's duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of three years would be expected to fall approximately 3% if rates were to rise by one percentage point.

Although GIS may consider the factors described above in purchasing or selling investments for the Fund, GIS may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in debt securities, which may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. government and its agencies and instrumentalities. An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group, Baa or BBB, respectively, or higher or, if unrated, that has been determined by GIS to be of comparable quality. The Fund may invest in lower-rated debt securities, commonly known as "high-yield" securities or "junk bonds"; normally, less than 10% of the Fund's assets will be invested in lower-rated securities.

The Fund may also invest up to 10% of the value of its net assets in foreign securities denominated in U.S. dollars. In addition, the Fund may invest in so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund may engage in dollar roll and reverse repurchase agreement transactions. The Fund also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Fund's portfolio.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Call 1.800.766.FUND

Principal Risks (continued)

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-back securities may be extended, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past three calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Low Duration Bond Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart below and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Third Quarter 2006 2.05%

Worst Quarter Second Quarter 2004 -1.02%

www.RSinvestments.com

RS Low Duration Bond Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	Since Inception 7/30/03
Class A Shares
Return Before Taxes	1.82%	1.61%
Return After Taxes on Distributions†	0.48%	0.60%
Return After Taxes on Distributions and Sale of Fund Shares†	1.16%	0.78%
Class B Shares	0.38%	0.95%
Class C Shares	2.38%	1.52%
Class K Shares	3.74%	1.88%
Lehman Brothers U.S. Government 1–3 Year Bond Index** (reflects no deduction for fees, expenses, or taxes)	4.12%	2.30%

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*  The Lehman Brothers U.S. Government 1–3 Year Bond Index is an unmanaged index that is generally considered to be representative of the average yield on U.S. government obligations having maturities between one and three years. Unlike the Fund, the index does not incur fees or expenses.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	2.25%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2   Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4   Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class A Shares	0.45%	0.25%	0.75%	1.45%	(0.65)%	0.80%
Class B Shares	0.45%	1.00%	0.77%	2.22%	(0.67)%	1.55%
Class C Shares	0.45%	1.00%	0.79%	2.24%	(0.69)%	1.55%
Class K Shares	0.45%	0.65%	0.43%	1.53%	(0.33)%	1.20%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption "Fee Waiver/Expense Limitation." RS Investments may terminate the limitation for the Fund after December 31, 2009. "Net Expenses" reflect the effect of this expense limitation on Total Annual Fund Operating Expenses.

Call 1.800.766.FUND

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$307	$482	$824	$1,789
Class B Shares	$463	$705	$1,127	$2,253
Class C Shares	$263	$505	$1,031	$2,475
Class K Shares	$126	$392	$757	$1,783
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$307	$482	$824	$1,789
Class B Shares	$163	$505	$1,027	$2,253
Class C Shares	$163	$505	$1,031	$2,475
Class K Shares	$126	$392	$757	$1,783

www.RSinvestments.com

RS High Yield Bond Fund

Investment Objective

To seek current income. Capital appreciation is a secondary objective.

Principal Investment Strategies

The Fund invests primarily in securities, including high-yield corporate bonds, convertible bonds, and other debt securities, that are rated below investment grade by nationally recognized statistical ratings organizations at the time of purchase or, if unrated, have been determined by Guardian Investor Services LLC, the subadviser of the Fund ("GIS"), to be of comparable quality.

GIS considers several factors in purchasing and selling securities relative to the price of the security, such as:

■  the earnings patterns of the issuer;

■  the financial history of the issuer;

■  the management structure of the issuer; and

■  the general prospects of the issuer.

GIS considers the duration and the maturity of the Fund's portfolio; however, these factors are a lesser consideration than credit and yield considerations due to the nature of the high-yield securities in which the Fund invests. There is no lower limit on the rating of securities that may be in the Fund. Some of the securities that the Fund buys and holds may be in default, giving them a lower rating.

Although GIS may consider the factors described above in purchasing or selling investments for the Fund, GIS may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any of the factors described above or any other factors it may at its discretion consider.

Principal Investments

The Fund normally invests at least 80% of its net assets in debt securities that, at the time of purchase, are rated below investment grade, commonly known as "high-yield" securities or "junk bonds". A security will be considered to be rated below investment grade if it is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by GIS to be of comparable quality. The debt securities in which the Fund invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, "pay-in-kind" securities, and convertible bonds. The Fund may invest in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, recapitalizations, and acquisitions.

The Fund may invest in common and preferred stocks as well as warrants to purchase common stocks, bonds, or other securities; typically, not more than 20% of the Fund's assets will be invested in these types of securities.

The Fund also may invest up to 35% of the value of its total assets in foreign securities and so-called Yankee securities, which are debt securities issued by non-U.S. corporate or government entities but denominated in U.S. dollars.

The Fund also may, but will not necessarily, enter into derivative transactions, such as index futures contracts, Treasury futures contracts, Eurodollar futures contracts, and interest rate swap agreements, to manage its exposure to interest rate risk or as a substitute for investments directly in debt securities. Use of any of these investment techniques may have the effect of creating investment leverage in the Fund's portfolio.

As a temporary defensive strategy, the Fund may invest some or all of its assets in investment-grade debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents. To the extent the Fund assumes a temporary defensive position, it may not achieve its investment objectives during that time.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Call 1.800.766.FUND

Principal Risks (continued)

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-back securities may be extended, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by GIS, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past eight calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian High Yield Bond Fund, a mutual fund with substantially similar investment objectives, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVES. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

www.RSinvestments.com

RS High Yield Bond Fund

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Second Quarter 2003 6.46%  Worst Quarter Fourth Quarter 2000 -6.39%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	Since Inception*
Class A Shares
Return Before Taxes	5.05%	7.51%	5.08%
Return After Taxes on Distributions†	2.56%	4.79%	2.03%
Return After Taxes on Distributions and Sale of Fund Shares†	3.20%	4.75%	2.38%
Class B Shares	5.18%	7.39%	4.65%
Class C Shares	7.19%	7.54%	5.09%
Class K Shares	8.71%	7.92%	6.88%
Lehman Brothers Corporate High Yield Index** (reflects no deduction for fees, expenses, or taxes)	11.85%	10.18%	6.54%

*  Inception of Class A and Class B shares: September 1, 1998; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The Lehman Brothers Corporate High Yield Index is an unmanaged index that is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" return for the Lehman Brothers Corporate High Yield Index shown in the table above is since September 1, 1998, the date of inception of Class A and Class B shares. The Lehman Brothers Corporate High Yield Index had average annual returns of 7.75% since August 7, 2000, the date of inception of Class C shares; and 8.84% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	3.75%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

Call 1.800.766.FUND

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class A Shares	0.60%	0.25%	0.32%	1.17%	(0.32)%	0.85%
Class B Shares	0.60%	1.00%	0.61%	2.21%	(0.61)%	1.60%
Class C Shares	0.60%	1.00%	0.54%	2.14%	(0.54)%	1.60%
Class K Shares	0.60%	0.65%	0.27%	1.52%	(0.27)%	1.25%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption "Fee Waiver/Expense Limitation." RS Investments may terminate the limitation for the Fund after December 31, 2009. "Net Expenses" reflect the effect of this expense limitation on "Total Annual Fund Operating Expenses."

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$915	$1,690
Class B Shares	$468	$721	$1,140	$2,186
Class C Shares	$268	$521	$1,023	$2,406
Class K Shares	$131	$408	$770	$1,788
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$915	$1,690
Class B Shares	$168	$521	$1,040	$2,186
Class C Shares	$168	$521	$1,023	$2,406
Class K Shares	$131	$408	$770	$1,788

www.RSinvestments.com

RS Tax-Exempt Fund

Investment Objective

To maximize current income exempt from federal income taxes, consistent with the preservation of capital.

Principal Investment Strategies

The Fund invests primarily in investment-grade municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax including the federal alternative minimum tax ("AMT").

Guardian Investor Services LLC, the Fund's subadviser ("GIS"), allocates the Fund's investments among a diversified portfolio of investment-grade municipal obligations. The Fund will invest primarily in municipal securities with remaining maturities of between seven and 25 years. As of December 31, 2006, the Fund's dollar weighted average maturity was 15.28 years. GIS may, however, invest in municipal obligations with remaining maturities outside of that range based on GIS's analysis of the market and the economy.

Principal Investments

Under normal circumstances at least 80% of the value of the Fund's net assets will be invested in tax-exempt municipal obligations. This is a fundamental policy that cannot be changed without shareholder approval. For purposes of the fundamental policy stated above, the Fund will include borrowings for investment purposes when it calculates its net assets. The Fund will invest primarily in municipal obligations, the interest on which is, in the opinion of the issuer's bond counsel, exempt from federal income tax including the federal AMT. Municipal obligations are debt securities issued by states, the District of Columbia, and territories and possessions of the United States, their political subdivisions, agencies, authorities, and instrumentalities. Types of municipal obligations in which the Fund may invest include:

■  general obligation bonds, guaranteed by the issuer's full faith, credit, and taxing power;

■  specific obligation bonds, payable by a special tax or revenue source;

■  revenue bonds, guaranteed solely by the corporate entity that issues them;

■  notes or short-term obligations issued in anticipation of a bond sale, guaranteed by the collection of taxes or receipt of revenues;

■  private activity bonds, including industrial development bonds, issued by or on behalf of public authorities.

The Fund will normally invest in municipal securities that, at the time of purchase, are rated investment grade. An investment-grade security is one that is rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Group Baa or BBB, respectively, or higher or, if unrated, has been determined by GIS to be of comparable quality. The Fund may invest up to 10% of its assets in below-investment grade or unrated municipal obligations that GIS determines to be of comparable quality. The Fund is not required to sell a bond that has been downgraded to below-investment-grade after the Fund acquires it, but the Fund's overall holdings in below investment-grade bonds, including those that have been downgraded since the time of investment, generally will not exceed 20% of the Fund's assets. The Fund also may invest in other tax-exempt securities that are not municipal obligations. The Fund's investments may include any type of debt instrument, including, for example, zero-coupon securities as well as floating and variable-rate demand notes and bonds.

The Fund may invest without limit in municipal obligations (described above) that pay interest from similar revenue sources or securities of issuers within a single state. Up to 20% of the value of the Fund's net assets may also be invested in bonds that pay interest subject to federal income tax, including bonds that pay interest subject to the AMT.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Municipal Obligations Risk

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Payment of municipal obligations may depend on a relatively limited source of revenue, resulting in greater credit risk. Future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations.

Call 1.800.766.FUND

Principal Risks (continued)

High-yield/Junk Bond Risk

Lower-quality debt securities can involve a substantially greater risk of default than higher quality debt securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general.

Portfolio Turnover Risk

Frequent purchases and sales of portfolio securities involve expenses. In recent periods the Fund has experienced portfolio turnover in excess of 100% and will likely experience high portfolio turnover rates in the future.

Liquidity Risk

Lack of a ready market or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price. In addition, the Fund, by itself or together with other accounts managed by RS Investments, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart below and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with those of a broad measure of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with a broad-based market index. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Tax-Exempt Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart below and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

Annual Return for Class A Shares

(calendar year-end)

Best Quarter Third Quarter 2002 5.83%  Worst Quarter Second Quarter 2004 -2.79%

www.RSinvestments.com

RS Tax-Exempt Fund

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception*
Class A Shares
Return Before Taxes	1.09%	4.96%	5.28%	4.91%
Return After Taxes on Distributions†	1.04%	4.49%	5.02%	4.65%
Return After Taxes on Distributions and Sale of Fund Shares†	2.01%	4.60%	5.01%	4.67%
Class C Shares	3.25%	4.98%	—	5.29%
Lehman Brothers Municipal Bond Index**(reflects no deduction for fees, expenses, or taxes)	4.84%	5.53%	5.76%	5.96%

*  Inception of Class A shares: February 16, 1993; Class C shares: August 7, 2000.

†  After-tax returns are shown for Class A shares only; after-tax returns for Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The Lehman Brothers Municipal Bond Index is generally considered to be representative of U.S. municipal bond market activity. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" return for the Lehman Brothers Municipal Bond Index shown in the table above is since February 16, 1993, the date of inception of Class A shares. The Lehman Brothers Municipal Bond Index has had average annual returns of 5.90% since August 7, 2000, the date of inception of Class C shares.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	3.75%[1]	None[2]
Class C Shares	None	1.00%[3]

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees	Distribution (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses[2]	Fee Waiver/ Expense Limitation[2]	Net Expenses[2]
Class A Shares	0.50%	0.25%	0.16%	0.91%	(0.06)%	0.85%
Class C Shares	0.50%	1.00%	0.41%	1.91%	(0.31)%	1.60%

1  "Other Expenses" have been restated to reflect current fees.

2  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption "Fee Waiver/Expense Limitation." RS Investments may terminate the limitation for the Fund after December 31, 2009. "Net Expenses" reflect the effect of this expense limitation on Total Annual Fund Operating Expenses.

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Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$855	$1,464
Class C Shares	$268	$521	$970	$2,216
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$461	$643	$855	$1,464
Class C Shares	$168	$521	$970	$2,216

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RS Money Market Fund (previously, RS Cash Management Fund)

Investment Objective

To seek as high a level of current income as is consistent with liquidity and preservation of capital.

Principal Investment Strategies

The Fund is a money market fund. Guardian Investor Services LLC, the Fund's subadviser ("GIS"), normally invests the Fund's assets in U.S. dollar-denominated, high-quality, short-term instruments. In buying and selling investments for the Fund, GIS intends to comply with Rule 2a-7 under the Investment Company Act of 1940, which sets forth the requirements for money market funds regarding credit quality, diversification, and maturity.

Principal Investments

The Fund normally invests in money market instruments, which are high-quality, short term instruments that pay a fixed, variable, or floating interest rate. Money market instruments may include, for example, bank certificates of deposit and other bank obligations, notes, commercial paper, U.S. Government securities, and repurchase agreements.

GIS generally considers securities to be high-quality if they are rated in the highest short-term rating by at least two nationally recognized statistical ratings organizations or, where only one ratings organization has assigned a rating to the securities, the securities were assigned the highest rating by such ratings organization. GIS seeks to cause the Fund to have a dollar-weighted average portfolio maturity of 90 days or less.

Principal Risks

You may lose money by investing in the Fund. The return on money market instruments is typically lower than the return on stocks or bonds. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Among the principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Cash Management Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart above and the table to the left includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

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Annual Return for Class A Shares

(calendar year-end)

Best Quarter Third Quarter 2000 1.48%   Worst Quarter Second Quarter 2004 0.06%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception*
Class A Shares	4.26%	1.70%	3.14%	4.89%
Class B Shares	0.48%	1.05%	2.79%	2.88%
Class C Shares	2.48%	1.24%	—	1.67%
Class K Shares	3.84%	1.40%	—	1.47%
Lehman Brothers 3-Month Treasury Bill Index** (reflects no deduction for fees, expenses, or taxes)	4.87%	2.42%	3.84%	5.44%

*  Inception of Class A shares: September 13, 1982; Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

**  The Lehman Brothers 3-Month Treasury Bill Index is an unmanaged index that is generally considered representative of the average yield of three-month Treasury Bills. Unlike the Fund, the index does not incur fees or expenses. The "Since Inception" return for the Lehman Brothers 3-Month Treasury Bill Index shown in the table above is since September 13, 1982, the date of inception of Class A shares. The Lehman Brothers 3-Month Treasury Bill Index had average annual returns of 3.94% since May 1, 1996, the date of inception of Class B shares; 3.00% since August 7, 2000, the date of inception of the Class C shares; and 2.55% since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	None	None[1]
Class B Shares	None	3.00%[2]
Class C Shares	None	1.00%[3]
Class K Shares	None	None

1  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

2  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

3  Contingent deferred sales load applies for shares sold within one year of purchase.

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RS Money Market Fund

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fees[1]	Distribution (12b-1) Fees	Other Expenses[2]	Total Annual Fund Operating Expenses[3]	Fee Waiver/ Expense Limitation[3]	Net Expenses[3]
Class A Shares	0.50%	0.25%	0.17%	0.92%	(0.07)%	0.85%
Class B Shares	0.50%	1.00%	0.37%	1.87%	(0.27)%	1.60%
Class C Shares	0.50%	1.00%	0.21%	1.71%	(0.11)%	1.60%
Class K Shares	0.50%	0.65%	0.20%	1.35%	(0.10)%	1.25%

1  The management fees shall be reduced to 0.45% on the Fund's average net assets in excess of $500 million.

2  "Other Expenses" have been restated to reflect current fees.

3  An expense limitation with respect to the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) is imposed pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009. The effect of this limitation is reflected under the caption "Fee Waiver/Expense Limitation." RS Investments may terminate the limitation for the Fund after December 31, 2009. "Net Expenses" reflect the effect of this expense limitation on Total Annual Fund Operating Expenses.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown previously under "Net Expenses" and for all subsequent periods are the same as those shown previously under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$89	$279	$501	$1,141
Class B Shares	$468	$721	$1,061	$1,924
Class C Shares	$268	$521	$923	$2,048
Class K Shares	$131	$408	$730	$1,641
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$89	$279	$501	$1,141
Class B Shares	$168	$521	$961	$1,924
Class C Shares	$168	$521	$923	$2,048
Class K Shares	$131	$408	$730	$1,641

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RS Asset Allocation Fund

Investment Objective

Long-term total investment return consistent with moderate investment risk. Total investment return consists of income and changes in the market value of the Fund's investments.

Principal Investment Strategies

The Fund allocates its assets among three broad classes of investments: U.S. common stocks and convertible securities; investment-grade bonds and other debt obligations; and cash and money market instruments. The Fund currently operates primarily as a "fund of funds" by investing in other funds of RS Investment Trust. The Fund also may invest in individual securities.

Guardian Investor Services LLC, the Fund's subadviser ("GIS"), uses its own theoretical models to decide how much to invest in each asset class; GIS considers a "neutral position" to be an investment of 60% of the Fund's assets in equity investments and 40% in debt investments. Changes from the neutral position are expected to be modest and gradual, but there is no limit on the amount of assets that can be moved at any one time. The Fund is not required to maintain any minimum or maximum investment in any asset class.

GIS will invest in a particular underlying fund based on the portfolio managers' view of current economic and market conditions, as well as a review of the underlying funds' investment objectives and policies. GIS's investment models evaluate information about the economy and the markets daily to provide "signals" about portfolio allocations. GIS makes portfolio allocations among equities, debt securities, and cash after assessing the relative values of these different types of investments under prevailing market conditions, taking into account the risks associated with each type of security. For example, the Fund may invest primarily in equity securities when corporate profitability and growth appear to GIS to be strong, or it may increase the allocation in debt securities when the models suggest that stocks are generally overvalued or that the interest rate environment makes bonds more attractive.

The Fund does not have to pay any sales loads when it invests in other funds. Investors in RS Asset Allocation Fund should understand that they will pay indirectly for certain expenses of the underlying funds in which the Fund invests, in addition to the expenses of RS Asset Allocation Fund.

Principal Investments

The Fund currently operates primarily as a "fund of funds." The Fund generally invests in Class A shares of other funds of RS Investment Trust. The equity or stock portion of the Fund's portfolio is usually invested in RS S&P 500 Index Fund, which tracks the performance of the S&P 500® Index, and/or RS Core Equity Fund. The debt or bond portion may be invested in RS Investment Quality Bond Fund, and the money market portion may be invested in RS Money Market Fund. The Fund also may invest in individual securities when the portfolio managers believe that such an investment would be appropriate.

The Fund may, but will not necessarily, use special techniques, such as futures contracts and options, to implement changes in the Fund's exposure to different asset classes quickly, pending changes in the Fund's portfolio investments.

As a temporary defensive strategy, the Fund may invest some or all of its assets in debt obligations, including U.S. government securities, investment-grade corporate bonds, commercial paper, repurchase agreements, and cash equivalents.

Principal Risks

You may lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value and total return, are as follows.

Fund of Funds Risk

The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. In addition, because the Fund bears the fees and expenses of the underlying funds in which it invests, the total Fund expenses may increase if Fund assets are invested in underlying funds with higher fees or expenses than existing underlying funds.

Equity Securities Risk

The value of a company's stock may decline in response to factors affecting that particular company or stock markets generally.

Foreign Securities Risk

Foreign securities are subject to political, regulatory, economic, and exchange-rate risks not present in domestic investments. In addition, when the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions.

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RS Asset Allocation Fund

Principal Risks (continued)

Overweighting Risk

Overweighting investments in an industry or a sector increases the risk of loss because the stocks of many or all of the companies in the industry or sector may decline in value due to developments adversely affecting the industry or sector.

Underweighting Risk

If the Fund underweights its investment in an industry or a sector, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Derivatives Risk

Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close out a derivative transaction at a favorable time or price.

Debt Securities Risk

The value of a debt security or other income-producing security changes in response to changes in interest rates and depends on the issuer's credit quality.

Mortgage- and Asset-backed Securities Risk

During periods of falling interest rates, mortgage- and asset-backed securities may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-back securities may be extended, which may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults.

Cash Position Risk

To the extent that the Fund holds assets in cash and cash equivalents and not in investments described previously, the ability of the Fund to meet its objective may be limited.

Investors should review the principal risks of investing in RS S&P 500 Index Fund, RS Core Equity Fund, RS Investment Quality Bond Fund, and RS Money Market Fund, described in the Funds' Summaries in this Prospectus, because the Fund's investments will often include shares of those Funds.

Please see "Principal Risks; Additional Information About Investment Strategies and Risks" beginning on page 98 and "Other Investment Strategies and Risks" beginning on page 105 for a description of these and other risks of investing in the Fund.

Fund Performance

The chart and the table on the next page provide some indication of the risk of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's returns with two broad measures of market performance. The bar chart shows changes in the performance of the Fund's Class A shares for the past 10 calendar years. The returns in the bar chart do not reflect the impact of sales loads. If they did, the returns would be lower than those shown. The table compares the Fund's performance with two broad-based market indexes. The returns in the table reflect the impact of sales loads. As a result, the returns in the table are lower than the returns in the bar chart. The Fund is the successor to The Guardian Asset Allocation Fund, a mutual fund with substantially similar investment objective, strategies, and policies (the "Predecessor Fund"). The performance of the Fund provided in the chart and the table on the next page includes that of the Predecessor Fund for periods prior to October 9, 2006. THE FUND'S PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT AN INDICATION OF FUTURE PERFORMANCE. IT IS POSSIBLE TO LOSE MONEY ON AN INVESTMENT IN THE FUND. THE FUND MAY NOT ACHIEVE ITS INVESTMENT OBJECTIVE. THE FUND'S PERFORMANCE AFTER THE PERIODS SHOWN MAY DIFFER SIGNIFICANTLY FROM ITS PERFORMANCE DURING THE PERIODS SHOWN.

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Annual Return for Class A Shares

(calendar year-end)

Best Quarter Fourth Quarter 1998 16.15%  Worst Quarter Third Quarter 2002 -17.22%

Average Annual Total Returns

(periods ended 12/31/06)

	1 Year	5 Years	10 Years	Since Inception*
Class A Shares
Return Before Taxes	7.92%	4.56%	6.64%	8.46%
Return After Taxes on Distributions†	7.58%	4.16%	4.80%	6.49%
Return After Taxes on Distributions and Sale of Fund Shares†	5.54%	3.73%	4.84%	6.36%
Class B Shares	9.15%	4.47%	6.22%	7.01%
Class C Shares	11.15%	4.43%	—	0.82%
Class K Shares	12.70%	5.14%	—	3.21%
S&P 500® Index**(reflects no deduction for fees, expenses, or taxes)	15.79%	6.19%	8.42%	10.97%
Lehman Brothers Aggregate Bond Index** (reflects no deduction for fees, expenses, or taxes)	4.33%	5.06%	6.24%	6.31%

*  Inception of Class A shares: February 16, 1993; Class B shares: May 1, 1996; Class C shares: August 7, 2000; Class K shares: May 15, 2001.

†  After-tax returns are shown for Class A shares only; after-tax returns for other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

**  The S&P 500® Index of 500 primarily large-cap U.S. stocks is generally considered to be representative of U.S. stock market activity. The Lehman Brothers Aggregate Bond Index is generally considered to be representative of U.S. bond market activity. Index results assume the reinvestment of dividends paid on the stocks constituting the index. Unlike the Fund, the indexes do not incur fees or expenses. The "Since Inception" returns for the S&P 500® Index and the Lehman Brothers Aggregate Bond Index shown in the table above are since February 16, 1993, the date of inception of Class A shares. The S&P 500® Index and the Lehman Brothers Aggregate Bond Index had average annual returns of 9.29% and 6.43%, respectively, since May 1, 1996, the date of inception of Class B shares; 1.02% and 6.18%, respectively, since August 7, 2000, the date of inception of Class C shares; and 4.07% and 5.53%, respectively, since May 15, 2001, the date of inception of Class K shares.

Fees and Expenses

The following tables show the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(paid directly from your investment)

Share Class	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	Maximum Deferred Sales Charge (Load) (as a percentage of the lower of sale proceeds or the original offering price)
Class A Shares	4.75%[1]	None[2]
Class B Shares	None	3.00%[3]
Class C Shares	None	1.00%[4]
Class K Shares	None	None

1  You may be entitled to a sales load discount based on the amount you invest or you may be eligible for a sales load waiver. You will pay no initial sales load on purchases of $1 million or more of Class A shares. See page 117 for details.

2  Contingent deferred sales load of 1.00% applies for purchases of $1 million or more of Class A shares if these shares are sold within 18 months of purchase. See page 117 for details. Certain redemptions and distributions are not subject to this load. See the Statement of Additional Information for details.

3  Maximum contingent deferred sales load declines to 2.00% if shares are sold in year 3 or 4 after purchase; 1.00% in year 5 or 6; and 0.00% in year 7 and beyond.

4  Contingent deferred sales load applies for shares sold within one year of purchase.

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RS Asset Allocation Fund

Annual Fund Operating Expenses

(expenses are deducted from Fund assets as a percentage of average daily net assets)

Share Class	Management Fee	Distribution (12b-1) Fee[1]	Other Expenses[2]	Acquired Fund Fees & Expenses[3]	Total Annual Fund Operating Expenses[4]	Fee Waiver/ Expense Limitation[4]	Net Expenses[4]
Class A Shares	0.65%	0.25%	0.30%	0.66%	1.86%	(0.85)%	1.01%
Class B Shares	0.65%	1.00%	0.43%	0.66%	2.74%	(0.85)%	1.89%
Class C Shares	0.65%	1.00%	0.51%	0.66%	2.82%	(0.85)%	1.97%
Class K Shares	0.65%	0.65%	0.20%	0.66%	2.16%	(0.85)%	1.31%

1  The Distribution (12b-1) Fee paid by the Fund is reduced to the extent of Distribution (12b-1) Fees paid by the Funds in which the Fund invests so that the aggregate of direct and indirect Distribution (12b-1) Fees borne by the Fund will not exceed the amount set forth in the table above.

2  "Other Expenses" have been restated to reflect current fees.

3  The amounts indicated are expenses indirectly incurred by the Fund through investments in RS Core Equity Fund, RS S&P 500 Index Fund, RS Investment Quality Bond Fund, and RS Money Market Fund (the "Acquired Funds") for the fiscal year ended December 31, 2006. Actual Acquired Fund Fees and Expenses will vary depending on the Acquired Funds in which the Fund's portfolio is invested.

4  RS Investments has agreed, through December 31, 2009, that it will not receive, with respect to the portion of the Fund's portfolio that is invested directly in securities, annual management fees from the Fund in excess of 0.50%. In addition, RS investments has agreed to waive the Management Fee with respect to the portion of the Fund's assets that are invested in the Acquired Funds. The amount of the resulting waivers is shown under the caption "Fee Waiver/Expense Limitation" in the table above. "Net Expenses" reflects the effect of these fee waivers on "Total Annual Fund Operating Expenses." RS Investments may terminate the limitations for the Fund after December 31, 2009. In addition, an expense limitation with respect to the Fund's Total Annual Fund Operating Expenses is imposed, pursuant to a written agreement between RS Investments and the Fund in effect through December 31, 2009, to limit the Fund's Total Annual Fund Operating Expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) in future periods to 1.09% for class A shares, 1.99% for Class B shares, 2.06% for Class C shares, and 1.38% for Class K shares.

Cost of Investing

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment earns a 5% return each year and that the operating expenses of the Fund through December 31, 2009, are the same as those shown above under "Net Expenses" and for all subsequent periods are the same as those shown above under "Total Annual Fund Operating Expenses." The 10-year figures shown reflect the conversion of Class B to Class A shares after the eighth anniversary of purchase. Your actual costs may be higher or lower. Based on these assumptions, your costs would be as shown in the tables below.

Example of Annual Fund Operating Expenses

(based on a $10,000 investment and a 5% annual return)

If you sold all of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$584	$815	$1,238	$2,414
Class B Shares	$509	$845	$1,379	$2,761
Class C Shares	$316	$667	$1,318	$3,064
Class K Shares	$145	$450	$961	$2,364
If you did not sell any of your shares at the end of the periods shown, your costs would be:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$584	$815	$1,238	$2,414
Class B Shares	$209	$645	$1,279	$2,761
Class C Shares	$216	$667	$1,318	$3,064
Class K Shares	$145	$450	$961	$2,364

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Your Investment

Principal Risks; Additional Information About Investment Strategies and Risks

The value of your investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. The factors that a Fund's investment adviser (references to "adviser" are deemed to refer to a Fund's adviser, subadviser, or sub-subadviser, as applicable) believes are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." The principal risks of each Fund are identified in the foregoing Fund Summaries and in the chart below, and are described in this section. Risks not marked for a particular Fund may, however still apply to some extent to that Fund at various times. In addition, each Fund may be subject to additional risks other than those described below because the types of investments made by each Fund can change over time. The "Investments and Risks" section in the Statement of Additional Information includes more information about the Funds, their investments, and the related risks.

There is no guarantee that a Fund will achieve its objective, and you may lose money by investing in a Fund. In the sections that follow, more detail is provided about the Funds' principal risks and about circumstances that could adversely affect the value of a Fund's shares or its total return.

The analysis of an investment by a Fund's adviser can be incorrect and its selection of investments can lead to a Fund's underperforming other funds with similar

	RS Emerging Growth Fund	RS Growth Fund	The Information Age Fund®	RS Internet Age Fund	RS MidCap Opportunities Fund	RS Select Growth Fund	RS Smaller Company Growth Fund	RS Value Fund	RS Partners Fund	RS Investors Fund	RS Global Natural Resources Fund	RS Large Cap Value Fund
Cash Position Risk	X	X	X	X	X	X	X	X	X	X	X	X
Concentration Risk			X	X							X
Currency Risk
Debt Securities Risk								X	X	X	X
Derivatives Risk												X
Emerging Market Risk
Equity Securities Risk	X	X	X	X	X	X	X	X	X	X	X	X
Foreign Securities Risk		X	X	X				X	X	X	X	X
Fund of Funds Risk
High-yield/Junk Bond Risk
Index Risk
Investment Style Risk	X	X	X	X	X	X	X	X	X	X	X	X
Liquidity Risk	X	X	X	X	X	X	X	X	X	X	X	X
Mortgage- and Asset- backed Securities Risk
Municipal Obligations Risk
Natural Resources Investment Risk								X	X	X	X
Non-diversification/ Limited Portfolio Risk									X	X
Overweighting Risk	X	X			X	X	X	X	X	X		X
Portfolio Turnover Risk	X	X	X	X	X	X	X	X	X	X	X
Short Sales				X
Small and/or Midsized Companies Risk	X	X	X	X	X	X	X	X	X	X	X
Technology Investment Risk	X	X	X	X	X	X	X
Underweighting Risk	X	X	X	X	X	X	X	X	X	X	X	X

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investment strategies. The adviser may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the overall objective of the Fund. The performance of an investment in certain types of securities may be more dependent on an adviser's analysis than would be the case for other types of securities.

Many of the equity Funds' investment strategies and portfolio investments differ from those of most other equity mutual funds. The adviser aggressively seeks to identify favorable securities, economic and market sectors, and investment opportunities that other investors and investment advisers may not have identified. The adviser may devote more of the Funds' assets to pursuing an investment opportunity than many other mutual funds might; it may buy or sell an investment at times different from when most other mutual funds might do so; and it may select investments for the Fund that would be inappropriate for other mutual funds. This approach to investing may make the Funds more volatile investments than other mutual funds and cause any of these Funds to perform less favorably than other mutual funds under similar market or economic conditions. Each of the Funds may hold a substantial portion of its assets in cash or cash equivalents.

The Trustees of RS Investment Trust (the "Trust") may change the investment objective and the policies of any Fund without a vote of the shareholders unless otherwise specifically stated.

	RS Core Equity Fund	RS Small Cap Core Equity Fund	RS S&P 500 Index Fund	RS International Growth Fund	RS Emerging Markets Fund	RS Investment Quality Bond Fund	RS Low Duration Bond Fund	RS High Yield Bond Fund	RS Tax- Exempt Fund	RS Money Market Fund	RS Asset Allocation Fund
Cash Position Risk			X	X	X						X
Concentration Risk
Currency Risk				X	X
Debt Securities Risk					X	X	X	X	X	X	X
Derivatives Risk			X	X	X	X	X	X			X
Emerging Market Risk				X	X
Equity Securities Risk	X	X	X	X	X						X
Foreign Securities Risk	X	X		X	X	X	X	X			X
Fund of Funds Risk											X
High-yield/Junk Bond Risk					X	X	X	X	X
Index Risk			X
Investment Style Risk				X	X
Liquidity Risk	X	X		X	X	X	X	X	X
Mortgage- and Asset- backed Securities Risk						X	X	X			X
Municipal Obligations Risk									X
Natural Resources Investment Risk
Non-diversification/ Limited Portfolio Risk
Overweighting Risk	X	X									X
Portfolio Turnover Risk		X				X			X
Short Sales
Small and/or Midsized Companies Risk	X	X		X	X
Technology Investment Risk
Underweighting Risk	X	X									X

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Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund's adviser will determine the amount of a Fund's assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund's assets invested in cash and cash equivalents may at times exceed 25% of that Funds' net assets. To the extent that a Fund holds assets in cash and otherwise uninvested, the ability of a Fund to meet its objective may be limited.

Concentration Risk

The Information Age Fund®, RS Internet Age Fund®, and RS Global Natural Resources Fund will concentrate their investments in companies in a particular sector as described in the Fund Summaries. When a Fund concentrates its investments in a particular sector, financial, economic, business, and other developments affecting issuers in that sector will have a greater effect on the Fund than if it had not concentrated its assets in that sector. In addition, investors may buy or sell substantial amounts of a Fund's shares in response to factors affecting or expected to affect a sector in which the Fund concentrates its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such inflows or outflows might affect management of the Fund adversely, to the extent that they were to cause the Fund's cash position or cash requirements to exceed normal levels.

Currency Risk

Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. To attempt to protect against changes in currency exchange rates, a Fund may, but will not necessarily, engage in forward foreign-currency exchange transactions (such as foreign currency forwards or futures contracts, and foreign currency options). The use of foreign-currency exchange transactions to reduce foreign-currency exposure can eliminate some or all of the benefit of an increase in the value of a foreign currency versus the U.S. dollar.

If a Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and potentially the Fund's income available for distribution. The values of foreign currencies relative to the U.S. dollar fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund; the imposition of currency controls; and political and regulatory developments in the United States or abroad. Officials in foreign countries may from time to time take actions in respect of their currencies which could adversely affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. Foreign-currency values can decrease significantly both in the short term and over the long term in response to these and other developments.

Debt Securities Risk

The value of a debt security (and other income-producing securities, such as preferred stocks, convertible preferred stocks, equity-linked notes, and interests in income-producing trusts) changes in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund's income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. In response to an interest rate decline, debt securities that provide the issuer with the right to call or redeem the security prior to maturity may be called or redeemed, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate.

Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security's value to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

The value of a debt security also depends on the issuer's credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security's rating is downgraded by a credit rating agency. The value of a debt security can also

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decline in response to changes in market, economic, industry, political, and regulatory conditions that affect a particular type of debt security or issuer or debt securities generally.

Derivatives Risk

Derivatives are financial instruments whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. A Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality and the risk that a derivative transaction may not have the effect a Fund's adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund's counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund's derivative positions at any time. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund's performance, it may instead reduce returns and increase volatility. See the Statement of Additional Information for more information.

Emerging Market Risk

Emerging market countries may have higher relative rates of inflation than developed countries and may be more likely to experience political unrest and economic instability. Many emerging market countries have experienced substantial rates of inflation for many years, which may have adverse effects on the economies and the securities markets of those countries. Investments in emerging market countries could be subject to expropriation of assets, which could wipe out the entire value of a Fund's investment in that market. Countries heavily dependent on trade face additional threats from the imposition of trade barriers and other protectionist measures. Emerging market countries have a greater risk than developed countries of currency depreciation or devaluation relative to the U.S. dollar, which could adversely affect any investment made by a Fund. The securities markets in emerging countries may be less developed than in other countries, causing liquidity and settlement problems, such as delays and possible failures in settlement, and making it harder for a Fund to buy and sell securities. Emerging market debt securities are often rated below investment grade, reflecting increased risk of issuer default or bankruptcy. Political and economic turmoil could raise the possibility that trading of securities will be halted.

In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Equity Securities Risk

The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund's portfolio managers view as unfavorable for equity securities.

Certain Funds may at times have the opportunity to invest in securities offered in initial public offerings ("IPOs"). If RS Investments believes that a particular IPO is very likely to increase in value immediately

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after the initial offering, it is possible (although it will not necessarily be the case) that each of the Funds will invest in the IPO, even if the security is one in which a Fund might not typically otherwise invest. It is possible, however, that a Fund will lose money on an investment in an IPO, even in such a case.

IPOs may not be available to a Fund at all times, and a Fund may not always invest in IPOs offered to it. For example, a Fund may not invest in an IPO if such an offering does not meet the specific investment criteria of that Fund. (In a case such as that described above, where RS Investments believes that a particular IPO is very likely to increase in value immediately after the initial offering, it is possible (although it will not necessarily be the case) that such a Fund would nonetheless invest in that IPO.)

Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Fund makes more-limited, or no, investments in IPOs.

Foreign Securities Risk

Investments in foreign securities entail risks not present in domestic investments. Because foreign securities are normally denominated and traded in foreign currencies, the value of a Fund's assets may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, foreign withholding or other taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign company than about a U.S. company, and many foreign companies are not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees also are generally higher than in the United States. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments that could adversely affect the value of a Fund's investments in certain foreign countries. A Fund may (but will not necessarily) buy or sell foreign currencies for future delivery and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

Fund of Funds Risk

Funds that invest in shares of other funds are exposed to the risk that the underlying funds will not perform as expected. These Funds also are indirectly exposed to all of the risks applicable to an investment in the underlying funds. RS Asset Allocation Fund primarily operates as a fund of funds by investing in other Funds of RS Investment Trust (the "RS Underlying Funds"). Because the adviser receives fees from the RS Underlying Funds, the adviser has a financial incentive to invest the assets of RS Asset Allocation Fund, which does not charge a management fee with respect to its assets that are invested in the RS Underlying Funds, in RS Underlying Funds with higher fees. The adviser is legally obligated to disregard that incentive when making investment decisions.

High-yield/Junk Bond Risk

Lower-quality debt securities (commonly known as "high-yield" securities or "junk bonds") are predominantly speculative with respect to their capacity to pay interest and principal. They can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt securities. The market for lower quality debt securities can be less liquid, especially during periods of recession or general market decline. The rating services' descriptions of securities in the lower rating categories, including their speculative characteristics, are set forth in the Statement of Additional Information.

Index Risk

With respect to RS S&P 500 Index Fund, there is no assurance that RS S&P 500 Index Fund will track the performance of the S&P 500® perfectly. The Fund's ability to track the index may be affected by Fund expenses, the amount of cash and cash equivalents held in RS S&P 500 Index Fund's portfolio, and the frequency and the timing of shareholder purchases and sales of Fund shares. Unlike with an actively managed fund, the portfolio manager does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that based on market and economic conditions, the Fund's performance could be lower than other types of mutual funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Investment Style Risk

Different types of securities such as growth style or value style securities tend to shift into and out of favor with investors depending on changes in market and economic conditions. As a result, a Fund's performance

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may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

Liquidity Risk

Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. The ability of a Fund to dispose of such securities at advantageous prices may be greatly limited, and a Fund may have to continue to hold such securities during periods when the adviser would otherwise have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the adviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund's net asset value ("NAV").

Mortgage- and Asset-backed Securities Risk

Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. During periods of falling interest rates, mortgage- and asset-backed securities, which typically provide the issuer with the right to call or prepay the security prior to maturity, may be called or prepaid, which may result in the Fund having to reinvest proceeds in other investments at a lower interest rate. During periods of rising interest rates, the average life of mortgage- and asset-back securities may be extended because of slower-than-expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security. As a result, mortgage and asset-backed securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market values during periods of rising interest rates. Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage- or asset-backed security depends on the terms of the instrument and can result in significant volatility. The price of a mortgage- or asset-backed security also depends on the credit quality and adequacy of the underlying assets or collateral. Enforcing rights against the underlying assets or collateral may be difficult, or the underlying assets or collateral may be insufficient if the issuer defaults. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac"), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Municipal Obligation Risk

The values of municipal obligations can fluctuate and may be affected by adverse tax, legislative, or political changes, and by financial developments affecting municipal issuers. Because many municipal obligations are issued to finance similar projects, especially those relating to education, health care, housing, utilities, and water and sewer projects, conditions in these sectors can affect the overall municipal market. Payment of municipal obligations may depend on an issuer's general unrestricted revenues, revenue generated by a specific project or the operator of a project, government appropriations, or aid from other governments. There is greater credit risk if investors can look only to the revenue generated by a project or the operator of the project because of the relatively limited source of revenue. In addition, future changes in federal tax laws or the activity of an issuer may adversely affect the tax-exempt status of municipal obligations, causing interest received and distributed to shareholders by the Fund to be taxable and resulting in a significant

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decline in the values of such municipal obligations. There is generally less public information available for municipal obligations compared to corporate equities or debt securities, and the investment performance of a Fund holding municipal obligations may therefore be more dependent on the analytical abilities of the Fund's adviser.

Natural Resources Investment Risk

Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Non-diversification/Limited Portfolio Risk

RS Investors Fund and RS Partners Fund are not "diversified" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and therefore are able to invest their assets in a more limited number of issuers than a diversified fund. In addition, although RS Select Growth Fund (previously RS Diversified Growth Fund) is "diversified" within the meaning of the 1940 Act, it may hold a smaller number of portfolio securities than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by one of those Funds may affect its value more than if it invested in a larger number of issuers. See the "Taxes" section in the Statement of Additional Information for more detail.

Overweighting Risk

Overweighting investments in certain sectors or industries increases the risk that a Fund will suffer a greater loss because of declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industry, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. Such costs are not reflected in the Funds' Total Annual Fund Operating Expenses set forth under "Fees and Expenses" but do have the effect of reducing a Fund's investment return. Such sales may result in the realization of taxable capital gains, including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each of the Funds are set forth under "Financial Highlights."

Short Sales Risk

RS Internet Age Fund® may sell a security short and borrow the same security from a broker or other institution to complete the sale. The Fund may make a profit or incur a loss depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. An increase in the value of a security sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. The loss to the Fund from a short sale is potentially unlimited.

Small and/or Midsized Companies Risk

Small and midsized companies may offer greater opportunities for capital appreciation than larger companies, but they tend to be more vulnerable to adverse developments than larger companies, and investments in such companies may involve certain special risks. Such companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group. In addition, such companies may have been recently organized and have little or no track record of success. Also, a Fund's adviser may not have had an opportunity to evaluate such newer companies' performance in adverse or fluctuating market conditions. The securities of small and midsized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale.

Technology Investment Risk

Investments in technology companies, including companies in the Internet and biotechnology sectors, may be highly volatile. Technology companies operate in markets that are characterized by: rapid change; evolving industry standards; frequent new

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service and product announcements, introductions, and enhancements; and changing customer demands. The failure of a company to adapt to such changes could have a material adverse effect on the company's business, results of operations, and financial condition. In addition, the widespread adoption of new technologies or other technological changes could require substantial expenditures by a company to modify or adapt its services or infrastructure, which could have a material adverse effect on its business, results of operations, and financial condition. Changes in prices may reflect, for example, changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of technology investments generally. Technology companies may be dependent on a limited management group, and turnover in management may have an adverse effect on a company's profits or viability. Technology company values may be significantly affected by intense competition, changes in consumer preferences, challenges in achieving product compatibility, and government regulation. Securities of technology companies may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions.

Underweighting Risk

If a Fund underweights its investment in an industry or a sector in relation to a Fund's benchmark, the Fund will participate in any general increase in the value of companies in that industry or sector less than if it had invested more of its assets in that industry or sector.

Other Investment Strategies and Risks

In addition to the principal investment strategies described in the previous section, the Funds may at times use the strategies and techniques described in this section, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that a Fund's adviser might use in managing the Funds. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment advisers. Please see "Investments and Risks" in the Statement of Additional Information for more-detailed information about certain of the securities and the investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

American Depository Receipts (ADRs), European Depository Receipts (EDRs), and Global Depository Receipts (GDRs)

The Funds may invest in securities of U.S. or foreign companies that are issued or settled overseas, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities.

Borrowing

The Funds may borrow money for temporary emergency purposes or to facilitate redemptions, and some Funds may borrow as part of their investment strategies. When a Fund borrows for any purpose, it will typically segregate on the books of its custodian assets equal to the amount of its repayment obligation.

Convertible Securities

The Funds may invest in convertible securities, which are securities such as debt or preferred stock, that can be exchanged for another security (usually common shares) at a predetermined price or rate. Convertible securities are subject to the general risks of investing in debt securities and also to the risks of investing in equity securities.

Credit Derivatives

The Funds may enter into credit derivatives, including credit default swaps and credit default index investments. The Funds may use these investments (i) as alternatives to direct investment in a particular security, (ii) to adjust a Fund's asset allocation or risk exposure or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more-traditional securities, as described in the Statement of Additional Information.

Defensive Strategies

At times, the adviser to a Fund may judge that market conditions make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the adviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of the Fund's assets. In implementing these defensive strategies, the Fund may hold assets in cash and cash equivalents and in other investments that such adviser believes to be

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consistent with the Fund's best interests. If such a temporary defensive strategy is implemented, the Fund may not achieve its investment objective.

Dollar Roll and Reverse Repurchase Transactions

In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price.

Both types of transactions create leverage. Whenever a Fund enters into a dollar roll or reverse repurchase transaction, it segregates on the books of its custodian liquid assets whose value equals or exceeds the amount of the forward commitment or repurchase obligation on a daily basis. It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction.

Exchange-traded Index Securities

The Funds may invest in exchange-traded index securities, subject to limitations on investment in investment company securities described in the Statement of Additional Information. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock Exchange ("NYSE") and are subject to the risk that the general level of stock prices may decline, thereby adversely affecting the value of the investment. These securities generally bear operational expenses, and a Fund that invests in such securities must bear those expenses in addition to its own Fund expenses. The Funds may invest in exchange-traded index securities for cash management purposes and to maintain exposure to the equity market.

Financial Futures Contracts

A Fund may enter into financial futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund's adviser misjudges the direction of interest rates, markets, or foreign exchange rates, the Fund's overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

Forward Foreign-currency Exchange Contracts

A forward foreign-currency exchange contract is an agreement to exchange a specified amount of U.S. dollars for a specified amount of a foreign currency on a specific date in the future. The outcome of this transaction depends on changes in the relative values of the currencies subject to the transaction, the ability of the adviser to predict how the U.S. dollar will fare against the foreign currency, and on the ability of the Fund's counterparty to perform its obligation. The Funds may use these contracts to expedite the settlement of portfolio transactions or to try to manage the risk of changes in currency exchange rates.

Illiquid Securities and Exempt Commercial Paper

Illiquid securities are subject to the risks described above under Liquidity Risk. The Statement of Additional Information sets out the upper limit for each Fund's investments in illiquid securities. The Securities and Exchange Commission currently limits investments in illiquid securities to 15% of net assets (10% of assets for money market funds).

Some securities that are not registered under federal securities laws nonetheless are eligible for resale to institutional investors and may be treated by the Funds as liquid. If a Fund's adviser determines that these securities are liquid under guidelines adopted by the Board of Trustees, they may be purchased without regard to the illiquidity limits in the Statement of Additional Information. Similarly, the Funds typically treat commercial paper issued in reliance on an exemption from registration under federal securities laws as liquid.

Master Limited Partnerships

The Funds may invest in master limited partnerships in oil, gas or mineral exploration or development programs, including pipelines. Among other things, the risks associated with investments in interests in oil, gas, or other mineral exploration or development programs include the risk of limited liquidity, so that the Fund could have difficulty selling such investments at an acceptable price when it wants to sell them, and the risk that the values of such investments may be more volatile than other investments.

Options

The Funds may purchase or sell options to buy or sell securities, indexes of securities, financial futures contracts, or foreign currencies and foreign-currency futures. The owner of an option has the right to buy or sell the underlying instrument at a set price by a specified date in the future. The Funds may, but are

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not required to, use options to attempt to minimize the risk of the underlying investment and to manage exposure to changes in foreign currencies or otherwise to increase their returns. However, if the adviser misjudges the direction of the market for a security, a Fund could lose money by using options – more money than it would have lost by investing directly in the security.

REITs

The Funds may invest in real estate investment trusts ("REITs"). In a REIT, investments in a variety of real estate assets are pooled together so that shareholders receive income from rents and capital gains upon the sale of the underlying assets. Investments may be made in income-producing property or real estate loans, such as mortgages. The risks associated with investments in REITs are similar to those associated with direct investments in real estate, including volatility in the housing or commercial real estate market or other adverse economic conditions that affect real estate investments.

Repurchase Agreements

The Funds may enter into repurchase agreements. These transactions must be fully collateralized at all times but involve some risk to a Fund if the other party should default on its obligations and the Fund is delayed or prevented from recovering the collateral.

Risk of Substantial Redemptions

If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund's NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the adviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the adviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Securities Lending

The Funds may lend their portfolio securities to securities dealers, banks, and other institutional investors to earn additional income. These transactions must be continuously secured by collateral, and the collateral loaned must be marked-to-market daily. A Fund generally continues to receive all interest earned or dividends paid on the loaned securities. The aggregate market value of securities of any Fund loaned will not at any time exceed one-third (or such other lower limit as the Trustees may establish) of the total assets of the Fund.

U.S. Government Securities

U.S. government securities are securities issued or guaranteed as to the payment of interest or principal by the U.S. government, by an agency or instrumentality of the U.S. government, or by a U.S. government-sponsored entity. Certain U.S. government securities may not be supported as to the payment of principal and interest by the full faith and credit of the U.S. government or the ability to borrow from the U.S. Treasury. Some U.S. government securities may be supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security.

When-issued or Delayed-delivery Transactions

A Fund may commit to purchase or sell particular securities, with payment and delivery to take place at a future date. These are known as when-issued or delayed-delivery transactions. If the counterparty fails to deliver a security the Fund has purchased on a when-issued or delayed-delivery basis, there could be a loss as well as a missed opportunity to make an alternative investment.

Other

New financial products and risk management techniques continue to be developed. Each Fund may use these instruments and techniques to the extent consistent with its investment objective.

Note Regarding Percentage Limitations

All percentage limitations on investments in this Prospectus will apply at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund's portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund's policy to invest at least 80% of its net assets (95% in the case of RS S&P 500 Index Fund) in certain investments may be changed by the Trustees upon at least 60 days prior written notice to shareholders. References in the discussion of these Funds' investment policies to 80% of a Fund's net assets (95% in the case of RS S&P 500 Index Fund) refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

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Management of the Funds

RS Investment Management Co. LLC ("RS Investments"), a Delaware limited liability company, 388 Market Street, Suite 1700, San Francisco, CA 94111, is the investment adviser for each of the Funds. RS Investments or its investment advisory affiliates have been managing mutual fund investments since 1987. RS Investments managed approximately $17 billion in assets as of March 31, 2007. Guardian Investor Services LLC ("GIS") owns a majority of the outstanding interests in RS Investments.

Subject to such policies as the Trustees may determine, RS Investments furnishes a continuing investment program for the Funds and makes investment decisions on their behalf. RS Investments also provides administrative services to each of the Funds pursuant to the investment advisory agreement with the Funds. With respect to Funds for which a subadviser has been retained to provide advisory services to that Fund, the subadviser provides a continuing investment program for the Fund and makes investment decisions on its behalf, subject to the general oversight of RS Investments. The Trust pays all expenses not assumed by RS Investments, including, among other things, Trustees' fees and auditing, accounting, legal, custodial, investor servicing, and shareholder reporting expenses.

A Fund's adviser places all orders for purchases and sales of the Fund's investments. In selecting broker-dealers, the adviser may consider research and brokerage services furnished to it and its affiliates.

It is possible that a Fund's adviser or its affiliates or clients may hold securities issued by the same issuers and may, in some cases, have acquired the securities at different times, on more-favorable terms, or at more-favorable prices than a Fund.

A Fund's adviser may manage other accounts with investment objectives and policies similar to those of the Funds, which pay fees at rates lower than the fees paid by the Funds.

GIS serves as investment subadviser for each of RS S&P 500 Index Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Money Market Fund, and RS Asset Allocation Fund. GIS is responsible for the day-to-day investment management of the seven Funds, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with GIS), and negotiating commissions. In addition, GIS provides subadministrative services to RS Large Cap Value Fund, the Core Equity Funds, the International Funds, the Fixed Income Funds, and RS Asset Allocation Fund. GIS and its predecessor have provided investment advisory services since 1968. GIS is a Delaware limited liability company organized in 2001 as successor to Guardian Investor Services Corporation, a New York corporation organized in 1968. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company ("Guardian Life"). GIS is located at 7 Hanover Square, New York, New York 10004. GIS is the underwriter and the distributor of each of the Funds' shares and of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc. ("GIAC").

UBS Global Asset Management (Americas) Inc., ("UBS Global AM") serves as investment subadviser for RS Large Cap Value Fund. UBS Global AM is a Delaware corporation and an investment management firm, located at One North Wacker Drive, Chicago, IL 60606. UBS Global AM is responsible for the day-to-day investment management of the Fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with UBS Global AM), and negotiating commissions. UBS Global AM, a wholly owned indirect subsidiary of UBS AG, is a member of the UBS Global Asset Management business group of UBS AG. UBS AG is an internationally diversified organization headquartered in Basel and Zurich, Switzerland, with operations in many areas of the financial services industry.

Guardian Baillie Gifford Limited ("GBG") and Baillie Gifford Overseas Limited ("BG Overseas") serve as the investment subadviser and the sub-subadviser, respectively, for RS International Growth Fund and RS Emerging Markets Fund. GBG is an investment management company based in Edinburgh, Scotland. BG Overseas is responsible for the day-to-day investment management of the two Funds, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with GBG or BG Overseas), and negotiating commissions. Guardian Life owns 51% of GBG, and the remaining 49% is owned by BG Overseas. GBG has been providing investment advisory services since 1991. BG Overseas is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co. manages money for institutional clients primarily within the United Kingdom. It is one of the largest independently owned investment management firms in the United Kingdom. GBG is regulated by the Financial Services Authority, an independent regulator of investment advisory firms. GBG, BG Overseas, and Baillie Gifford & Co. are located at Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland.

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Advisory Fees Paid

(as a percentage of each Fund's average net assets)

Fund	Advisory Fees Paid[1]
RS Emerging Growth Fund	0.95%
RS Growth Fund	0.80%
The Information Age Fund	1.00%
RS Internet Age Fund	1.00%
RS MidCap Opportunities Fund	0.80%
RS Select Growth Fund	0.99%
RS Smaller Company Growth Fund	0.99%
RS Value Fund	0.85%
RS Partners Fund	0.97%
RS Investors Fund	1.00%
RS Global Natural Resources Fund	0.96%
RS Large Cap Value Fund	0.83%[2]
Fund	Advisory Fees Paid
RS Core Equity Fund	0.50%[2]
RS Small Cap Core Equity Fund	0.75%[2]
RS S&P 500 Index Fund	0.25%[2]
RS International Growth Fund	0.80%[2]
RS Emerging Markets Fund	1.00%[2]
RS Investment Quality Bond Fund	0.50%[2]
RS Low Duration Bond Fund	0.45%[2]
RS High Yield Bond Fund	0.60%[2]
RS Tax-Exempt Fund	0.50%[2]
RS Money Market Fund	0.50%[2]
RS Asset Allocation Fund	0.65%[2]

1  Advisory Fees Paid reflect the effects of any expense limitations and fee waivers in effect during the year.

2  The Fund has not operated for a full fiscal year. The amount set forth in the table reflects the Fund's contractual advisory fee rate.

The table above sets forth the advisory fees paid by each Fund during the fiscal year ended December 31, 2006.

A discussion regarding the bases for the Board of Trustees' most recent approval of the investment advisory agreements, subadvisory agreements, and sub-subadvisory agreements for the Funds prior to the date of this Prospectus is available in the Funds' Annual Report to Shareholders for the fiscal year ended December 31, 2006.

Legal Matters

On October 6, 2004, RS Investment Management, L.P. ("RSIM L.P."), the investment adviser to the RS family of funds prior to GIS's acquisition of a majority of the outstanding interests in RS Investments, entered into settlement agreements with the Securities and Exchange Commission (the "SEC") and the Office of the New York State Attorney General (the "NYAG"). The settlement agreements relate to certain investors' frequent trading of shares of RS Emerging Growth Fund during 2000 through 2003. In its settlement with the SEC, RSIM L.P. consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it.

Under the terms of the settlement agreements, RS Investments has paid disgorgement of $11.5 million and a civil money penalty of $13.5 million for a total payment of $25 million, all of which will be distributed to certain current and former shareholders of certain Funds in a manner to be determined by an independent consultant. The settlement agreement with the NYAG also requires RS Investments to reduce its management fee for certain Funds in the aggregate amount of approximately $5 million over a period of five years. In addition, RS Investments has made a number of undertakings to the SEC and the NYAG relating to compliance, ethics, and legal oversight and mutual fund governance and disclosure.

G. Randall Hecht, the former co-president of the Trust and the former chairman of the Board of Trustees of the Trust, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Hecht agreed, among other things, to pay a civil money penalty, to not serve as a Trustee of the Trust for a period of five years, and to limit his duties with RS Investments (of which he was chairman) for 12 months.

Steven M. Cohen, the former treasurer of the Trust and the former chief financial officer of RS Investments, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Cohen agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company for nine months and from serving as an officer or a director of any investment company or investment adviser for an additional two years. In addition, in accordance with the settlements, Mr. Cohen resigned as an officer and employee of RS Investments.

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RSIM L.P. and Messrs. Hecht and Cohen neither admit nor deny the findings set forth in the SEC Order, and RSIM L.P. neither admits nor denies the findings in its settlement agreement with the NYAG. A copy of the SEC Order is available on the SEC's Web site at www.sec.gov, and a copy of the settlement agreement with the NYAG is available on the NYAG's Web site at www.oag.state.ny.us.

RSIM L.P. and not any of the RS funds will bear all the costs of complying with the settlements, including payments of disgorgement and civil penalties (except those paid by Messrs. Hecht and Cohen individually), and the associated legal fees relating to these regulatory proceedings.

It is possible that these matters and/or related developments may result in increased Fund redemptions and reduced sales of Fund shares, which could result in increased costs and expenses, or may otherwise adversely affect the Funds.

After the announcement of those settlements, three related civil lawsuits commenced. These lawsuits were consolidated into one proceeding in the U.S. District Court for the District of Maryland on April 19, 2005 (In re Mutual Funds Investment Litigation, Case No. 04-MD-15863-JFM). The district court appointed a lead plaintiff, and a consolidated complaint was filed. The consolidated complaint, brought on behalf of a purported class of investors in RS funds between October 6, 1999, and October 5, 2004, seeks compensatory damages and other related relief. The complaint names RS Investments, RS Investment Management, Inc., RSIM L.P., the Trust, and certain current or former Trustees, subadvisers, employees, and officers of the Trust or RSIM L.P. as defendants. It generally tracks the factual allegations made in the SEC and NYAG settlements, including the allegations that fund prospectuses were false and misleading, and alleges a variety of theories for recovery, including, among others, that defendants violated Sections 34(b), 36(a), 36(b), and 48(a) of the 1940 Act and breached fiduciary duties to investors. The consolidated lawsuit further alleges that defendants violated, or caused to be violated, Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 and Sections 10(b) and 20(a) of the Securities Exchange Act of 1934.

On May 27, 2005, the defendants moved to dismiss the consolidated action. On November 3, 2005, the Court issued a ruling dismissing all claims against RS Investment Trust. As for the claims against the other RS defendants, the Court dismissed the claims arising under: Sections 34(b) and 36(a) of the 1940 Act; Sections 11, 12(a)(2), and 15 of the Securities Act of 1933; and state law. The Court allowed plaintiffs to proceed against some of the RS defendants with their claims arising under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and Sections 36(b) and 48(a) of the 1940 Act. Although initially the Court deferred any ruling on the claims against the named independent trustees, on July 24, 2006, the Court dismissed all remaining claims against the former and current independent trustees of the Trust. The litigation is currently in the discovery phase.

Additional lawsuits arising out of the same circumstances and presenting similar or different or additional allegations may be filed against certain RS funds, RS Investments, or their affiliates in the future. RS Investments does not believe that the pending consolidated action will materially affect its ability to continue to provide to the funds the services it has agreed to provide. It is not possible at this time to predict whether the litigation will have any material adverse effect on the Funds.

Portfolio Managers

Stephen J. Bishop

Stephen J. Bishop (RS Investments) has been co-portfolio manager of RS Internet Age Fund® since February 2001, of The Information Age Fund® since July 2001, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Mr. Bishop joined RS Investments in 1996 as a research analyst, primarily covering the technology sector. Prior to joining the firm, he worked as an analyst in the corporate finance department of Dean Witter Reynolds, Inc. for three years. Mr. Bishop holds a B.A. in economics from the University of Notre Dame and an M.B.A. from Harvard Business School.

James L. Callinan

James L. Callinan (RS Investments) has managed RS Emerging Growth Fund since 1996 and has been a co-portfolio manager of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining the firm in 1996, Mr. Callinan was portfolio manager of the Putnam OTC Emerging Growth Fund for two years and served on the investment team of Putnam's growth group for nine years. He received an A.B. in economics from Harvard College, an M.S. in accounting from New York University, and an M.B.A.

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from Harvard Business School. Mr. Callinan is also a Chartered Financial Analyst.

Melissa Chadwick-Dunn

Melissa Chadwick-Dunn (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund since January 2007 and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Before joining the firm in 2001, she was an equity analyst at Putnam Investments for two years. Prior to that, she spent four years in investment banking, working on corporate finance and mergers-and-acquisition transactions for Lehman Brothers and McDaniels S.A. Ms. Chadwick-Dunn holds a B.A. in economics and an M.A. in international relations from the University of Chicago and an M.B.A. from the Wharton School of Business.

Howard W. Chin

Howard W. Chin (GIS) has been a co-portfolio manager of RS Investment Quality Bond Fund since 1998* and of RS Low Duration Bond Fund since 2003.* Mr. Chin has been a managing director at Guardian Life since 1997. He also manages part of the fixed-income assets of Guardian Life and the fixed-income assets for other GIS subsidiaries. Prior to joining Guardian Life, Mr. Chin spent four years as a strategist at Goldman Sachs & Company. Mr. Chin earned a B.S. in engineering from Polytechnic Institute of New York and an M.B.A. from the University of California at Berkeley.

Thomas M. Cole

Thomas M. Cole (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Cole is the director of research for the Fund's investment team, responsible for overseeing the analyst team that provides the investment research on the large-cap markets that is used in making the security selections for the Fund's portfolio. Mr. Cole is head of research – North American equities and a managing director of UBS Global AM, where he has been an investment professional since 1995. He received a B.B.A. and an M.B.A. from the University of Wisconsin. Mr. Cole is also a Chartered Financial Analyst.

Robert J. Crimmins, Jr.

Robert J. Crimmins, Jr. (GIS) has been a co-portfolio manager of RS Investment Quality Bond Fund and of RS Low Duration Bond Fund since 2004.* Mr. Crimmins has been a managing director of Guardian Life since 2004. From March 2001 to March 2004, Mr. Crimmins was a senior director at Guardian Life and prior to that, Mr. Crimmins was an assistant vice president of fixed-income investments of Guardian Life. Mr. Crimmins holds a B.A. in finance from St. John's University and an M.B.A. from Fordham University.

MacKenzie B. Davis

MacKenzie B. Davis (RS Investments) has been a co-portfolio manager of RS Global Natural Resources Fund since January 2005 and a co–portfolio manager of RS Value Fund, RS Partners Fund, and RS Investors Fund since October 2006. Prior to joining RS Investments in March 2004 as an analyst in the RS Value Group, Mr. Davis spent four years as a high-yield analyst at Fidelity Management & Research Company. Previously, he was a vice president at Fidelity Capital Markets. He was also an analyst at Goldman Sachs & Company. Mr. Davis holds an A.B. from Brown University in mathematical economics and modern American history. He is a Chartered Financial Analyst.

Thomas Digenan

Thomas Digenan (UBS) has been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Digenan, together with Mr. Hazen, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Digenan has been a North American equity strategist at UBS Global AM since 2001 and is an executive director of UBS Global AM. Prior to joining UBS Global AM in 1993, he was a senior manager in the tax department at KPMG Peat Marwick. Mr. Digenan earned a B.S. at Marquette University and an M.S.T. from DePaul University. He is also a Chartered Financial Analyst.

Manind V. Govil

Manind V. Govil (RS Investments) has managed RS Core Equity Fund since 2005.* Mr. Govil joined RS Investments in October 2006 in connection with GIS's acquisition of an interest in RS Investments. Prior to that, Mr. Govil served as the head of equity investments at Guardian Life since August 2005. From 2001 to August 2005, Mr. Govil served as the lead

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portfolio manager – large cap blend/core equity, co-head of equities and head of equity research at Mercantile Capital Advisers. Prior to 2001, he was lead portfolio manager – core equity, at Mercantile. Mr. Govil received a BCom degree from the University of Bombay, India and an M.B.A. from the University of Cincinnati and is a Chartered Financial Analyst.

Alexander M. Grant, Jr.

Alexander M. Grant, Jr. (GIS) has managed RS Tax-Exempt Fund since 1993* and RS Money Market Fund since 1986.* Mr. Grant has been managing director at Guardian Life since 1999 and has managed Guardian Life's tax-exempt assets since 1993. He holds a B.A. in English from State University of New York at Buffalo.

Scott Hazen

Scott Hazen (UBS) has been a member of the investment management team of RS Large Cap Value Fund since 2004.* Mr. Hazen, together with Mr. Digenan, is the primary strategist for the investment team, responsible for providing cross-industry and risk management assessments for portfolio construction for the Fund. Mr. Hazen has been a North American equity strategist at UBS Global AM since 2004 and is an executive director of UBS Global AM. From 1992 to 2004, Mr. Hazen was a client service and relationship management professional with UBS Global AM. Mr. Hazen earned a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago. Mr. Hazen is also a Chartered Financial Analyst.

Edward H. Hocknell

Edward H. Hocknell (BG) has managed RS Emerging Markets Fund since 1997.* In this role, Mr. Hocknell works with the investment management teams at BG Overseas, who make the securities selections for the Fund, and an investment policy committee of the firm, which reviews geographical allocations. Mr. Hocknell, as coordinator, has responsibility for reviewing the overall composition of the Fund's portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Hocknell is a director at BG Overseas and a partner at Baillie Gifford & Co., where he has worked since 1987. He holds a B.A. from Oxford University.

Jonathan C. Jankus

Jonathan C. Jankus (GIS) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 1999.* Mr. Jankus joined Guardian Life in 1995, and has been a managing director at Guardian Life since March 1998. He received a B.A. in mathematics from Queens College, an M.S. in investment management from Pace University, an M.S. in computer science from Polytechnic Institute of New York, and an M.A. in mathematics from Columbia University. Mr. Jankus is a Chartered Financial Analyst.

Stewart M. Johnson

Stewart M. Johnson (GIS) has been a co-portfolio manager of RS Asset Allocation Fund and of RS S&P 500 Index Fund since 2004.* Mr. Johnson has been a senior director at Guardian Life since January 2002. Mr. Johnson was second vice president of investment information systems at Guardian Life from December 2000 to January 2002. Mr. Johnson received a B.A. in mathematics from City College of New York.

David J. Kelley

David J. Kelley (RS Investments) has been a co-portfolio manager of RS Partners Fund and of RS Value Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments as an analyst in the RS Value Group, Mr. Kelley was a small-cap analyst at Pequot Capital Management from 2001 to 2002. Previously, he had served as an analyst for three years with Crestwood Capital, an ING-affiliated hedge fund group, and spent three years at Goldman Sachs & Company in the mergers and acquisitions department. Mr. Kelley earned a B.A. in history from Yale University and an M.B.A. from Harvard Business School.

John Leonard

John Leonard (UBS) been a member of the investment management team of RS Large Cap Value Fund since its inception.* Mr. Leonard serves as the head of the Fund's investment team and is responsible for overseeing the other members of the team, leading the portfolio construction process and reviewing the overall composition of the Fund's portfolio to ensure compliance with its stated investment objective and strategies. Mr. Leonard is the head of North American

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equities and the deputy global head of equities at UBS Global AM. Mr. Leonard is also a managing director of UBS Global AM and has been an investment professional with UBS Global AM since 1991. Prior to joining UBS Global AM in 1991, Mr. Leonard worked as an investment manager at a real estate management company. He holds an A.B. from Dartmouth College and an M.B.A. from the University of Chicago. Mr. Leonard is a Chartered Financial Analyst.

R. Robin Menzies

R. Robin Menzies (BG) has managed RS International Growth Fund since 1993.* In this role, Mr. Menzies works with the investment management teams at BG Overseas, which make the securities selections for the Fund, and an investment policy committee of BG Overseas, which reviews geographical allocations. Mr. Menzies, as coordinator, has responsibility for reviewing the overall composition of the Fund's portfolio to ensure its compliance with its stated investment objective and strategies. Mr. Menzies is a director of BG Overseas and a partner of Baillie Gifford & Co., where he has worked since 1976. He received a B.A. in engineering and law from Cambridge University.

Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr. (RS Investments) has managed RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund since their inceptions. Mr. Pilara has been responsible for the management of RS Value Fund since January 2001, and has been a member of that Fund's management team since 1999. Prior to joining the firm in 1993, he was president of Pilara Associates, an investment management firm he established in 1974. He has been involved in the securities business for more than 30 years, with experience in portfolio management, research, trading, and sales. Mr. Pilara holds a B.A. in economics from Saint Mary's College.

John H. Seabern

John H. Seabern (RS Investments) has been a co-portfolio manager of RS Growth Fund and of RS MidCap Opportunities Fund since May 2007. Mr. Seabern also served on the management team of RS Diversified Growth Fund (now known as RS Select Growth Fund) from August 1996 until May 2007. Prior to joining the firm in 1993, he was a performance analyst at Duncan-Hearst Capital Management for two years. Mr. Seabern holds a B.S. in finance from the University of Colorado and is a Chartered Financial Analyst.

Kenneth L. Settles Jr.

Kenneth L. Settles Jr. (RS Investments) has been a co-portfolio manager of RS Global Natural Resources Fund since May 2007. Prior to joining the firm in September 2006, Mr. Settles was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Mr. Settles spent three years at Salomon Smith Barney, Inc., where he was a financial analyst. Mr. Settles holds a B.A. in economics from Williams College and is a Chartered Financial Analyst.

Allison K. Thacker

Allison K. Thacker (RS Investments) has been a co-portfolio manager of RS Internet Age Fund® and The Information Age Fund® since April 2003, of RS Emerging Growth Fund since January 2007, and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2000 as an analyst covering Internet and consumer discretionary stocks, she worked as a summer associate at Putnam Investments, and, prior to that, she was an analyst in the energy group at Merrill Lynch & Company for two years. Ms. Thacker holds a B.A. in economics from Rice University and an M.B.A. from Harvard Business School.

D. Scott Tracy

D. Scott Tracy (RS Investments) has been a co-portfolio manager of RS Emerging Growth Fund and of RS Smaller Company Growth Fund since January 2007 and of RS Select Growth Fund (previously RS Diversified Growth Fund) since May 2007. Prior to joining RS Investments in 2001, he spent three years at Shoreline Investment Management, the in-house asset management arm of Hewlett-Packard. He has also served as an equity analyst at Montgomery Securities. Mr. Tracy holds a B.A. in history from Trinity College and an M.B.A. from the University of California at Berkeley. He is also a Chartered Financial Analyst.

John L. Wallace

John L. Wallace (RS Investments) has managed RS MidCap Opportunities Fund since its inception and RS Growth Fund since July 2001. Mr. Wallace

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was also co-portfolio manager of RS Diversified Growth Fund (now known as RS Select Growth Fund) from August 1996 through April 2005. Prior to joining the firm in 1995, he spent nine years at Oppenheimer Management Corporation, where he managed Oppenheimer Main Street Income and Growth Fund for seven years and Oppenheimer Total Return Fund for five years. Mr. Wallace holds a B.A. from the University of Idaho and an M.B.A. from Pace University.

Ho Wang

Ho Wang (GIS) has managed RS High Yield Bond Fund since April 2006.* Before joining Guardian Life as a managing director in March 2006, Mr. Wang served as senior portfolio manager, high yield for seven years at Muzinich & Co., Inc. managing a high-yield total return portfolio. He earned a B.A. in political science and economics from Queens College and an M.B.A. from St. John's University.

Joseph A. Wolf

Joseph A. Wolf (RS Investments) has been a co-portfolio manager of RS Value Fund and of RS Partners Fund since January 2004 and of RS Investors Fund since its inception. Prior to joining RS Investments in 2001 as an analyst in the RS Value Group, Mr. Wolf was the founder, director, and vice president of corporate development for 2University, an affinity marketing company focused on university students and alumni. Previously, he had worked as a senior financial analyst at Goldman Sachs & Company for four years in both the equities division and the strategic consulting group. Mr. Wolf holds a B.A. in medicine and psychology from Vanderbilt University and an M.B.A. from Harvard Business School.

William J. Wolfenden III

William J. Wolfenden III (RS Investments) has managed RS Smaller Company Growth Fund since joining RS Investments in April 2001. Prior to that time, Mr. Wolfenden had been at Dresdner RCM Global Investors since 1994, where he served on the micro-cap and small-cap growth investment management teams. Previously, he spent four years in commercial banking at Westamerica Bank and the Bank of California. Mr. Wolfenden holds a B.A. in economics from Southern Methodist University and an M.B.A. with a dual concentration in finance and accounting from Vanderbilt University.

Matthew P. Ziehl

Matthew P. Ziehl (RS Investments) has managed RS Small Cap Core Equity Fund since 2002.* Mr. Ziehl joined RS Investments in October 2006 in connection with GIS's acquisition of an interest in RS Investments. From December 2001 to October 2006, Mr. Ziehl served as a managing director at Guardian Life. Prior to joining Guardian Life, Mr. Ziehl was a team leader with Salomon Brothers Asset Management, Inc. for small growth portfolios since January 2001, and a co-portfolio manager of Salomon Brothers Small Cap Growth Fund since August 1999. He holds a B.A. in political science from Yale University and an M.B.A. from New York University. Mr. Ziehl is also a Chartered Financial Analyst.

*  Includes service as a portfolio manager or co-portfolio manager, as applicable, of the Fund's Predecessor Fund for periods prior to October 9, 2006, the commencement of operations of the Fund.

The Statement of Additional Information provides further information about the portfolio managers, including information regarding their compensation, other accounts they manage, and any ownership interests they may have in the Funds. For information about how to receive a copy of the Statement of Additional Information, please see the back cover of this Prospectus.

Types of Shares Available

Class A, Class B, Class C, and Class K shares are offered in this Prospectus. For each class, expenses and sales loads vary. Not all Funds offer all classes of shares. Certain of the Funds offered in this Prospectus also offer Class Y shares. Class Y shares are available for purchase by: (1) institutional investors, such as retirement plans, companies, foundations, trusts, endowments, and other entities where the total amount of potential investable assets exceeds $50 million, that either were introduced to the Funds by a financial intermediary that has entered into special arrangements with GIS relating to Class Y shares or were not introduced to the Funds by a financial intermediary; (2) a trustee or custodian under any deferred compensation or pension or profit sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by RS Investments or its affiliates on a private-advisory-account basis; (3) officers, directors, and employees of RS Investments and its affiliates and their family members and current and former Trustees of the Trust and their family members; or (4) investors purchasing shares in a Fund outside of broker-dealer

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retail distribution channels (including, without limitation, wrap-fee programs operated through such channels) who make a minimum investment in that Fund of $1 million through a single account, and do not cause that account's investment in the Fund to be less than $1 million. If you own Class A shares of an RS Fund outside of broker-dealer retail distribution channels and satisfy one of the conditions for purchase of Class Y shares set forth above, you may be able to convert the Class A shares held by you into Class Y shares of that Fund. All determinations as to eligibility of an investor to purchase Class Y shares of a Fund will be made by RS Investments in its sole discretion. Contact RS Investments' Institutional Services for information at 1-800-766-FUND [3863], Option 2.

Expenses

There are two types of expenses related to mutual funds: expenses you pay directly (called a sales load) and expenses that are deducted from fund assets.

Expenses You Pay Directly

There is a one-time charge that you may pay upon either purchase or sale of Class A, Class B, or Class C shares of a Fund. At purchase it is called an "initial sales load;" at sale, a "deferred sales load." These charges provide compensation to Guardian Investor Services LLC, the Fund's principal underwriter ("GIS"), in connection with the sale of the Fund's shares to you. They do not cover any fee your broker or agent may charge you for helping you buy shares in the Funds.

Expenses You Pay Through the Funds

The costs of managing and administering a Fund are spread among shareholders of each class of shares. These operating costs cover such things as investment management, distribution (12b-1 fees) and shareholder servicing, custody, auditing, administrative and transfer agency expenses, and fees and expenses of Trustees.

Distribution Arrangements and Rule 12b-1 Fees

To compensate GIS for the services it provides and for the expenses it bears in connection with the distribution of Fund shares, the Class A, Class B, Class C, and Class K shares of the Fund make payments to GIS under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). The Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) of 0.25% on Class A shares, 1.00% on Class B and Class C shares, and 0.65% on Class K shares. Because Rule 12b-1 fees are paid out of the Funds' Class A, Class B, Class C, and Class K assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. For example, the higher Rule 12b-1 fees for Class B, Class C, and Class K shares may cost you more over time than paying the initial sales load for Class A shares. Because Class C and Class K shares, unlike Class B shares, do not convert to Class A shares, Class C and Class K shares may cost you more over time than Class B shares. All shareholders of Class A, Class B, Class C, and Class K shares share in the expense of Rule 12b-1 fees paid by the Fund; however, because these shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

In addition to payments under the Plan, certain of the Funds reimburse GIS for payments GIS makes to financial intermediaries that provide certain administrative and account maintenance services. The amount of the reimbursement is calculated in a manner approved by the Trustees and is reviewed by the Trustees periodically.

RS Investments may perform certain services and incur certain expenses with respect to the promotion of Fund shares and the servicing of shareholder accounts, including payment of salaries and expenses for employees whose activities include the promotion of Fund shares and/or the servicing of shareholder accounts. GIS pays out of the amounts it receives from the Funds pursuant to the Plan any amounts payable with respect to expenses incurred by RS Investments, GIS, or third parties, with respect to the marketing, distribution, or promotion of the Funds or the servicing of shareholder accounts; provided, however, that if there is an inadequate amount under the Plan to make payments in full to third parties, RS Investments, and GIS, the amounts shall be applied first to pay in full any third party and then allocated on a pari passu basis between RS Investments and GIS.

During some periods, fees paid under the Plan may be insufficient to pay GIS and RS Investments fully for their promotional expenses. In such cases, GIS and RS Investments will be paid to the extent of any excess of amounts received under the Plan in future periods. Such payment will first be paid to GIS and RS Investments on a pari passu basis and then to RS Investments.

Because the Funds pay distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.

A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.

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Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by GIS to a financial intermediary is typically paid continually over time, during the period when the intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by GIS to different financial intermediaries for distribution and/or shareholder services varies. In most cases, the compensation is a percentage of the value of the financial intermediary's clients' investments in the Funds. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the intermediary.

GIS and its affiliates, at their own expense and out of their own assets, may also provide other compensation to financial intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by GIS and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Choosing a Share Class

You can choose from up to four share classes when you purchase a Fund: Class A, Class B, Class C, or Class K, although Class K shares are available only to certain institutional investors or qualified retirement plans such as 401(k) plans. Not all Funds offer all classes of shares.

The different share classes have different expense structures and eligibility requirements. You should choose the cost structure that best meets your needs for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, and whether you might invest more money in the Funds in the future.

When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver (which could make you subject to a contingent deferred sales load in some cases). This means that less money will be invested in the Fund immediately. Class B and Class C shares do not have initial sales loads, but you may pay a contingent deferred sales load if you sell your shares, and you will have higher ongoing operating expenses than you would with Class A shares. You should also bear in mind that Class B shares automatically convert to Class A shares after approximately eight years. Class C and Class K shares do not convert to another class.

The chart on the next page summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund's expenses in each Fund Summary in this Prospectus. You should also consider the effects of any available sales loads waivers.

The minimum purchase amount may be waived by GIS (as distributor), RS Investments, or the Trust for specific investors or types of investors, including, without limitation, retirement plans, employees of RS Investments and its affiliates and their family members, and current and former Trustees of the Trust and their family members. The Trust or RS Investments may change or waive the minimum purchase amounts at any time, or from time to time, at its discretion.

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RS Investments reserves the right to redeem shares in any account with a value of less than $2,000 due to shareholder redemptions. You will be allowed 60 days to make an additional investment to meet the minimum balance before the account is liquidated. The account balance minimum does not apply to IRAs or other retirement accounts, Coverdell Education Savings Accounts, Uniform Gifts/Transfers to Minors Act accounts, or Systematic Savings accounts.

	Minimum Initial/ Subsequent Purchase Amount	Maximum Purchase Amount	Maximum Initial Sales Charge (Load)	Maximum Contingent Deferred Sales Load[3]	Annual 12b-1 Fee
Class A Shares	$2,500/$100[1]	None	4.75%[2]	None[4]	0.25%
Class B Shares	$2,500/$100[1]	$100,000	None	3.00%, declining to zero over 6 years[5]	1.00%
Class C Shares	$2,500/$100[1]	$1,000,000	None	1.00%, if shares are redeemed within 1 year of purchase	1.00%
Class K Shares	$1,000/None	None	None	None	0.65%

1  A $1,000 minimum purchase amount and a $100 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, automatic investment plans, and qualified retirement plans. A $25 minimum initial and subsequent purchase amount applies for payroll deduction accounts.

2  As discussed below, initial sales loads with respect to sales of Class A shares may be waived in certain circumstances.

3  The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains, and amounts attributable to capital appreciation of your shares, are not subject to the contingent deferred sales load.

4  A contingent deferred sales load of 1.00% applies if Class A share purchases of $1 million or more are sold within 18 months of purchase, subject to waivers described in the Statement of Additional Information. Certain distributions will not be subject to the contingent deferred sales load, such as the return of excess contributions, loans, and required minimum distributions under the Internal Revenue Code of 1986. Please see the Statement of Additional Information for details.

5  Class B shares automatically convert to Class A shares after approximately 8 years.

Class A Shares

All of the Funds offer Class A shares. When you buy Class A shares, you pay an initial sales load at the time of your investment, which is included in the offering price. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. In addition, Class A shares are subject to a 12b-1 fee. The 12b-1 fee associated with Class A shares is lower than the 12b-1 fees associated with Class B, Class C, and Class K shares. You may qualify for a reduction of the initial sales load based on the amount you invest, or you may be eligible to have the initial sales load waived under certain circumstances. Please see the tables below and on the following pages for details.

There is no initial sales load on Class A shares of RS Money Market Fund.

For all Funds except RS S&P 500 Index Fund and Fixed Income Funds:

Amount of Purchase Payment	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price[2]
Less than $50,000	4.75%	4.99%	4.25%	4.25%
$50,000 to $99,999	4.50%	4.71%	4.00%	4.00%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more[1]	None	None	None	None

1  If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information. Gross dealer concession of up to 1.00% based on the amount of the purchase payment.

2  GIS or its affiliates may pay special compensation from time to time.

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For S&P 500 Index Fund

Amount of Purchase Payment	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price[2]
Less than $50,000	3.00%	3.09%	2.75%	2.75%
$50,000 to $99,999	2.75%	2.83%	2.50%	2.50%
$100,000 to $249,999	2.50%	2.56%	2.25%	2.25%
$250,000 to $499,999	2.00%	2.04%	1.75%	1.75%
$500,000 to $749,999	1.75%	1.78%	1.50%	1.50%
$750,000 to $999,999	1.50%	1.52%	1.25%	1.25%
$1,000,000 or more[1]	None	None	None	None

1  If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information. Gross dealer concession of up to 1.00% based on the amount of the purchase payment.

2  GIS or its affiliates may pay special compensation from time to time.

For RS Investment Quality Bond Fund, RS High Yield Bond Fund, and RS Tax-Exempt Fund:

Amount of Purchase Payment	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price[2]
Less than $100,000	3.75%	3.90%	3.25%	3.25%
$100,000 to $249,999	3.50%	3.63%	3.00%	3.00%
$250,000 to $499,999	2.50%	2.56%	2.00%	2.00%
$500,000 to $749,999	2.00%	2.04%	1.60%	1.60%
$750,000 to $999,999	1.50%	1.52%	1.20%	1.20%
$1,000,000 or more[1]	None	None	None	None

1  If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information. Gross dealer concession of up to 1.00% based on the amount of the purchase payment.

2  GIS or its affiliates may pay special compensation from time to time.

For RS Low Duration Bond Fund

Amount of Purchase Payment	Sales Load as a % of Offering Price	Sales Load as a % of Net Amount Invested	Commission as a % of Offering Price	Concession to Dealers as a % of Offering Price[2]
Less than $100,000	2.25%	2.30%	2.00%	2.00%
$100,000 to $499,999	2.00%	2.04%	1.75%	1.75%
$500,000 to $749,999	1.75%	1.78%	1.50%	1.50%
$750,000 to $999,999	1.50%	1.52%	1.25%	1.25%
$1,000,000 or more[1]	None	None	None	None

1  If you purchase $1 million worth of shares or more, you will pay no initial sales load. However, in this case, if you were to sell your shares within 18 months of purchase, you would pay a contingent deferred sales load of 1.00% of the value of the Class A shares sold or the total cost of such shares, whichever is less, subject to waivers described in the Statement of Additional Information. Gross dealer concession of up to 1.00% based on the amount of the purchase payment.

2  GIS or its affiliates may pay special compensation from time to time.

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Class A share purchases are available without initial or contingent deferred sales loads to:

•  RS Investments, GIS, Guardian Life, their subsidiaries, or any of their separate accounts;

•  present and retired directors, managers, officers, employees, general agents, and field representatives of RS Investments, GIS, Guardian Life, or their subsidiaries;

•  present and retired directors, trustees, or officers of any open-end investment management company within the RS Investments fund complex;

•  trustees or custodians of any employee benefit plan, IRA, Keogh plan, or trust established for the benefit of RS Investments, GIS, or Guardian Life employees and officers named previously;

•  present and retired directors, trustees, officers, partners, and employees of broker-dealer firms that have written sales agreements with RS Investments or GIS;

•  spouses, parents, siblings, children, and grandchildren of the individuals named above;

•  qualified retirement plans that invest $3 million in plan assets;

•  direct rollovers into an RS Investment Trust IRA from a qualified retirement plan that is invested in
RS Investment Trust;

•  any trust company or bank trust department exercising discretionary investment authority and holding unallocated accounts in a fiduciary, agency, custodial, or similar capacity;

•  RS Asset Allocation Fund, when it makes purchases of other Funds;

•  certain financial intermediaries such as broker-dealers, financial institutions, and registered investment advisers who offer fee-based "wrap account" programs and employee benefit plans; and

•  existing accounts of any of RS Select Growth Fund, RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund®, RS MidCap Opportunities Fund, RS Smaller Company Growth Fund, RS Global Natural Resources Fund, RS Investors Fund, RS Partners Fund, or RS Value Fund on or prior to October 6, 2006 who may make future purchases without initial or contingent deferred sales loads through the accounts in which these shares were held on October 6, 2006.

In addition, employee benefit plans that cover at least 200 eligible participants may purchase Class A shares without any initial sales load. However, a contingent deferred sales load will apply for these purchases over $1 million that are redeemed within 18 months, except as described in the Statement of Additional Information.

You may also qualify for a reduced initial sales load through the Rights of Accumulation program and through investment by letter of intent. Information about sales load discounts is also available free of charge on the Funds' Web site, www.RSinvestments.com.

Rights of Accumulation

To reduce your initial sales load, you can combine Class A purchases with your current Fund holdings. You can also include shares held by your spouse and minor children. However, you may not include shares that are not subject to a sales load. Specifically, initial sales loads are paid on Class A shares of each Fund (except RS Money Market Fund), and Class B and Class C shares are subject to a contingent deferred sales load, so these shares may be included unless the sales loads have been waived. RS Money Market Fund purchases, and shares purchased through the reinvestment of dividends or distributions may not be included. Simply notify us, Boston Financial Data Services, the Fund's transfer agent ("BFDS"), or the registered representative through whom you purchase your shares that your purchase will qualify for a reduction in the initial sales load and provide the names and account numbers of the family members whose holdings are to be included.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

Investment by Letter of Intent

An investor who intends to invest over a 13-month period the minimum amount required to reduce the initial sales load on each intended purchase of Class A shares of a Fund may do so by completing the letter of intent information on the application or the Shareholder Privilege form. The initial sales load for each purchase will be at the reduced rate that would apply if the full investment were made at one time. You can include purchases by your spouse and minor children. However, you cannot include shares that are not subject to a sales load, such as

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RS Money Market Fund shares or shares purchased through the reinvestment of dividends and distributions. A letter of intent is not available for SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc.

If you complete a letter of intent within 90 days of a prior purchase of one of the Funds (other than RS Money Market Fund), that purchase may be included under the letter of intent. In this case, an appropriate adjustment, if any, will be made for any initial sales load you paid in connection with the prior purchase, based on the current NAV.

Completion of a letter of intent does not bind a shareholder to buy the entire intended investment amount. However, BFDS will escrow shares valued at 5% of the intended investment amount to ensure payment of additional initial sales loads if the intended purchases are not made and the shareholder fails to pay the additional initial sales loads within 20 days after BFDS requests payment.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to qualify for this sales load reduction, please contact your financial intermediary.

Class B Shares

RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Money Market Fund, and RS Asset Allocation Fund offer Class B shares. The sales load on Class B shares is deferred until you sell your shares, and it decreases with length of ownership until it declines to zero after six years. On the eighth anniversary of your purchase, your Class B shares will automatically be converted into Class A shares, which have lower operating costs. For long-term investors, the maximum recommended purchase amount for Class B shares is $100,000. Because the initial sales load for Class A shares decreases as the purchase amount increases, and because of the higher expenses attributable to Class B shares, it is generally more cost effective for you to buy Class A shares if you are making a purchase for more than $100,000 and intend to hold your shares for one year or longer. It is generally more advantageous for an investor to purchase Class A shares of RS Low Duration Bond Fund and RS S&P 500 Index Fund, due to the lower sales loads applicable to those Funds.

Shareholder Fees

(paid directly from your investment)

If You Sell Your Shares During:	You'll Pay a Deferred Sales Load Calculated as a % of the Purchase or Sale Price, Whichever is Less, Of:
The first year	3.00%
The second year	3.00%
The third year	2.00%
The fourth year	2.00%
The fifth year	1.00%
The sixth year	1.00%
After the sixth year	None

Class B shares are also subject to a 12b-1 fee (1.00%) which is greater than the 12b-1 fee associated with Class A shares (0.25%), and you could pay more in 12b-1 fees over time than the initial sales loads you would have paid if you purchased Class A shares.

Class C Shares

RS Emerging Growth, RS Growth Fund, The Information Age Fund®, RS MidCap Opportunities Fund, RS Select Growth Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Investors Fund, RS Global Natural Resources Fund, RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Money Market Fund, and RS Asset Allocation Fund offer Class C shares. The sales load on Class C shares is deferred and will be charged if you redeem shares within one year of purchase. The contingent deferred sales load is 1.00% of the purchase or sale price of the shares, whichever is less.

Like Class B shares, Class C shares are subject to a 12b-1 fee (1.00%), which is greater than the 12b-1 fee associated with Class A shares (0.25%). Unlike Class B shares, Class C shares do not convert to another class of shares after a period of time. This means that even if the contingent deferred sales load is not applicable, you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A or Class B shares.

Class K Shares

All of the Funds except RS Tax-Exempt Fund offer Class K shares. Class K shares are offered only through employee benefits plans (except a SIMPLE IRA, SEP, or SARSEP plan). An "employee benefit plan" means any plan or arrangement, whether or not

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it is "qualified" under the Internal Revenue Code, under which Class K shares of a Fund are purchased by a fiduciary or administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans, or similar plans. The Fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

The procedures for buying, selling, exchanging, and transferring other classes of shares and the special account features available to purchasers of those other classes of shares described elsewhere in this Prospectus do not apply to Class K shares.

Like Class C shares, Class K shares are subject to a 12b-1 fee (0.65%), which is greater than the 12b-1 fee associated with Class A shares (0.25%), and do not convert to another class of shares after a period of time. This means that you could pay more in 12b-1 fees over time than the initial or contingent deferred sales loads you would have paid if you had purchased Class A shares.

Information About Contingent Deferred Sales Loads

When you place an order to sell Class B or Class C shares (and, in some instances, Class A shares), any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to redeem enough additional shares to cover the contingent deferred sales load. The contingent deferred sales load is imposed on the original purchase price of the shares or the current value of the shares you are selling, whichever is less. Reinvested dividends and capital gains and amounts attributable to capital appreciation of your shares are not subject to a sales load.

When you sell Class B or Class C shares, the contingent deferred sales load is calculated as if shares not subject to a sales load are sold first. This means that the sales load will be assessed at the lowest possible rate. You would first redeem the shares acquired through the reinvestment of dividends or capital gains distributions, which are not subject to a sales load. You would next sell the shares you have owned the longest because they are subject to the lowest sales load. For tax purposes, the amount of any contingent deferred sales load will reduce the capital gain you realize upon the sale of your shares, or increase your capital loss, as the case may be.

The contingent deferred sales load will be waived if you are exchanging your Class B or Class C shares for shares of the same class of another Fund within the Trust or if you are exchanging Class B or Class C shares of a Fund that you received in connection with the reorganization of a series of The Park Avenue Portfolio into a series of the Trust for Class A shares of an RS Fund that does not offer Class B or Class C shares at the time of the exchange. The load is also waived for a total or partial redemption within a year of the death of the shareholder.

How Shares Are Priced

Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. Shares are valued as of the close of regular trading on the NYSE (generally 4:00 p.m. eastern time) each day the NYSE is open. The Funds will not price their shares on days when the NYSE is closed. The Funds value their portfolio securities for which market quotations are readily available at market value. Such securities are valued at the last reported sales price on the principal exchange or market on which they are traded or, if there were no sales that day, at the mean between the closing bid and asked prices. Securities traded on the Nasdaq Stock Market, Inc. ("Nasdaq") are generally valued at the Nasdaq official closing price, which may not be the last sales price. If the Nasdaq official closing price is not available for a security, that security will generally be valued using the last reported sales price or, if no sales are reported, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. Debt securities with more than 60 days to maturity for which quoted bid prices are readily available are valued by an independent pricing service at the bid price (with respect to all Funds other than RS Tax-Exempt Fund) or the mean between the bid and asked prices (with respect to RS Tax-Exempt Fund). Debt securities with more than 60 days to maturity or which quoted bid prices are not readily available will be valued by an independent pricing service at estimated market value using matrix pricing or such other valuation methodology as may be deemed reasonable by RS Investments. The Funds value securities and assets at their fair values when a market quotation is not readily available or may be unreliable, as determined in accordance with guidelines and procedures adopted by the Trust's Board of Trustees. If a Fund's assets are invested in one or more open-end management investment companies that are registered under the 1940 Act, that Fund's NAV is calculated based upon the value of the securities held directly by the Fund and the NAVs of the registered open-end management investment companies in which the Fund invests, and the

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prospectuses for these companies explain the circumstances under which those companies will use fair value pricing.

All assets and liabilities of a Fund denominated in foreign currencies are valued using the exchange rates quoted at the close of the NYSE. Fluctuations in the values of such currencies in relation to the U.S. dollar will affect the NAV of a Fund's shares even if there has not been any change in the values of such securities as quoted in such foreign currencies. Because certain of the securities in which a Fund may invest may trade on days when the Fund does not price its shares, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV are computed as of such times. Events affecting the values of those securities may occur between such times and the close of the NYSE and therefore may not be reflected in the computation of the NAV. A Fund may determine the fair value of those securities in accordance with pricing guidelines and procedures adopted by the Trust's Board of Trustees. In addition, if there has been a movement in the U.S. markets that exceeds a specified threshold or there is a foreign market holiday on days when the NYSE is open, the values of a Fund's investments in foreign securities will be determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. The fair value of one or more of the securities in the portfolio, which is used to determine a Fund's NAV, could be different from the actual value at which those securities could be sold in the market. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders' investments in a Fund.

Fair value pricing may also be used for other securities when their prices become stale due to a lack of trading activity or are determined for other reasons not to reflect their fair values accurately. To seek to maintain a NAV of $1.00 per share, RS Money Market Fund has chosen to value its portfolio on the basis of amortized cost unless it is determined that this does not represent fair value.

How to Purchase Shares

The Funds are intended as long-term investment vehicles and are not intended for short-term trading. Please refer to "Frequent Purchases and Redemptions" on page 127 for more information.

To buy shares of a Fund, you will need:

•  payment for the purchase where applicable,

•  instructions for your investment, and

•  a properly completed Trust application.

Your first purchase must be made through registered representatives of broker-dealer firms that are authorized to sell our Funds or other institutions that are authorized to sell our Funds.

A registered representative is an employee of a broker-dealer, who acts as an account executive for clients. Registered representatives provide advice on which securities to buy or sell and often receive a percentage of the commission income generated as a result.

GIS may from time to time, at its own expense, compensate registered representatives, certain dealers whose registered representatives have sold or are expected to sell substantial amounts of the Funds, and other financial institutions for administrative and/or marketing services. Broker-dealers may impose a transaction fee (also called a "processing" or "service" fee) for purchases or sales of Fund shares. This fee is in addition to the sales load and other charges imposed by a Fund, as described in this Prospectus.

You can make follow-up purchases through your broker or agent (who may charge for this) or directly through our transfer agent, Boston Financial Data Services (1-800-766-FUND [3863]).

You may make your follow-up investments by mail, online, by wire transfer, or by telephone as described below. All purchases must be made in U.S. dollars.

•  By Mail If you wish to make a purchase by mail, please send us your request in writing, along with a check from your bank account, made payable to RS Investment Trust. Checks should be drawn on banks located in the United States. (Starter or counter checks will not be accepted.) Third-party checks or cash equivalents (i.e., money orders, cashier's checks, bank drafts, and travelers' checks) will not be accepted as payment for purchases. Certain bank checks will be accepted. If your purchase of shares is canceled due to nonpayment or because a check does not clear, you will be held responsible for any loss incurred by the Funds or BFDS. Each Fund can redeem shares to reimburse itself or BFDS for any such loss. RS Investments and each Fund reserve the right to reject any purchase order and to suspend the offering of a

Call 1.800.766.FUND

Fund's shares. A fee may be charged for bounced checks, stop payment orders, and similar items.

•  Online If you have an existing account, you can place an order with us over the Internet at www.RSinvestments.com. Internet purchases have the same minimum purchase amount requirements as other purchase options, but are subject to a maximum of $49,999. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for an Internet order will be the public offering price next determined after funds are received (normally within two business days of the order).

•  By Wire You can make a purchase by wire transfer through any bank that is a member of the Automated Clearing House. A fee may be charged for this service both by us and by the bank. The wire purchase must be sent to the following bank account:

State Street Bank and Trust Company
ABA Routing Number 0110-000-28
Boston, MA 02101
Attention: RS Investments A/C 9904-713-6
Name of your Fund:
Account of: [your name]
Your shareholder account number:

The share price for a wire order will be the public offering price next determined after receipt of the funds. All purchases for SIMPLE IRAs and qualified plans administered by State Street Bank and Trust Company and ExpertPlan, Inc. are made through payroll deduction or employer contribution.

•  By Telephone You or your registered representative can place an order with us by phone by calling 1-800-766-FUND [3863] between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Requests received after 4 p.m. eastern time on any business day will be processed on the next business day. For you to use this service, your bank must be a member of the Automated Clearing House. Also, you must have completed the appropriate section of your RS Investment Trust application. The funds will automatically be deducted from the bank account you have specified to us. The share price for a telephone order will be the public offering price next determined after funds are received (normally within two business days of the call). Purchases by telephone are subject to a maximum purchase amount of up to 100% of your current account value.

We have appointed several authorized broker-dealers to act as our portfolio agent. A purchase order is deemed to have been received by us when one of these authorized firms receives it.

Other Information About Purchasing Shares

RS Partners Fund is currently offered (by purchase or exchange) only to investors purchasing shares through certain financial intermediaries. This limitation will preclude some existing shareholders of the Fund from making additional investments in the Fund. Contact RS Investments or GIS for more information. In addition, the Fund is offered to employees of RS Investments and its affiliates and their family members and to current and former Trustees of the Trust and their family members. The Trust, RS Investments, or GIS may at their discretion impose additional limitations on the sale of shares of the Fund or any other Fund at any time and may waive or eliminate any limitation at any time without notice.

All purchases of a Fund's shares are subject to acceptance by the Fund and are not binding until accepted and shares are issued. Failure to specify a Fund and account information may delay processing of purchases. Purchases of Fund shares are generally made at the NAV next determined after the purchase is accepted. (See "How Shares Are Priced" on page 121.) However, orders received by certain retirement plans and other financial institutions on a business day prior to the close of regular trading on the NYSE and communicated to BFDS after that business day's close of regular trading may be effected nevertheless at the NAV determined for that business day. Please initiate any wire transfer early in the morning to ensure that the wire is received by a Fund before the close of the NYSE, normally 4:00 p.m. eastern time. No share certificates will be issued in connection with the sale of Fund shares.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent), and to suspend the offering of its shares for any period of time. The Trust may decide to restrict purchase and sale activity in Fund shares based on various factors, including, without

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Your Investment

limitation, whether frequent purchase and sale activity may disrupt portfolio management strategies or adversely affect Fund performance. There can be no assurance that the Trust or RS Investments will identify all frequent purchase and sale activity affecting a Fund. See "Frequent Purchases and Redemptions" on page 127.

The Funds, RS Investments, or GIS, the Funds' distributor, may at their discretion make payments for shareholder servicing, subaccounting, and other services to any intermediary through whom investors buy or hold shares in the Funds.

A Fund's shares will likely continue to be offered for sale even if a portfolio manager for the Fund holds a negative outlook at the time for the Fund's investment style or asset class.

How to Sell Shares

Fund share prices fluctuate from day to day, so when you decide to sell your shares, their value may be higher or lower than when you bought them. The share price you receive will be the next share price that is calculated after we receive your completed request to sell in good order. If you are selling Class A, Class B, or Class C shares, any contingent deferred sales load will be deducted from the proceeds of the sale or you are deemed to have authorized us to sell additional shares to cover the charge.

You can arrange to sell your shares in writing, over the telephone, over the Internet, or through a broker-dealer. You can also arrange to receive the proceeds of the sale by wire. You can write checks against Class A shares of RS Money Market Fund. Shares that are held in qualified plan accounts may be sold only by written request.

Normally, we will send payment within three business days from when we receive your request to sell; and in any event, we will make payment within seven days after we receive your request to sell. Under unusual circumstances, a Fund may suspend redemptions, or postpone payment of redemption proceeds, for more than seven days as permitted by federal securities law. In addition, we may delay sending sales proceeds until payment for recent purchases has cleared. This could take up to 15 days from the purchase date.

While redemptions will generally be made in cash, under certain circumstances they may be made entirely or partly in readily marketable securities or other non-cash assets. This could happen if RS Investments determines that orderly liquidation of a Fund's securities is impractical or if cash payment would adversely affect the remaining shareholders.

During any 90-day period, the Trust will pay in cash all requests to redeem shares by any one shareholder up to the lesser of $250,000 and 1.00% of the value of a Fund's net assets at the beginning of the period. If redemptions by any shareholder of a Fund exceed this limitation, the Trust reserves the right to redeem the excess amount in whole or in part in securities or other assets. If shares are redeemed in this manner, the redeeming shareholder typically will incur brokerage and other costs in converting the securities to cash.

You may redeem your shares, or sell your shares back to the appropriate Fund, on any business day when the NYSE is open, by any of the following procedures.

•  By Mail If you wish, you can send us a written request to sell your shares. If you have been issued certificates for the shares you are selling, you must include them and be sure that you have endorsed them.

If you are sending your request to sell shares by regular U.S. mail, use the following address:
Boston Financial Data Services
[name of your RS Fund]
P.O. Box 219717
Kansas City, MO 64121-9717

If you are using registered, certified, or express mail, use the following address:
Boston Financial Data Services
[name of your RS Fund]
330 West 9th Street, First Floor
Kansas City, MO 64105-1514

For SIMPLE IRAs of which State Street Bank and Trust Company is custodian:
Regular U.S. mail:
Guardian Investor Services LLC-SIMPLE IRA
Administration
c/o Defined Contribution Services
P.O. Box 8397
Boston, MA 02266

Call 1.800.766.FUND

For qualified retirement plans administered by State Street Bank and Trust Company:
Regular U.S. mail:
Guardian Investor Services LLC-401(k)
Administration
c/o Defined Contribution Services
P.O. Box 8396
Boston, MA 02266

For SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company, Certified, registered, or overnight mail:
Guardian Investor Services LLC
c/o BFDS-Defined Contribution Services
500 Victory Road
Quincy, MA 02171

For qualified plans administered by ExpertPlan, Inc.:
Regular U.S. mail:
MCB Trust Services
Attn: TPA #000111
P.O. Box 46546
Denver, CO 80201
Certified, registered, or overnight mail:
MCB Trust Services
Attn: TPA #000111
700 17th Street
Suite 300
Denver, CO 80202

  Under certain circumstances, your written request must be accompanied by a signature guarantee in the form approved by the Securities Transfer Association. A signature guarantee may be obtained from most banks, credit unions, or other financial institutions and from most broker-dealer firms. A signature guarantee cannot be obtained from a notary public. In addition, you may be required to furnish additional documents for sales of shares of a corporation, a partnership, an agent or fiduciary, or a surviving joint owner. Please contact BFDS for details.

  Generally, you will need a signature guarantee if the shareholder is not a natural person, the proceeds are to be made payable to someone other than the account holder, the proceeds are to be mailed to an address other than that specified on your account records, you recently changed your account records to show a different address, or your request is made in writing (for SIMPLE IRAs and qualified retirement plans administered by State Street Bank and Trust Company).

•  By Telephone To redeem shares you may call 1-800-766-FUND [3863] between 9:00 a.m. and 6:00 p.m. eastern time on any business day. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian may call 1-866-727-7675. Participants in qualified retirement plans administered through State Street Bank and Trust Company may call 1-866-727-4015. Participants in qualified retirement plans administered though ExpertPlan, Inc. may call 1-866-468-4015. Requests received after 4:00 p.m. eastern time on any business day will be processed on the next business day.

  You will automatically be authorized to sell shares by telephone unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. If the sale proceeds will be sent to the name and address in our records, you may sell shares by phone simply by calling us unless the address of record was recently changed. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

  You may give up some security if you accept the telephone selling privilege. Over the phone, we require specific information about your account, as well as other identifying information. We will accept a sales request from any caller who can provide this information. You risk possible loss if someone gives us unauthorized or fraudulent instructions for your account. If we follow reasonable security procedures, we are not responsible if such a loss occurs.

  We have the right to change or withdraw the telephone selling privilege at any time upon seven days' notice to shareholders.

•  Online To redeem shares for less than $50,000, you may use our Internet site, www.RSinvestments.com. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian or in qualified retirement plans administered through State Street Bank and Trust Company may use www.guardianinvestor.com. Participants in a qualified plan administered through ExpertPlan, Inc. may use www.expertplan.com/gis401k.jsp. Requests

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Your Investment

received after 4:00 p.m. eastern time on any business day will be processed on the next business day. The price per share you receive will be the next price calculated after we receive your Internet sale order. You will automatically be authorized to sell shares via the Internet, unless you indicate otherwise on your application. If you did not have this privilege previously and would like to add it later, you can do so by providing us with the appropriate authorization on your Shareholder Privilege form. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have this privilege unless their employer elects otherwise.

•  By Wire We can wire proceeds to your bank account if you fill out the authorization on our application or a Shareholder Privilege form (with signature guarantees). Your bank must be a member of the Automated Clearing House. Any fees for this service will be deducted from the proceeds. Currently, there is a $9 wire service fee.

•  Using RS Money Market Fund Checks If you hold Class A shares in RS Money Market Fund, you can redeem your Class A shares by writing checks against your RS Money Market Fund account. We redeem shares to cover the amount of your check on the day the check is presented for payment. You will continue to receive dividends on those shares until that time. We do not charge a fee for check writing.

  We will not honor checks that exceed the balance in your RS Money Market Fund account and will return them marked "insufficient funds." Checks are subject to a minimum of $250 per check. Because the value of your shares may fluctuate and interest may accrue daily, we advise against attempting to close out an account by writing a check. If your shares are part of a qualified retirement plan account or an IRA, you will not have check writing privileges. We have the right to withdraw or charge for check writing privileges at any time.

•  Autosell The Autosell option allows you to redeem shares from your RS Fund accounts and to have the proceeds sent directly to your checking account. If you have established the Autosell option, you may redeem shares by calling BFDS at 1-800-766-FUND [3863] and instructing it as to the dollar amount or number of shares you wish to redeem. The proceeds will automatically be sent to your bank through the Automated Clearing House system. RS Investments does not charge a fee for this option. If you did not establish this option at the time you opened your account, you need to send a written request, signed by you and any other owners of the account exactly as your names appear in BFDS's records, along with a voided check to BFDS at P.O. Box 219717, Kansas City, MO 64121-9717.

Reinstatement Privilege

If you redeem Fund shares, you are allowed to reinvest as much as the redemption amount at NAV. Shareholders who wish to reinstate Class B or Class C shares will receive pro rata credit for any contingent deferred sales load paid in connection with the redemption of those shares. You must contact BFDS to do this. The reinstatement privilege can be used by a shareholder only once, and the reinvestment must be effected within 30 days of the redemption date. Reinstatement may affect the taxable gain or loss you realized when you sold your shares. This privilege does not apply to SIMPLE IRAs or qualified retirement plans administered through State Street Bank and Trust Company or ExpertPlan, Inc.

In some cases, a financial intermediary may hold its clients' Fund shares in nominee or street name. If your shares are held through a financial intermediary and you wish to exercise your reinstatement privilege, please contact your financial intermediary.

Exchanges

Shares of any class of a Fund may be exchanged for shares of the same class of another RS Fund provided that the RS Fund is accepting additional investments and the shareholder is otherwise eligible to invest in such Fund. See "Other Information About Purchasing Shares" on page 123 for information about exchanges into RS Partners Fund. Exchanges of shares will be made at their relative NAVs. You will not have to pay an initial sales load except when Class A shares of RS Money Market Fund are exchanged for Class A shares of other Funds in the Trust. Shares may be exchanged only if the amount being exchanged satisfies the minimum investment required and the shareholder is a resident of a state in which shares of the Fund in question are qualified for sale and the shareholder qualifies to purchase shares of that Fund. This privilege is not available to anyone who owns RS Core Equity Fund shares through a Value Guard variable annuity contract. Shareholders who received Class B or Class C shares of a Fund in connection with the reorganization of a series of The Park Avenue Portfolio into a series of the Trust may exchange such Class B or Class C shares for Class A shares of an RS Fund that does not offer Class B or Class C shares, as

Call 1.800.766.FUND

applicable, until such time as the RS Fund offers Class B or Class C shares. Shareholders will not be required to pay any initial or deferred sales loads in connection with exchanges made pursuant to the prior sentence or later sales of Class A shares received pursuant to such exchanges.

If you sell your shares at any point after an exchange, any contingent deferred sales load will be calculated from the date of the initial purchase, not the date of exchange. FOR FEDERAL INCOME TAX PURPOSES, AN EXCHANGE IS THE SAME AS A SALE, SO TAXABLE GAINS OR LOSSES MAY BE REALIZED.

You can request an exchange by mail, by telephone, via the Internet, or through your registered representative, as you would with any purchase or sale (brokers may charge for this). You will automatically have telephone and Internet sale privileges unless you decline the privilege in the appropriate section of our application. The minimum telephone or Internet exchange is $100, and Internet exchanges must be less than $1 million. Telephone and Internet exchanges have the same security rules as telephone and Internet withdrawals. Participants in SIMPLE IRAs with State Street Bank and Trust Company as custodian will automatically have these privileges unless their employer elects otherwise. The minimum telephone exchange is waived for SIMPLE IRA participants.

Exchanges are subject to the limitations on frequent and short-term trading described in "Frequent Purchases and Redemptions" below.

Exchange privileges may be terminated, modified, or suspended by a Fund upon 60 days' prior notice to shareholders.

Frequent Purchases and Redemptions

Excessive trading can hurt a Fund's performance, operations, and shareholders. The Board of Trustees has adopted policies and procedures with respect to frequent purchases, redemptions, and exchanges of Fund shares by their shareholders. The Funds discourage, and will not seek to accommodate, frequent purchases, redemptions, or exchanges of their shares to the extent that the Trust believes that such trading is harmful to the Funds' shareholders, although the Funds will not necessarily be able to prevent all such frequent trading in their shares. The Trust has implemented a "zero-tolerance" policy with respect to identified market-timing activity in the Funds. The Trust may limit the number of exchanges that an investor may make.

The Trust reserves the right, at its discretion for any reason or for no reason, to reject any investor, or any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity in Fund shares the Trust or RS Investments believes in its sole judgment could be harmful to a Fund or is excessively frequent). Shareholders who sell or exchange shares held for 90 days or less (other than shares of RS Money Market Fund), or other persons that the Trust or RS Investments believes may be engaged in activity harmful to a Fund or its shareholders, may, at RS Investments' or the Trust's sole discretion, be restricted for any period, or permanently, from investing in the Funds. Any such restriction may be imposed regardless of your intent in effecting any transaction or otherwise engaging in any activity that may have caused your account to be restricted. Purchases and redemptions made through the Funds' automatic investment plan or systematic withdrawal plan or similar automated plans generally are not subject to short-term or frequent- trading restrictions.

The ability of the Trust and RS Investments to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based-program sponsor maintains the record of a Fund's underlying beneficial owners. The Trust or RS Investments may take any steps they consider appropriate with respect to frequent trading in omnibus accounts, which may, but will not necessarily, include closing the omnibus account. Each Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Funds will use reasonable diligence to confirm that such intermediaries are applying the Funds' short-term trading policy or an acceptable alternative. Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account. There can be no assurance that the Trust or RS Investments will identify all harmful purchase or redemption activity, or market-timing or similar activities, affecting a Fund or that the Trust or RS Investments will be successful in limiting such activities.

Mutual funds that invest in foreign securities traded in markets that close before the NYSE may be the subject of frequent-trading or market-timing activity intended to take advantage of changes in market prices between the times when those markets close and the close of the NYSE. The Funds employ fair valuation procedures intended to reduce that risk.

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Your Investment

Special Purchase and Sale Plans

Special purchase and sale plans we offer for the Funds are briefly described below. If you would like more information about them, please call us at 1-800-766-FUND [3863]. These plans are not available to anyone who owns RS Core Equity Fund shares through a Value Guard variable annuity contract. We reserve the right to modify, end, or charge for these plans at any time. These programs do not ensure a profit or prevent any loss in your Fund investment.

•  Automatic Investment Plan If you participate in this plan, we will automatically withdraw a specified amount from your bank account for investment in one or more Funds. You must make an initial investment of at least $50 in each of the Funds to which you wish to contribute. Thereafter, the minimum investment is $100 per Fund. You must invest at least $1,000 per Fund in each 12-month period. To participate you must complete the appropriate section of your application or Shareholder Privilege form. Also, your bank must be a member of the Automated Clearing House. You can opt out of the plan at any time by notifying us, but it may take up to 15 days for us to stop withdrawals from your account. If at any time there are insufficient funds in your account to cover the withdrawal, we will terminate the plan.

•  Automatic Withdrawal Plan If you own at least $1,000 worth of shares in a Fund, you can arrange to withdraw a specific amount monthly, quarterly, semiannually, or annually. The minimum withdrawal is $100. These minimums do not apply to SIMPLE IRAs or qualified retirement plans administered by State Street Bank and Trust Company or ExpertPlan, Inc. You may establish the automatic withdrawal privilege over the telephone or the Internet only if the proceeds will be paid directly to the name and address in our records. For payment to a bank account, the bank account must have the same name and address as in our records. Simply submit your request for withdrawals to be deposited in your bank account in writing (no signature guarantee required), along with a voided check or bank deposit ticket. To pay another party or mail the proceeds to an address other than the address in our records, a signature-guaranteed written request or Shareholder Privilege form is required. You must apply at least 30 days before the first payment date. To end withdrawals, give us notice at any time. Please note that taxable gains or losses may be realized when shares are automatically withdrawn.

  You can use the automatic withdrawal plan in conjunction with the Guard-O-Matic Premium Payment Program to pay premiums for Guardian Life and GIAC insurance policies. Under this plan, enough shares are withdrawn from your Fund account(s) in time to send a check in the mail or wire the money to a predesignated bank account. (The receiving bank must be a member of the Automated Clearing House.) Only Class A shares of RS Core Equity Fund and RS Money Market Fund may be used for Guard-O-Matic.

  If you are making an automatic withdrawal of proceeds of Class B or Class C shares, no contingent deferred sales load will be imposed, so long as you do not withdraw annually more than 10% of the account value as of the time when you set up the account plan.

  It may not be advantageous to buy additional shares at the same time that you are making automatic withdrawals because of tax liabilities and sales loads. Any charges made by BFDS to operate an automatic withdrawal plan will be assessed against your accounts when each withdrawal is made.

•  Dollar Cost Averaging You can arrange to have amounts of $100 or more automatically exchanged among our Funds on a monthly or quarterly basis. Shares must be of the same class and (1) you must meet the minimum balance requirement of both the originating and receiving Funds or (2) you must have a balance in the originating Fund of at least twice the minimum balance required. This type of periodic investing does not guarantee a profit or protect you against loss in a declining market. Dollar cost averaging transactions are subject to the same rules and considerations as other exchanges, including tax consequences.

USA Patriot Act

To help the government fight the funding of terrorism and money-laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account directly with a Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their NAVs at the time of the redemption.

Call 1.800.766.FUND

Dividends and Distributions

The following Funds declare dividends daily and distribute substantially all net investment income to shareholders once per month:

•  RS Investment Quality Bond Fund

•  RS Low Duration Bond Fund

•  RS High Yield Bond Fund

•  RS Tax-Exempt Fund

•  RS Money Market Fund

Each other Fund distributes substantially all net investment income to shareholders at least once a year. In addition, each Fund distributes net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) to shareholders at least annually (more often, if necessary to avoid certain excise or income taxes on the Fund) except RS Money Market Fund, which distributes its short-term gains monthly and is not expected to realize long-term capital gains.

You may choose either of the following distribution options:

•  reinvest your distributions in additional shares of your Fund; or

•  receive your distributions in cash.

All distributions will be automatically reinvested in Fund shares unless you request cash payment with at least 10 days' prior notice to BFDS.

Taxes

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and to meet all requirements that are necessary for it to be relieved of federal income taxes on income and gains it distributes to shareholders and to avoid the imposition of excise taxes. A Fund generally will distribute substantially all of its net income and net short-term and long-term capital gains on a current basis. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although from time to time a Fund may choose to pay an excise tax where the cost of making the required distribution exceeds the amount of the tax. (RS Emerging Growth Fund paid an excise tax of approximately $5,000 on this basis with respect to 2006.)

Taxes on Dividends and Distributions

(The following summary does not apply to qualified retirement accounts (because tax is deferred until you withdraw your money), tax-exempt investors, and exempt-interest distributions from RS Tax-Exempt Fund.) For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long you have held Fund shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gains dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2010, distributions of investment income designated by a Fund as derived from "qualified dividend income" ("QDI") will be taxed in the hands of individuals at the rate applicable to long-term capital gains, provided the holding period and other requirements are met at both the shareholder and the Fund levels. Long-term capital gains rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning on or before December 31, 2010. Distributions to you are taxable even if they are paid from income or gains earned by a Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions will be taxable as described above whether received in cash or in shares through the reinvestment of distributions. Early in each year, the Trust will notify you of the amount and the tax status of distributions paid to you by each of the Funds for the preceding year.

Dividends paid by a Fund to a corporate shareholder may be eligible for the dividends received deduction. Dividends paid by RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund are not expected to be eligible for the corporate dividends received deduction. Dividends paid by RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, and RS Money Market Fund are not expected to be QDI. Dividends from the other Funds will be QDI to the extent, if any, that they are attributable to QDI received by the Fund.

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Your Investment

Distributions from RS Tax-Exempt Fund

RS Tax-Exempt Fund expects to be eligible to distribute primarily exempt-interest dividends. These dividends will be exempt income for federal income tax purposes whether received in the form of cash or additional shares. However, dividends from the Fund may not be entirely tax-exempt. Distributions of market discount and short-term capital gains, as well as dividends from taxable interest, will be taxable to you as ordinary income, and any distributions by the Fund of net long-term capital gains will generally be taxable to you as long-term capital gains. Distributions from the Fund may be subject to state and local taxes.

Your annual statements will provide you with information about the exempt-interest dividends you receive. You must disclose this information on your federal tax return. The statement also will report the amount that relates to private activity bonds which could be subject to the alternative minimum tax ("AMT"). Note that all exempt-interest dividends paid to a corporate shareholder subject to the corporate AMT will be included in adjusted current earnings for purposes of the adjustment to the corporate AMT. If you are or will be subject to the AMT, please consult your tax adviser regarding the implications of holding shares in the RS Tax-Exempt Fund. We also recommend that corporations consult their tax advisers about the implications of holding these shares.

If you receive Social Security or railroad retirement benefits, please consult your tax adviser and be aware that exempt-interest dividends will be considered for the purpose of determining to what extent your benefits will be taxed.

Interest on indebtedness you incurred to purchase or carry shares of RS Tax-Exempt Fund generally will not be deductible for federal income tax purposes. If you receive an exempt-interest dividend on shares that are held by you for six months or less, any loss on the sale or exchange of the shares will be disallowed to the extent of such dividend amount. To the extent not disallowed, such loss will be long-term capital loss to the extent of any capital gain dividends received with respect to the shares sold or exchanged.

Taxes When You Sell or Exchange Your Shares

Any gains resulting from the sale or exchange of your shares (including an exchange for shares of another Fund) in the Funds will also generally be subject to federal income tax as capital gains.

Foreign Investments

A Fund's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, a Fund's yield on those securities would be decreased. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

Consult Your Tax Adviser About Other Possible Tax Consequences

This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax adviser for more information on your own tax situation, including possible foreign, state, and local taxes.

Disclosure of Portfolio Holdings

The Funds have established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the Statement of Additional Information (which may be obtained as described on the back cover of this Prospectus). In addition, by clicking on "Quarterly Holdings" and "Statistical Summary by Fund" on RS Investments' Web site, the following information is generally available to you:

Information	Approximate Date of Posting to Web Site
Each Fund's top 10 securities holdings and other portfolio statistics as of each quarter's end	15 days after quarter-end
Each Fund's holdings as of each quarter's end	30 days after quarter-end

The Funds or RS Investments may suspend the posting of this information or modify the elements of this Web posting policy without notice to shareholders. Once posted, the information will remain available on the Web site until at least the date on which the Fund files a Form N-CSR or Form N-Q for the period that includes the date as of which the information is current.

Call 1.800.766.FUND

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Financial Highlights

The "Financial Highlights" tables below are intended to help you understand each Fund's financial performance for the past five fiscal years or, if shorter, the period of a Fund's operations. Certain information reßects financial results for a single Fund share. "Total Return" in the table represents the rate at which an investor would have made or lost money in an investment in the Fund (assuming the reinvestment of all dividends and distributions). The financial highlights for RS Emerging Growth Fund, RS Growth Fund, The Information Age Fund®, RS Internet Age Fund, RS MidCap Opportunities Fund, RS Select Growth Fund, RS Smaller Company Growth Fund, RS Value Fund, RS Partners Fund, RS Investors Fund, and RS Global Natural Resources Fund have been audited by the Funds' independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), whose report, along with the Funds' financial statements, is included in the annual report, which is available on request, or online at www.RSinvestments.com.

RS Funds Financial Highlights

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Emerging Growth Fund Class A:
Year ended 12/31/2006	$32.58	$(0.48)	$3.56	$3.08	—	—	—	$35.66
Year ended 12/31/2005	32.36	(0.50)	0.72	0.22	—	—	—	32.58
Year ended 12/31/2004	28.10	(0.50)	4.76	4.26	—	—	—	32.36
Year ended 12/31/2003	19.15	(0.35)	9.30	8.95	—	—	—	28.10
Year ended 12/31/2002	32.00	(0.34)	(12.51)	(12.85)	—	—	—	19.15
RS Growth Fund Class A:
Year ended 12/31/2006	15.85	0.01	1.73	1.74	$(0.01)	$(2.33)	$(2.34)	15.25
Year ended 12/31/2005	16.66	(0.03)	1.92	1.89	—	(2.70)	(2.70)	15.85
Year ended 12/31/2004	17.32	(0.09)	2.07	1.98	—	(2.64)	(2.64)	16.66
Year ended 12/31/2003	12.37	(0.12)	5.57	5.45	—	(0.50)	(0.50)	17.32
Year ended 12/31/2002	17.07	(0.15)	(4.55)	(4.70)	—	—	—	12.37
RS Growth Class K:
Period from 11/27/06† to 12/31/06	17.43	0.01	0.15	0.16	(0.01)	(2.33)	(2.34)	15.25
The Information Age Fund® Class A:
Year ended 12/31/2006	16.35	(0.20)	1.55	1.35	—	(1.82)	(1.82)	15.88
Year ended 12/31/2005	16.02	(0.27)	0.60	0.33	—	—	—	16.35
Year ended 12/31/2004	14.93	(0.30)	1.39	1.09	—	—	—	16.02
Year ended 12/31/2003	7.55	(0.14)	7.52	7.38	—	—	—	14.93
Year ended 12/31/2002	14.53	(0.18)	(6.80)	(6.98)	—	—	—	7.55

†  Commencement of operations.

Call 1.800.766.FUND

The financial highlights for RS Large Cap Value Fund, RS Core Equity Fund, RS Small Cap Core Equity Fund, RS S&P 500 Index Fund, RS International Growth Fund, RS Emerging Markets Fund, RS Investment Quality Bond Fund, RS Low Duration Bond Fund, RS High Yield Bond Fund, RS Tax-Exempt Fund, RS Money Market Fund, and RS Asset Allocation Fund for the year ended December 31, 2006 have been audited by the Funds' independent registered public accounting firm, PwC. The financial highlights for these Funds for each of the periods through December 31, 2005 were audited by the Predecessor Funds' independent registered public accounting firm. PwC's report, along with the Funds' financial statements, are included in the Funds' annual reports, which are available on request or online at www.RSinvestments.com.

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/(Loss) to Average Net Assets	Gross Ratio of Net Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS Emerging Growth Fund Class A:
Year ended 12/31/2006	9.45%	$738,413	1.51%		1.52%		(1.21)%	(1.22)%	129%
Year ended 12/31/2005	0.68	930,296	1.54		1.54		(1.32)	(1.32)	95
Year ended 12/31/2004	15.16	1,399,778	1.59		1.61		(1.47)	(1.49)	156
Year ended 12/31/2003	46.74	1,613,299	1.49		1.61		(1.39)	(1.51)	190
Year ended 12/31/2002	(40.16)	1,307,774	1.53		1.68		(1.35)	(1.50)	166
RS Growth Fund Class A:
Year ended 12/31/2006	10.79	191,915	1.35		1.35		0.07	0.07	180
Year ended 12/31/2005	11.32	206,737	1.37		1.37		(0.19)	(0.19)	159
Year ended 12/31/2004	11.95	217,505	1.49		1.69		(0.55)	(0.75)	163
Year ended 12/31/2003	44.24	223,726	1.58		1.65		(0.81)	(0.88)	262
Year ended 12/31/2002	(27.53)	170,431	1.62		1.67		(0.87)	(0.92)	346
RS Growth Class K:
Period from 11/27/06† to 12/31/06	0.73 (a)	7	1.62	(b)	1.62	(b)	0.26 (b)	0.26 (b)	180	(a)
The Information Age Fund® Class A:
Year ended 12/31/2006	8.19	84,485	1.62		1.63		(1.26)	(1.27)	178
Year ended 12/31/2005	2.06	89,985	1.62		1.62		(1.54)	(1.54)	141
Year ended 12/31/2004	7.30	132,451	1.62		1.64		(1.47)	(1.49)	143
Year ended 12/31/2003	97.75	241,956	1.57		1.67		(1.52)	(1.62)	194
Year ended 12/31/2002	(48.04)	50,354	1.74		1.80		(1.59)	(1.65)	219

*  Excludes the effect of sales load.

(a)  Not annualized.

(b)  Annualized.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Internet Age Fund® Class A:
Year ended 12/31/2006	$7.76	$(0.12)	$0.31	$0.19	—	—	—	$7.95
Year ended 12/31/2005	7.19	(0.12)	0.69	0.57	—	—	—	7.76
Year ended 12/31/2004	6.58	(0.13)	0.74	0.61	—	—	—	7.19
Year ended 12/31/2003	3.27	(0.07)	3.38	3.31	—	—	—	6.58
Year ended 12/31/2002	5.76	(0.08)	(2.41)	(2.49)	—	—	—	3.27
RS MidCap Opportunities Fund Class A:
Year ended 12/31/2006	13.34	(0.11)	1.38	1.27	—	$(0.44)	$(0.44)	14.17
Year ended 12/31/2005	12.18	(0.09)	1.25	1.16	—	—	—	13.34
Year ended 12/31/2004	10.84	(0.08)	1.42	1.34	—	—	—	12.18
Year ended 12/31/2003	7.30	(0.06)	3.60	3.54	—	—	—	10.84
Year ended 12/31/2002	9.92	(0.06)	(2.56)	(2.62)	—	—	—	7.30
RS MidCap Opportunities Class K:
Period from 12/4/06† to 12/31/06	15.09	(0.01)	(0.48)	(0.49)	—	(0.44)	(0.44)	14.16
RS Select Growth Fund Class A:
Year ended 12/31/2006	22.33	(0.45)	2.25	1.80	—	—	—	24.13
Year ended 12/31/2005	22.69	(0.47)	0.11	(0.36)	—	—	—	22.33
Year ended 12/31/2004	22.36	(0.29)	0.62	0.33	—	—	—	22.69
Year ended 12/31/2003	14.16	(0.14)	8.34	8.20	—	—	—	22.36
Year ended 12/31/2002	23.26	(0.19)	(8.91)	(9.10)	—	—	—	14.16
RS Smaller Company Growth Fund Class A:
Year ended 12/31/2006	21.11	(0.19)	1.17	0.98	—	(0.99)	(0.99)	21.10
Year ended 12/31/2005	22.57	(0.22)	1.78	1.56	—	(3.02)	(3.02)	21.11
Year ended 12/31/2004	20.58	(0.28)	3.39	3.11	—	(1.12)	(1.12)	22.57
Year ended 12/31/2003	12.79	(0.23)	8.02	7.79	—	—	—	20.58
Year ended 12/31/2002	21.78	(0.20)	(8.30)	(8.50)	—	(0.49)	(0.49)	12.79
RS Value Fund Class A:
Year ended 12/31/2006	24.55	0.03	3.99	4.02	$(0.31)	(0.83)	(1.14)	27.43
Year ended 12/31/2005	21.99	0.03	2.54	2.57	(0.01)	—	(0.01)	24.55
Year ended 12/31/2004	17.03	(0.09)	5.08	4.99	(0.03)	—	(0.03)	21.99
Year ended 12/31/2003	10.26	0.04	6.73	6.77	—	—	—	17.03
Year ended 12/31/2002	10.12	(0.05)	0.19	0.14	—	—	—	10.26
RS Value Class K:
Period from 12/4/06† to 12/31/06	28.58	0.02	(0.04)	(0.02)	(0.30)	(0.83)	(1.13)	27.43

†  Commencement of operations.

Call 1.800.766.FUND

	Total Return*		Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/(Loss) to Average Net Assets		Gross Ratio of Net Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
RS Internet Age Fund® Class A:
Year ended 12/31/2006	2.45%		$65,180	1.68%		1.68%		(1.39)%		(1.39)%		111%
Year ended 12/31/2005	7.93		85,206	1.69		1.69		(1.60)		(1.60)		129
Year ended 12/31/2004	9.27		106,367	1.70		1.72		(1.67)		(1.69)		139
Year ended 12/31/2003	101.22		125,968	1.82		1.95		(1.77)		(1.90)		208
Year ended 12/31/2002	(43.23)		35,059	2.08		2.31		(1.96)		(2.19)		203
RS MidCap Opportunities Fund Class A:
Year ended 12/31/2006	9.43		267,807	1.30		1.36		(0.79)		(0.85)		214
Year ended 12/31/2005	9.52		218,771	1.34		1.39		(0.77)		(0.82)		207
Year ended 12/31/2004	12.36		208,554	1.49		1.64		(0.88)		(1.03)		184
Year ended 12/31/2003	48.49		141,147	1.53		1.63		(0.76)		(0.86)		253
Year ended 12/31/2002	(26.41)		88,507	1.53		1.67		(0.60)		(0.74)		401
RS MidCap Opportunities Class K:
Period from 12/4/06† to 12/31/06	(3.32	)(a)	2	1.50	(b)	1.53	(b)	(1.10	)(b)	(1.13	)(b)	214	(a)
RS Select Growth Fund Class A:
Year ended 12/31/2006	8.06		215,325	1.64		1.65		(1.35)		(1.36)		195
Year ended 12/31/2005	(1.59)		385,878	1.63		1.64		(1.25)		(1.26)		184
Year ended 12/31/2004	1.48		953,811	1.58		1.62		(1.23)		(1.27)		230
Year ended 12/31/2003	57.91		1,089,598	1.48		1.63		(0.92)		(1.07)		305
Year ended 12/31/2002	(39.12)		570,814	1.50		1.69		(1.11)		(1.30)		223
RS Smaller Company Growth Fund Class A:
Year ended 12/31/2006	4.62		299,479	1.52		1.54		(0.94)		(0.96)		151
Year ended 12/31/2005	6.74		242,129	1.55		1.56		(1.20)		(1.21)		122
Year ended 12/31/2004	15.38		213,767	1.59		1.60		(1.31)		(1.32)		163
Year ended 12/31/2003	60.91		200,147	1.73		1.83		(1.57)		(1.67)		220
Year ended 12/31/2002	(39.07)		109,341	1.81		1.95		(1.52)		(1.66)		128
RS Value Fund Class A:
Year ended 12/31/2006	16.37		2,000,665	1.36		1.37		0.06		0.05		72
Year ended 12/31/2005	11.67		1,596,317	1.39		1.39		(0.15)		(0.15)		83
Year ended 12/31/2004	29.31		628,586	1.49		1.63		(0.65)		(0.79)		147
Year ended 12/31/2003	65.98		373,791	1.54		1.69		0.54		0.39		129
Year ended 12/31/2002	1.38		57,916	1.67		1.74		(0.40)		(0.47)		125
RS Value Class K:
Period from 12/4/06† to 12/31/06	(0.06	)(a)	—	1.28	(b)	1.28	(b)	0.35	(b)	0.35	(b)	72	(a)

*  Excludes the effect of sales load.

(a)  Not annualized.

(b)  Annualized.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Partners Fund Class A:
Year ended 12/31/2006	$33.01	$0.10	$3.61	$3.71	$(0.09)	$(1.59)	$(1.68)	$35.04
Year ended 12/31/2005	34.77	—	4.17	4.17	—	(5.93)	(5.93)	33.01
Year ended 12/31/2004	27.70	(0.14)	8.89	8.75	—	(1.68)	(1.68)	34.77
Year ended 12/31/2003	17.82	0.06	11.54	11.60	(0.02)	(1.70)	(1.72)	27.70
Year ended 12/31/2002	17.67	(0.11)	0.33	0.22	—	(0.07)	(0.07)	17.82
RS Partners Class K:
Period from 10/13/06†† to 12/31/06	35.04	—	1.67	1.67	(0.06)	(1.60)	(1.66)	35.05
RS Investors Fund Class A:
Year ended 12/31/2006	10.44	(0.03)	1.87	1.84	—	(0.53)	(0.53)	11.75
Period from 11/15/2005†† to 12/31/2005	10.00	(0.01)	0.45	0.44	—	—	—	10.44
RS Global Natural Resources Fund Class A:
Year ended 12/31/2006	32.65	0.12	2.72	2.84	(0.37)	(4.28)	(4.65)	30.84
Year ended 12/31/2005	24.72	0.32	10.14	10.46	(0.69)	(1.84)	(2.53)	32.65
Year ended 12/31/2004	19.23	(0.02)	6.58	6.56	(0.04)	(1.03)	(1.07)	24.72
Year ended 12/31/2003	13.53	(0.01)	5.71	5.70	—	—	—	19.23
Year ended 12/31/2002	11.56	(0.06)	2.03	1.97	—	—	—	13.53
RS Global Natural Resources Class K:
Period from 12/4/06†† to 12/31/06	37.05	0.04	(1.61)	(1.57)	(0.36)	(4.28)	(4.64)	30.84
RS Large Cap Value Fund Class A:
Year ended 12/31/2006	13.07	0.11	2.17	2.28	(0.09)	(0.93)	(1.02)	14.33
Year ended 12/31/2005	13.30	0.10	1.12	1.22	(0.11)	(1.34)	(1.45)	13.07
Year ended 12/31/2004	12.82	0.08	1.59	1.67	(0.07)	(1.12)	(1.19)	13.30
Period from 2/3/2003†† to 12/31/2003	10.00	0.08	3.06	3.14	(0.07)	(0.25)	(0.32)	12.82
RS Large Cap Value Fund Class B:
Year ended 12/31/2006	13.02	0.00 †	2.18	2.18	—	(0.93)	(0.93)	14.27
Year ended 12/31/2005	13.24	(0.00)†	1.12	1.12	—	(1.34)	(1.34)	13.02
Year ended 12/31/2004	12.80	(0.01)	1.57	1.56	—	(1.12)	(1.12)	13.24
Period from 2/3/2003†† to 12/31/2003	10.00	0.00 †	3.06	3.06	(0.01)	(0.25)	(0.26)	12.80
RS Large Cap Value Fund Class C:
Year ended 12/31/2006	13.02	0.00 †	2.18	2.18	—	(0.93)	(0.93)	14.27
Year ended 12/31/2005	13.24	(0.00)†	1.12	1.12	—	(1.34)	(1.34)	13.02
Year ended 12/31/2004	12.80	(0.01)	1.57	1.56	—	(1.12)	(1.12)	13.24
Period from 2/3/2003†† to 12/31/2003	10.00	0.00 †	3.06	3.06	(0.01)	(0.25)	(0.26)	12.80

†  Rounds to less than $0.01.

††  Commencement of operations.

Call 1.800.766.FUND

	Total Return*		Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/(Loss) to Average Net Assets		Gross Ratio of Net Income/(Loss) to Average Net Assets		Portfolio Turnover Rate
RS Partners Fund Class A:
Year ended 12/31/2006	11.19%		$2,532,086	1.49%		1.52%		0.29%		0.26%		60%
Year ended 12/31/2005	11.94		2,164,407	1.48		1.52		—		(0.04)		77
Year ended 12/31/2004	31.81		2,044,457	1.49		1.64		(0.59)		(0.74)		108
Year ended 12/31/2003	65.63		852,615	1.54		1.60		0.27		0.21		97
Year ended 12/31/2002	1.23		113,467	1.88		1.97		(0.90)		(0.99)		166
RS Partners Class K:
Period from 10/13/06†† to 12/31/06	4.71	(a)	13,447	1.82	(b)	1.86	(b)	(0.03	)(b)	(0.07	)(b)	60	(a)
RS Investors Fund Class A:
Year ended 12/31/2006	17.55		65,129	1.54		1.60		(0.23)		(0.29)		116
Period from 11/15/2005†† to 12/31/2005	4.40	(a)	49,463	3.74	(b)	3.77	(b)	(1.66	)(b)	(1.69	)(b)	5
RS Global Natural Resources Fund Class A:
Year ended 12/31/2006	8.11		1,610,612	1.49		1.53		0.24		0.20		62
Year ended 12/31/2005	42.23		1,715,182	1.49		1.56		0.95		0.88		62
Year ended 12/31/2004	34.43		628,512	1.50		1.59		(0.18)		(0.27)		97
Year ended 12/31/2003	42.13		142,476	1.69		1.76		(0.13)		(0.20)		117
Year ended 12/31/2002	17.04		38,763	1.77		1.86		(0.55)		(0.64)		159
RS Global Natural Resources Class K:
Period from 12/4/06†† to 12/31/06	(4.76	)(a)	3	1.75	(b)	1.75	(b)	(0.23	)(b)	(0.23	)(b)	62	(a)
RS Large Cap Value Fund Class A:
Year ended 12/31/2006	17.84		30,526	1.42		1.42		0.77		0.77		31
Year ended 12/31/2005	9.32		27,050	1.44		1.44		0.75		0.75		35
Year ended 12/31/2004	13.43		26,676	1.44		1.44		0.68		0.68		32
Period from 2/3/2003†† to 12/31/2003	31.48	(a)	21,705	1.59	(b)	1.59	(b)	0.78	(b)	0.78	(b)	45
RS Large Cap Value Fund Class B:
Year ended 12/31/2006	17.03		24,585	2.18		2.18		0.02		0.02		31
Year ended 12/31/2005	8.54		22,643	2.19		2.19		0.01		0.01		35
Year ended 12/31/2004	12.52		24,646	2.19		2.19		(0.07)		(0.07)		32
Period from 2/3/2003†† to 12/31/2003	30.65	(a)	21,378	2.33	(b)	2.33	(b)	0.03	(b)	0.03	(b)	45
RS Large Cap Value Fund Class C:
Year ended 12/31/2006	17.03		23,163	2.18		2.18		0.02		0.02		31
Year ended 12/31/2005	8.54		21,005	2.19		2.19		0.01		0.01		35
Year ended 12/31/2004	12.52		23,507	2.19		2.19		(0.07)		(0.07)		32
Period from 2/3/2003†† to 12/31/2003	30.65	(a)	20,801	2.33	(b)	2.33	(b)	0.04	(b)	0.04	(b)	45

*  Excludes the effect of sales load.

(a)  Not annualized.

(b)  Annualized.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Large Cap Value Fund Class K:
Year ended 12/31/2006	$13.07	$0.07	$2.18	$2.25	$(0.06)	$(0.93)	$(0.99)	$14.33
Year ended 12/31/2005	13.30	0.07	1.11	1.18	(0.07)	(1.34)	(1.41)	13.07
Year ended 12/31/2004	12.83	0.05	1.58	1.63	(0.04)	(1.12)	(1.16)	13.30
Period from 2/3/2003†† to 12/31/2003	10.00	0.05	3.07	3.12	(0.04)	(0.25)	(0.29)	12.83
RS Core Equity Fund Class A:
Year ended 12/31/2006	32.26	0.32	5.06	5.38	(0.45)	—	(0.45)	37.19
Year ended 12/31/2005	31.37	0.47	0.74	1.21	(0.32)	—	(0.32)	32.26
Year ended 12/31/2004	30.08	0.34	1.35	1.69	(0.40)	—	(0.40)	31.37
Year ended 12/31/2003	25.03	0.23	5.00	5.23	(0.18)	—	(0.18)	30.08
Year ended 12/31/2002	32.00	0.17	(7.06)	(6.89)	(0.08)	—	(0.08)	25.03
RS Core Equity Fund Class B:
Year ended 12/31/2006	30.91	(1.63)	6.48	4.85	—	—	—	35.76
Year ended 12/31/2005	30.06	(0.59)	1.44	0.85	—	—	—	30.91
Year ended 12/31/2004	28.72	(0.20)	1.54	1.34	—	—	—	30.06
Year ended 12/31/2003	23.99	(0.16)	4.89	4.73	—	—	—	28.72
Year ended 12/31/2002	30.88	(0.20)	(6.69)	(6.89)	—	—	—	23.99
RS Core Equity Fund Class C:
Year ended 12/31/2006	30.42	(0.01)	4.76	4.75	—	—	—	35.17
Year ended 12/31/2005	29.62	(0.00)†	0.80	0.80	—	—	—	30.42
Year ended 12/31/2004	28.37	(0.09)	1.34	1.25	—	—	—	29.62
Year ended 12/31/2003	23.75	(0.16)	4.78	4.62	—	—	—	28.37
Year ended 12/31/2002	30.64	(0.19)	(6.70)	(6.89)	—	—	—	23.75
RS Core Equity Fund Class K:
Year ended 12/31/2006	32.03	0.16	5.07	5.23	(0.08)	—	(0.08)	37.18
Year ended 12/31/2005	31.23	0.29	0.79	1.08	(0.28)	—	(0.28)	32.03
Year ended 12/31/2004	30.00	0.20	1.39	1.59	(0.36)	—	(0.36)	31.23
Year ended 12/31/2003	24.96	0.11	5.02	5.13	(0.09)	—	(0.09)	30.00
Year ended 12/31/2002	31.93	0.05	(7.02)	(6.97)	—	—	—	24.96

†  Rounds to less than $0.01.

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/(Loss) to Average Net Assets	Gross Ratio of Net Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS Large Cap Value Fund Class K:
Year ended 12/31/2006	17.55%	$27,181	1.71%		—	1.71%		0.49%	0.49%	31%
Year ended 12/31/2005	9.02	22,901	1.71		—	1.71		0.49	0.49	35
Year ended 12/31/2004	13.05	24,342	1.70		—	1.70		0.42	0.42	32
Period from 2/3/2003†† to 12/31/2003	31.22 (a)	20,944	1.88	(b)	—	1.88	(b)	0.49 (b)	0.49 (b)	45
RS Core Equity Fund Class A:
Year ended 12/31/2006	16.87	787,661	0.93	(c)	0.01%	0.94		0.79 (c)	0.78	81
Year ended 12/31/2005	3.90	796,034	0.91		—	0.91		1.32	1.32	101
Year ended 12/31/2004	5.64	980,872	0.88		—	0.88		0.95	0.95	75
Year ended 12/31/2003	20.95	1,133,468	0.89		—	0.89		0.72	0.72	74
Year ended 12/31/2002	(21.56)	1,120,351	0.87		—	0.87		0.51	0.51	60
RS Core Equity Fund Class B:
Year ended 12/31/2006	15.69	38,313	1.99		—	1.99		(0.27)	(0.27)	81
Year ended 12/31/2005	2.83	69,159	1.92		—	1.92		0.34	0.34	101
Year ended 12/31/2004	4.67	130,372	1.84		—	1.84		(0.02)	(0.02)	75
Year ended 12/31/2003	19.72	165,274	1.84		—	1.84		(0.24)	(0.24)	74
Year ended 12/31/2002	(22.31)	167,471	1.83		—	1.83		(0.44)	(0.44)	60
RS Core Equity Fund Class C:
Year ended 12/31/2006	15.61	8,278	2.02		—	2.02		(0.30)	(0.30)	81
Year ended 12/31/2005	2.70	6,358	2.08		—	2.08		0.13	0.13	101
Year ended 12/31/2004	4.41	6,551	2.06		—	2.06		(0.21)	(0.21)	75
Year ended 12/31/2003	19.45	6,622	2.12		—	2.12		(0.52)	(0.52)	74
Year ended 12/31/2002	(22.49)	5,884	2.07		—	2.07		(0.67)	(0.67)	60
RS Core Equity Fund Class K:
Year ended 12/31/2006	16.37	11,670	1.28		—	1.28		0.45	0.45	81
Year ended 12/31/2005	3.51	9,517	1.25		—	1.25		0.94	0.94	101
Year ended 12/31/2004	5.34	8,761	1.20		—	1.20		0.69	0.69	75
Year ended 12/31/2003	20.58	7,145	1.20		—	1.20		0.41	0.41	74
Year ended 12/31/2002	(21.83)	5,752	1.21		—	1.21		0.19	0.19	60

*  Excludes the effect of sales load.

(a)  Not annualized.

(b)  Annualized.

(c)  Includes the effect of expenses assumed by GIS.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Small Cap Core Equity Fund Class A:
Year ended 12/31/2006	$16.58	$(0.05)	$2.73	$2.68	—	$(1.36)	$(1.36)	$17.90
Year ended 12/31/2005	19.40	(0.04)	(0.05)	(0.09)	—	(2.73)	(2.73)	16.58
Year ended 12/31/2004	19.05	(0.12)	2.90	2.78	—	(2.43)	(2.43)	19.40
Year ended 12/31/2003	13.30	(0.10)	5.85	5.75	—	—	—	19.05
Year ended 12/31/2002	15.74	(0.07)	(2.37)	(2.44)	—	—	—	13.30
RS Small Cap Core Equity Fund Class B:
Year ended 12/31/2006	14.94	(0.28)	2.50	2.22	—	(1.36)	(1.36)	15.80
Year ended 12/31/2005	17.94	(0.25)	(0.02)	(0.27)	—	(2.73)	(2.73)	14.94
Year ended 12/31/2004	17.93	(0.27)	2.71	2.44	—	(2.43)	(2.43)	17.94
Year ended 12/31/2003	12.64	(0.24)	5.53	5.29	—	—	—	17.93
Year ended 12/31/2002	15.10	(0.20)	(2.26)	(2.46)	—	—	—	12.64
RS Small Cap Core Equity Fund Class C:
Year ended 12/31/2006	14.81	(0.18)	2.41	2.23	—	(1.36)	(1.36)	15.68
Year ended 12/31/2005	17.80	(0.17)	(0.09)	(0.26)	—	(2.73)	(2.73)	14.81
Year ended 12/31/2004	17.83	(0.26)	2.66	2.40	—	(2.43)	(2.43)	17.80
Year ended 12/31/2003	12.59	(0.27)	5.51	5.24	—	—	—	17.83
Year ended 12/31/2002	15.07	(0.22)	(2.26)	(2.48)	—	—	—	12.59
RS Small Cap Core Equity Fund Class K:
Year ended 12/31/2006	16.16	(0.10)	2.66	2.56	—	(1.36)	(1.36)	17.36
Year ended 12/31/2005	19.05	(0.07)	(0.09)	(0.16)	—	(2.73)	(2.73)	16.16
Year ended 12/31/2004	18.79	(0.16)	2.85	2.69	—	(2.43)	(2.43)	19.05
Year ended 12/31/2003	13.15	(0.14)	5.78	5.64	—	—	—	18.79
Year ended 12/31/2002	15.62	(0.11)	(2.36)	(2.47)	—	—	—	13.15

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/(Loss) to Average Net Assets	Gross Ratio of Net Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS Small Cap Core Equity Fund Class A:
Year ended 12/31/2006	16.90%	$143,972	1.27%	1.27%	(0.28)%	(0.28)%	136%
Year ended 12/31/2005	(0.15)	132,246	1.25	1.25	(0.20)	(0.20)	124
Year ended 12/31/2004	14.74	181,068	1.21	1.21	(0.67)	(0.67)	127
Year ended 12/31/2003	43.23	160,049	1.27	1.27	(0.67)	(0.67)	105
Year ended 12/31/2002	(15.50)	111,803	1.25	1.25	(0.45)	(0.45)	108
RS Small Cap Core Equity Fund Class B:
Year ended 12/31/2006	15.63	7,852	2.39	2.39	(1.43)	(1.43)	136
Year ended 12/31/2005	(1.21)	12,971	2.21	2.21	(1.19)	(1.19)	124
Year ended 12/31/2004	13.76	23,574	2.13	2.13	(1.59)	(1.59)	127
Year ended 12/31/2003	41.85	22,989	2.21	2.21	(1.61)	(1.61)	105
Year ended 12/31/2002	(16.29)	17,189	2.19	2.19	(1.40)	(1.40)	108
RS Small Cap Core Equity Fund Class C:
Year ended 12/31/2006	15.84	10,649	2.22	2.22	(1.22)	(1.22)	136
Year ended 12/31/2005	(1.16)	9,536	2.23	2.23	(1.13)	(1.13)	124
Year ended 12/31/2004	13.62	9,757	2.23	2.23	(1.69)	(1.69)	127
Year ended 12/31/2003	41.62	8,092	2.39	2.39	(1.79)	(1.79)	105
Year ended 12/31/2002	(16.46)	5,824	2.40	2.40	(1.60)	(1.60)	108
RS Small Cap Core Equity Fund Class K:
Year ended 12/31/2006	16.58	15,227	1.60	1.60	(0.60)	(0.60)	136
Year ended 12/31/2005	(0.53)	12,276	1.58	1.58	(0.48)	(0.48)	124
Year ended 12/31/2004	14.47	12,391	1.52	1.52	(0.97)	(0.97)	127
Year ended 12/31/2003	42.89	9,893	1.55	1.55	(0.96)	(0.96)	105
Year ended 12/31/2002	(15.81)	6,748	1.55	1.55	(0.75)	(0.75)	108

*  Excludes the effect of sales load.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS S&P 500 Index Fund Class A:
Year ended 12/31/2006	$8.55	$0.14	$1.16	$1.30	$(0.13)	—	$(0.13)	$9.72
Year ended 12/31/2005	8.30	0.11	0.25	0.36	(0.11)	—	(0.11)	8.55
Year ended 12/31/2004	7.63	0.12	0.66	0.78	(0.11)	—	(0.11)	8.30
Year ended 12/31/2003	6.04	0.08	1.59	1.67	(0.08)	—	(0.08)	7.63
Year ended 12/31/2002	7.90	0.10	(1.86)	(1.76)	(0.10)	—	(0.10)	6.04
RS S&P 500 Index Fund Class B:
Year ended 12/31/2006	8.54	0.06	1.16	1.22	(0.06)	—	(0.06)	9.70
Year ended 12/31/2005	8.28	0.05	0.26	0.31	(0.05)	—	(0.05)	8.54
Year ended 12/31/2004	7.62	0.06	0.66	0.72	(0.06)	—	(0.06)	8.28
Year ended 12/31/2003	6.03	0.03	1.59	1.62	(0.03)	—	(0.03)	7.62
Year ended 12/31/2002	7.88	0.02	(1.85)	(1.83)	(0.02)	—	(0.02)	6.03
RS S&P 500 Index Fund Class C:
Year ended 12/31/2006	8.53	0.06	1.16	1.22	(0.07)	—	(0.07)	9.68
Year ended 12/31/2005	8.27	0.05	0.26	0.31	(0.05)	—	(0.05)	8.53
Year ended 12/31/2004	7.61	0.06	0.66	0.72	(0.06)	—	(0.06)	8.27
Year ended 12/31/2003	6.03	0.03	1.58	1.61	(0.03)	—	(0.03)	7.61
Year ended 12/31/2002	7.88	0.02	(1.85)	(1.83)	(0.02)	—	(0.02)	6.03
RS S&P 500 Index Fund Class K:
Year ended 12/31/2006	8.55	0.09	1.17	1.26	(0.11)	—	(0.11)	9.70
Year ended 12/31/2005	8.29	0.07	0.26	0.33	(0.07)	—	(0.07)	8.55
Year ended 12/31/2004	7.63	0.08	0.66	0.74	(0.08)	—	(0.08)	8.29
Year ended 12/31/2003	6.04	0.06	1.59	1.65	(0.06)	—	(0.06)	7.63
Year ended 12/31/2002	7.90	0.05	(1.86)	(1.81)	(0.05)	—	(0.05)	6.04

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a)	Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS S&P 500 Index Fund Class A:
Year ended 12/31/2006	15.27%	$142,260	0.53%	0.18%	0.71%	1.44	%(a)	1.26%	4%
Year ended 12/31/2005	4.40	149,719	0.53	0.18	0.71	1.36		1.18	4
Year ended 12/31/2004	10.30	145,072	0.53	0.18	0.71	1.50		1.32	1
Year ended 12/31/2003	27.78	129,228	0.53	0.25	0.78	1.26		1.01	4
Year ended 12/31/2002	(22.35)	100,129	0.53	0.13	0.68	1.03		0.90	10
RS S&P 500 Index Fund Class B:
Year ended 12/31/2006	14.33	12,664	1.28	0.44	1.72	0.69	(a)	0.25	4
Year ended 12/31/2005	3.75	12,913	1.28	0.43	1.71	0.60		0.17	4
Year ended 12/31/2004	9.40	13,394	1.28	0.45	1.73	0.75		0.30	1
Year ended 12/31/2003	26.94	12,070	1.28	0.61	1.89	0.51		(0.10)	4
Year ended 12/31/2002	(23.22)	8,472	1.28	0.52	1.80	0.33		(0.19)	10
RS S&P 500 Index Fund Class C:
Year ended 12/31/2006	14.31	10,472	1.28	0.47	1.75	0.70	(a)	0.23	4
Year ended 12/31/2005	3.76	9,370	1.28	0.48	1.76	0.61		0.13	4
Year ended 12/31/2004	9.41	9,842	1.28	0.49	1.77	0.74		0.25	1
Year ended 12/31/2003	26.77	8,796	1.28	0.67	1.95	0.51		(0.16)	4
Year ended 12/31/2002	(23.21)	6,175	1.28	0.57	1.85	0.33		(0.24)	10
RS S&P 500 Index Fund Class K:
Year ended 12/31/2006	14.76	17,304	0.93	0.22	1.15	1.05	(a)	0.83	4
Year ended 12/31/2005	4.05	13,074	0.93	0.19	1.12	0.96		0.77	4
Year ended 12/31/2004	9.72	10,244	0.93	0.16	1.09	1.13		0.97	1
Year ended 12/31/2003	27.31	7,594	0.93	0.21	1.14	0.86		0.65	4
Year ended 12/31/2002	(23.00)	5,722	0.93	0.10	1.03	0.68		0.58	10

*  Excludes the effect of sales load.

(a)  After expenses assumed by GIS.

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Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
RS International Growth Fund Class A:
Year ended 12/31/2006	$15.28	$0.06	$3.35	$3.41	$(0.10)	—	$(0.10)	$0.00	(a)	$18.59
Year ended 12/31/2005	13.26	0.07	2.00	2.07	(0.05)	—	(0.05)	0.00	(a)	15.28
Year ended 12/31/2004	11.43	0.03	1.83	1.86	(0.03)	—	(0.03)	0.00	(a)	13.26
Year ended 12/31/2003	8.90	0.18	2.33	2.51	(0.01)	—	(0.01)	0.03		11.43
Year ended 12/31/2002	11.09	0.06	(2.25)	(2.19)	—	—	—	—		8.90
RS International Growth Fund Class B:
Year ended 12/31/2006	13.74	(0.50)	3.37	2.87	—	—	—	0.00	(a)	16.61
Year ended 12/31/2005	12.02	(0.46)	2.18	1.72	—	—	—	0.00	(a)	13.74
Year ended 12/31/2004	10.45	(0.29)	1.86	1.57	—	—	—	0.00	(a)	12.02
Year ended 12/31/2003	8.22	(0.16)	2.36	2.20	—	—	—	0.03		10.45
Year ended 12/31/2002	10.38	(0.19)	(1.97)	(2.16)	—	—	—	—		8.22
RS International Growth Fund Class C:
Year ended 12/31/2006	13.82	(0.09)	3.03	2.94	—	—	—	0.00	(a)	16.76
Year ended 12/31/2005	12.06	(0.06)	1.82	1.76	—	—	—	0.00	(a)	13.82
Year ended 12/31/2004	10.47	(0.08)	1.67	1.59	—	—	—	0.00	(a)	12.06
Year ended 12/31/2003	8.24	(0.08)	2.28	2.20	—	—	—	0.03		10.47
Year ended 12/31/2002	10.40	(0.09)	(2.07)	(2.16)	—	—	—	—		8.24
RS International Growth Fund Class K:
Year ended 12/31/2006	15.03	0.02	3.29	3.31	(0.09)	—	(0.09)	0.00	(a)	18.25
Year ended 12/31/2005	13.06	0.03	1.98	2.01	(0.04)	—	(0.04)	0.00	(a)	15.03
Year ended 12/31/2004	11.24	0.00 (a)	1.82	1.82	—	—	—	0.00	(a)	13.06
Year ended 12/31/2003	8.76	0.00 (a)	2.45	2.45	—	—	—	0.03		11.24
Year ended 12/31/2002	10.94	0.00 (a)	(2.18)	(2.18)	—	—	—	—		8.76

(a)  Rounds to less than $0.01.

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/(Loss) to Average Net Assets	Gross Ratio of Net Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS International Growth Fund Class A:
Year ended 12/31/2006	22.44%	$48,304	1.73%		—	1.73%	0.37%	0.37%	25%
Year ended 12/31/2005	15.63	39,786	1.86		—	1.86	0.48	0.48	28
Year ended 12/31/2004	16.34	35,106	1.94		—	1.94	0.13	0.13	24
Year ended 12/31/2003	28.57	32,126	1.93		—	1.93	0.50	0.50	44
Year ended 12/31/2002	(19.75)	47,948	1.62		—	1.62	0.29	0.29	45
RS International Growth Fund Class B:
Year ended 12/31/2006	20.89	5,478	2.97		—	2.97	(0.86)	(0.86)	25
Year ended 12/31/2005	14.31	5,518	3.05		—	3.05	(0.64)	(0.64)	28
Year ended 12/31/2004	15.02	6,307	3.08		—	3.08	(0.98)	(0.98)	24
Year ended 12/31/2003	27.13	6,535	3.19		—	3.19	(1.00)	(1.00)	44
Year ended 12/31/2002	(20.81)	5,598	2.87		—	2.87	(0.98)	(0.98)	45
RS International Growth Fund Class C:
Year ended 12/31/2006	21.27	9,189	2.65		—	2.65	(0.56)	(0.56)	25
Year ended 12/31/2005	14.59	7,660	2.81		—	2.81	(0.48)	(0.48)	28
Year ended 12/31/2004	15.19	6,687	2.95		—	2.95	(0.89)	(0.89)	24
Year ended 12/31/2003	27.06	5,546	3.10		—	3.10	(0.93)	(0.93)	44
Year ended 12/31/2002	(20.77)	4,381	2.85		—	2.85	(0.99)	(0.99)	45
RS International Growth Fund Class K:
Year ended 12/31/2006	22.13	14,560	1.96	(b)	0.01%	1.97	0.09 (b)	0.08	25
Year ended 12/31/2005	15.42	10,804	2.06		—	2.06	0.25	0.25	28
Year ended 12/31/2004	16.19	8,792	2.04		—	2.04	0.00 (a)	0.00 (a)	24
Year ended 12/31/2003	28.31	6,979	2.13		—	2.13	0.04	0.04	44
Year ended 12/31/2002	(19.93)	5,407	1.86		—	1.86	0.01	0.01	45

*  Excludes the effect of sales load.

(a)  Rounds to less than $0.01.

(b)  Includes the effect of expenses assumed by GIS.

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Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
RS Emerging Markets Fund Class A:
Year ended 12/31/2006	$19.28	$0.04	$6.59	$6.63	$(0.03)	$(3.87)	$(3.90)	$0.00	(a)	$22.01
Year ended 12/31/2005	14.67	0.10	5.61	5.71	(0.05)	(1.05)	(1.10)	0.00	(a)	19.28
Year ended 12/31/2004	12.39	0.05	2.85	2.90	(0.03)	(0.59)	(0.62)	0.00	(a)	14.67
Year ended 12/31/2003	8.07	0.05	4.27	4.32	—	—	—	—		12.39
Year ended 12/31/2002	8.45	0.01	(0.39)	(0.38)	—	—	—	—		8.07
RS Emerging Markets Fund Class B:
Year ended 12/31/2006	17.37	(0.06)	5.80	5.74	—	(3.87)	(3.87)	0.00	(a)	19.24
Year ended 12/31/2005	13.39	(0.04)	5.07	5.03	—	(1.05)	(1.05)	0.00	(a)	17.37
Year ended 12/31/2004	11.44	(0.05)	2.59	2.54	—	(0.59)	(0.59)	0.00	(a)	13.39
Year ended 12/31/2003	7.55	(0.04)	3.93	3.89	—	—	—	—		11.44
Year ended 12/31/2002	7.98	(0.10)	(0.33)	(0.43)	—	—	—	—		7.55
RS Emerging Markets Fund Class C:
Year ended 12/31/2006	17.44	(0.05)	5.84	5.79	—	(3.87)	(3.87)	0.00	(a)	19.36
Year ended 12/31/2005	13.43	0.00 (a)	5.06	5.06	—	(1.05)	(1.05)	0.00	(a)	17.44
Year ended 12/31/2004	11.47	(0.06)	2.61	2.55	—	(0.59)	(0.59)	0.00	(a)	13.43
Year ended 12/31/2003	7.56	(0.04)	3.95	3.91	—	—	—	—		11.47
Year ended 12/31/2002	8.00	(0.09)	(0.35)	(0.44)	—	—	—	—		7.56
RS Emerging Markets Fund Class K:
Year ended 12/31/2006	18.88	(0.02)	6.43	6.41	(0.02)	(3.87)	(3.89)	0.00	(a)	21.40
Year ended 12/31/2005	14.39	0.07	5.47	5.54	—	(1.05)	(1.05)	0.00	(a)	18.88
Year ended 12/31/2004	12.19	0.01	2.79	2.80	(0.01)	(0.59)	(0.60)	0.00	(a)	14.39
Year ended 12/31/2003	7.97	0.03	4.19	4.22	—	—	—	—		12.19
Year ended 12/31/2002	8.36	(0.03)	(0.36)	(0.39)	—	—	—	—		7.97

(a) Rounds to less than $0.01.

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets		Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/(Loss) to Average Net Assets		Gross Ratio of Net Income/(Loss) to Average Net Assets	Portfolio Turnover Rate
RS Emerging Markets Fund Class A:
Year ended 12/31/2006	35.79%	$174,478	1.75	%(b)	0.03%	1.78%	0.26	%(b)	0.23%	56%
Year ended 12/31/2005	39.83	121,194	1.78		—	1.78	0.78		0.78	38
Year ended 12/31/2004	23.53	61,975	1.88		—	1.88	0.42		0.42	71
Year ended 12/31/2003	53.53	43,561	2.10		—	2.10	0.57		0.57	74
Year ended 12/31/2002	(4.50)	27,356	2.10		—	2.10	(0.04)		(0.04)	81
RS Emerging Markets Fund Class B:
Year ended 12/31/2006	34.52	17,290	2.62	(b)	0.01	2.63	(0.61	)(b)	(0.62)	56
Year ended 12/31/2005	38.56	13,495	2.74		—	2.74	(0.05)		(0.05)	38
Year ended 12/31/2004	22.28	12,138	2.90		—	2.90	(0.58)		(0.58)	71
Year ended 12/31/2003	51.52	9,389	3.20		—	3.20	(0.54)		(0.54)	74
Year ended 12/31/2002	(5.39)	5,965	3.21		—	3.21	(1.16)		(1.16)	81
RS Emerging Markets Fund Class C:
Year ended 12/31/2006	34.68	27,960	2.55	(b)	0.02	2.57	(0.56	)(b)	(0.58)	56
Year ended 12/31/2005	38.68	17,895	2.68		—	2.68	(0.06)		(0.06)	38
Year ended 12/31/2004	22.30	12,291	2.85		—	2.85	(0.55)		(0.55)	71
Year ended 12/31/2003	51.72	9,540	3.17		—	3.17	(0.51)		(0.51)	74
Year ended 12/31/2002	(5.50)	6,306	3.12		—	3.12	(1.08)		(1.08)	81
RS Emerging Markets Fund Class K:
Year ended 12/31/2006	35.39	32,354	2.06	(b)	0.02	2.08	(0.06	)(b)	(0.08)	56
Year ended 12/31/2005	39.44	22,522	2.12		—	2.12	0.49		0.49	38
Year ended 12/31/2004	23.16	15,202	2.19		—	2.19	0.12		0.12	71
Year ended 12/31/2003	52.95	11,803	2.38		—	2.38	0.29		0.29	74
Year ended 12/31/2002	(4.67)	7,685	2.36		—	2.36	(0.32)		(0.32)	81

*  Excludes the effect of sales load.

(a)  Rounds to less than $0.01.

(b)  Includes the effect of expenses assumed by GIS.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Investment Quality Bond Fund Class A:
Year ended 12/31/2006	$9.76	$0.42	$(0.04)	$0.38	$(0.42)	$(0.03)	$(0.45)	$9.69
Year ended 12/31/2005	10.02	0.38	(0.18)	0.20	(0.38)	(0.08)	(0.46)	9.76
Year ended 12/31/2004	10.09	0.38	0.03	0.41	(0.38)	(0.10)	(0.48)	10.02
Year ended 12/31/2003	10.28	0.35	0.11	0.46	(0.35)	(0.30)	(0.65)	10.09
Year ended 12/31/2002	9.86	0.44	0.45	0.89	(0.44)	(0.03)	(0.47)	10.28
RS Investment Quality Bond Fund Class B:
Year ended 12/31/2006	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)	9.68
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)	9.76
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)	10.01
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)	10.09
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	(0.40)	10.28
RS Investment Quality Bond Fund Class C:
Year ended 12/31/2006	9.76	0.35	(0.05)	0.30	(0.35)	(0.03)	(0.38)	9.68
Year ended 12/31/2005	10.01	0.31	(0.17)	0.14	(0.31)	(0.08)	(0.39)	9.76
Year ended 12/31/2004	10.09	0.30	0.02	0.32	(0.30)	(0.10)	(0.40)	10.01
Year ended 12/31/2003	10.28	0.27	0.11	0.38	(0.27)	(0.30)	(0.57)	10.09
Year ended 12/31/2002	9.86	0.37	0.45	0.82	(0.37)	(0.03)	(0.40)	10.28
RS Investment Quality Bond Fund Class K:
Year ended 12/31/2006	9.77	0.39	(0.04)	0.35	(0.39)	(0.03)	(0.42)	9.70
Year ended 12/31/2005	10.03	0.34	(0.18)	0.16	(0.34)	(0.08)	(0.42)	9.77
Year ended 12/31/2004	10.10	0.34	0.03	0.37	(0.34)	(0.10)	(0.44)	10.03
Year ended 12/31/2003	10.29	0.31	0.11	0.42	(0.31)	(0.30)	(0.61)	10.10
Year ended 12/31/2002	9.87	0.40	0.45	0.85	(0.40)	(0.03)	(0.43)	10.29

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a),(b)	Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Investment Quality Bond Fund Class A:
Year ended 12/31/2006	4.08%	$89,505	0.86%	0.18%	1.04%	4.40	%(a)	4.22%	147%
Year ended 12/31/2005	2.07	99,230	0.85	0.15	1.00	3.83		3.68	189
Year ended 12/31/2004	4.10	105,131	0.85	0.13	0.98	3.74		3.61	233
Year ended 12/31/2003	4.53	143,536	0.85	0.11	0.96	3.40		3.29	257
Year ended 12/31/2002	9.25	170,658	0.85	0.08	0.93	4.37		4.29	275
RS Investment Quality Bond Fund Class B:
Year ended 12/31/2006	3.20	9,182	1.61	0.39	2.00	3.65	(a)	3.26	147
Year ended 12/31/2005	1.41	13,925	1.60	0.33	1.93	3.08		2.75	189
Year ended 12/31/2004	3.22	16,685	1.60	0.28	1.88	2.99		2.71	233
Year ended 12/31/2003	3.75	18,374	1.60	0.27	1.87	2.65		2.38	257
Year ended 12/31/2002	8.43	19,308	1.60	0.27	1.87	3.58		3.31	275
RS Investment Quality Bond Fund Class C:
Year ended 12/31/2006	3.20	6,863	1.61	0.43	2.04	3.65	(a)	3.22	147
Year ended 12/31/2005	1.41	10,008	1.60	0.38	1.98	3.08		2.70	189
Year ended 12/31/2004	3.22	11,422	1.60	0.33	1.93	2.99		2.66	233
Year ended 12/31/2003	3.75	11,206	1.60	0.35	1.95	2.66		2.31	257
Year ended 12/31/2002	8.44	10,753	1.60	0.36	1.96	3.64		3.28	275
RS Investment Quality Bond Fund Class K:
Year ended 12/31/2006	3.67	8,530	1.26	0.16	1.42	4.01	(a)	3.85	147
Year ended 12/31/2005	1.67	9,251	1.25	0.12	1.37	3.43		3.31	189
Year ended 12/31/2004	3.69	11,004	1.25	0.06	1.31	3.34		3.28	233
Year ended 12/31/2003	4.11	9,820	1.25	0.05	1.30	3.00		2.95	257
Year ended 12/31/2002	8.81	9,213	1.25	0.03	1.28	4.00		3.97	275

*  Excludes the effect of sales load.

(a)  After expenses assumed by GIS.

(b)  Expense ratio includes interest expense associated with reverse repurchase agreements.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Low Duration Bond Fund Class A:
Year ended 12/31/2006	$9.77	$0.37	$0.03	$0.40	$(0.37)	—	$(0.37)	$9.80
Year ended 12/31/2005	9.93	0.29	(0.16)	0.13	(0.29)	—	(0.29)	9.77
Year ended 12/31/2004	10.02	0.23	(0.09)	0.14	(0.23)	—	(0.23)	9.93
Period from 7/30/2003† to 12/31/2003	10.00	0.08	0.02	0.10	(0.08)	—	(0.08)	10.02
RS Low Duration Bond Fund Class B:
Year ended 12/31/2006	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)	9.80
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)	9.77
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)	9.93
Period from 7/30/2003† to 12/31/2003	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)	10.02
RS Low Duration Bond Fund Class C:
Year ended 12/31/2006	9.77	0.29	0.03	0.32	(0.29)	—	(0.29)	9.80
Year ended 12/31/2005	9.93	0.22	(0.16)	0.06	(0.22)	—	(0.22)	9.77
Year ended 12/31/2004	10.02	0.15	(0.09)	0.06	(0.15)	—	(0.15)	9.93
Period from 7/30/2003† to 12/31/2003	10.00	0.05	0.02	0.07	(0.05)	—	(0.05)	10.02
RS Low Duration Bond Fund Class K:
Year ended 12/31/2006	9.77	0.33	0.03	0.36	(0.33)	—	(0.33)	9.80
Year ended 12/31/2005	9.93	0.25	(0.16)	0.09	(0.25)	—	(0.25)	9.77
Year ended 12/31/2004	10.02	0.19	(0.09)	0.10	(0.19)	—	(0.19)	9.93
Period from 7/30/2003† to 12/31/2003	10.00	0.06	0.02	0.08	(0.06)	—	(0.06)	10.02

†  Commencement of operations.

Call 1.800.766.FUND

	Total Return*		Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a)		Expenses Assumed by GIS		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
RS Low Duration Bond Fund Class A:
Year ended 12/31/2006	4.16%		$9,759	0.80%		0.70%		1.50%		3.77	%(a)	3.07%		67%
Year ended 12/31/2005	1.34		9,316	0.80		0.73		1.53		2.95		2.22		122
Year ended 12/31/2004	1.36		9,487	0.80		0.69		1.49		2.25		1.56		68
Period from 7/30/2003† to 12/31/2003	0.99	(b)	8,457	0.80	(c)	1.20	(c)	2.00	(c)	1.87	(c)	0.67	(c)	97
RS Low Duration Bond Fund Class B:
Year ended 12/31/2006	3.38		8,329	1.55		0.72		2.27		3.01	(a)	2.29		67
Year ended 12/31/2005	0.58		8,317	1.55		0.75		2.30		2.20		1.45		122
Year ended 12/31/2004	0.61		8,695	1.55		0.70		2.25		1.51		0.81		68
Period from 7/30/2003† to 12/31/2003	0.67	(b)	7,743	1.55	(c)	1.20	(c)	2.75	(c)	1.11	(c)	(0.09	)(c)	97
RS Low Duration Bond Fund Class C:
Year ended 12/31/2006	3.38		7,949	1.55		0.74		2.29		3.01	(a)	2.27		67
Year ended 12/31/2005	0.58		7,730	1.55		0.77		2.32		2.20		1.43		122
Year ended 12/31/2004	0.61		7,817	1.55		0.73		2.28		1.51		0.78		68
Period from 7/30/2003† to 12/31/2003	0.67	(b)	7,611	1.55	(c)	1.21	(c)	2.76	(c)	1.11	(c)	(0.10	)(c)	97
RS Low Duration Bond Fund Class K:
Year ended 12/31/2006	3.74		9,512	1.20		0.38		1.58		3.37	(a)	2.99		67
Year ended 12/31/2005	0.93		8,428	1.20		0.39		1.59		2.56		2.17		122
Year ended 12/31/2004	0.96		7,718	1.20		0.39		1.59		1.86		1.47		68
Period from 7/30/2003† to 12/31/2003	0.82	(b)	7,565	1.20	(c)	0.97	(c)	2.17	(c)	1.46	(c)	0.49	(c)	97

*  Excludes the effect of sales load.

(a)  After expenses assumed by GIS.

(b)  Not annualized.

(c)  Annualized.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
RS High Yield Bond Fund Class A:
Year ended 12/31/2006	$7.35	$0.51	$0.14	$0.65	$(0.51)	—	$(0.51)	$0.00	(b)	$7.49
Year ended 12/31/2005	7.58	0.47	(0.23)	0.24	(0.47)	—	(0.47)	0.00	(b)	7.35
Year ended 12/31/2004	7.45	0.52	0.13	0.65	(0.52)	—	(0.52)	0.00	(b)	7.58
Year ended 12/31/2003	6.69	0.54	0.76	1.30	(0.54)	—	(0.54)	—		7.45
Year ended 12/31/2002	7.19	0.55	(0.50)	0.05	(0.55)	—	(0.55)	—		6.69
RS High Yield Bond Fund Class B:
Year ended 12/31/2006	7.35	0.45	0.13	0.58	(0.45)	—	(0.45)	0.00	(b)	7.48
Year ended 12/31/2005	7.57	0.42	(0.22)	0.20	(0.42)	—	(0.42)	0.00	(b)	7.35
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)	0.00	(b)	7.57
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)	—		7.45
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—	(0.50)	—		6.69
RS High Yield Bond Fund Class C:
Year ended 12/31/2006	7.34	0.45	0.14	0.59	(0.45)	—	(0.45)	0.00	(b)	7.48
Year ended 12/31/2005	7.57	0.42	(0.23)	0.19	(0.42)	—	(0.42)	0.00	(b)	7.34
Year ended 12/31/2004	7.45	0.47	0.12	0.59	(0.47)	—	(0.47)	0.00	(b)	7.57
Year ended 12/31/2003	6.69	0.48	0.76	1.24	(0.48)	—	(0.48)	—		7.45
Year ended 12/31/2002	7.18	0.50	(0.49)	0.01	(0.50)	—	(0.50)	—		6.69
RS High Yield Bond Fund Class K:
Year ended 12/31/2006	7.35	0.48	0.14	0.62	(0.48)	—	(0.48)	0.00	(b)	7.49
Year ended 12/31/2005	7.58	0.44	(0.23)	0.21	(0.44)	—	(0.44)	0.00	(b)	7.35
Year ended 12/31/2004	7.45	0.49	0.13	0.62	(0.49)	—	(0.49)	0.00	(b)	7.58
Year ended 12/31/2003	6.69	0.51	0.76	1.27	(0.51)	—	(0.51)	—		7.45
Year ended 12/31/2002	7.19	0.53	(0.50)	0.03	(0.53)	—	(0.53)	—		6.69

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a)	Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS High Yield Bond Fund Class A:
Year ended 12/31/2006	9.14%	$49,616	0.85%	0.34%	1.19%	6.90	%(a)	6.56%	82%
Year ended 12/31/2005	3.34	48,246	0.85	0.34	1.19	6.38		6.04	89
Year ended 12/31/2004	9.15	57,250	0.85	0.34	1.19	7.00		6.66	95
Year ended 12/31/2003	20.11	42,589	0.85	0.42	1.27	7.59		7.17	153
Year ended 12/31/2002	0.96	33,894	0.85	0.45	1.30	8.17		7.72	69
RS High Yield Bond Fund Class B:
Year ended 12/31/2006	8.19	9,434	1.60	0.63	2.23	6.14	(a)	5.51	82
Year ended 12/31/2005	2.70	9,874	1.60	0.59	2.19	5.63		5.04	89
Year ended 12/31/2004	8.20	10,013	1.60	0.62	2.22	6.30		5.68	95
Year ended 12/31/2003	19.22	10,018	1.60	0.72	2.32	6.85		6.13	153
Year ended 12/31/2002	0.35	8,336	1.60	0.77	2.37	7.42		6.65	69
RS High Yield Bond Fund Class C:
Year ended 12/31/2006	8.33	11,258	1.60	0.56	2.16	6.14	(a)	5.58	82
Year ended 12/31/2005	2.56	10,463	1.60	0.55	2.15	5.63		5.08	89
Year ended 12/31/2004	8.20	10,110	1.60	0.59	2.19	6.29		5.70	95
Year ended 12/31/2003	19.22	9,316	1.60	0.71	2.31	6.85		6.14	153
Year ended 12/31/2002	0.35	7,710	1.60	0.77	2.37	7.42		6.65	69
RS High Yield Bond Fund Class K:
Year ended 12/31/2006	8.71	13,774	1.25	0.29	1.54	6.50	(a)	6.21	82
Year ended 12/31/2005	2.93	11,772	1.25	0.27	1.52	5.98		5.71	89
Year ended 12/31/2004	8.72	10,734	1.25	0.28	1.53	6.64		6.36	95
Year ended 12/31/2003	19.63	9,581	1.25	0.33	1.58	7.20		6.87	153
Year ended 12/31/2002	0.55	7,944	1.25	0.35	1.60	7.77		7.42	69

*  Excludes the effect of sales load.

(a)  After expenses assumed by GIS.

(b)  Rounds to less than $0.01.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Tax-Exempt Fund Class A:
Year ended 12/31/2006	$9.98	$0.36	$0.13	$0.49	$(0.36)	$(0.03)	$(0.39)	$10.08
Year ended 12/31/2005	10.19	0.36	0.05	0.41	(0.36)	(0.26)	(0.62)	9.98
Year ended 12/31/2004	10.31	0.36	0.08	0.44	(0.36)	(0.20)	(0.56)	10.19
Year ended 12/31/2003	10.51	0.37	0.18	0.55	(0.37)	(0.38)	(0.75)	10.31
Year ended 12/31/2002	10.09	0.40	0.61	1.01	(0.40)	(0.19)	(0.59)	10.51
RS Tax-Exempt Fund Class C:
Year ended 12/31/2006	9.98	0.28	0.13	0.41	(0.28)	(0.03)	(0.31)	10.08
Year ended 12/31/2005	10.19	0.28	0.05	0.33	(0.28)	(0.26)	(0.54)	9.98
Year ended 12/31/2004	10.31	0.28	0.08	0.36	(0.28)	(0.20)	(0.48)	10.19
Year ended 12/31/2003	10.51	0.29	0.18	0.47	(0.29)	(0.38)	(0.67)	10.31
Year ended 12/31/2002	10.09	0.32	0.61	0.93	(0.32)	(0.19)	(0.51)	10.51

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a)(b)	Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Tax-Exempt Fund Class A:
Year ended 12/31/2006	5.03%	$93,205	0.87%	0.08%	0.95%	3.60	%(a)	3.52%	141%
Year ended 12/31/2005	4.02	86,515	0.86	0.10	0.96	3.48		3.38	160
Year ended 12/31/2004	4.38	82,118	0.87	0.09	0.96	3.49		3.40	161
Year ended 12/31/2003	5.34	80,025	0.89	0.09	0.98	3.52		3.43	68
Year ended 12/31/2002	10.20	113,852	0.87	0.06	0.93	3.85		3.79	99
RS Tax-Exempt Fund Class C:
Year ended 12/31/2006	4.25	11,434	1.62	0.33	1.95	2.85	(a)	2.52	141
Year ended 12/31/2005	3.24	11,060	1.61	0.33	1.94	2.73		2.40	160
Year ended 12/31/2004	3.60	10,704	1.62	0.33	1.95	2.74		2.41	161
Year ended 12/31/2003	4.54	10,553	1.64	0.36	2.00	2.77		2.41	68
Year ended 12/31/2002	9.37	9,741	1.62	0.37	1.99	3.11		2.74	99

*  Excludes the effect of sales load.

(a)  After expenses assumed by GIS.

(b)  Before the offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.85% for each year ended 12/31/2002, 2003, 2004, 2005 and 2006; in Class C the expense ratio is 1.60% for each year ended 12/31/2002, 2003, 2004, 2005 and 2006.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Money Market Fund Class A:
Year ended 12/31/2006	$1.000	$0.042	—	$0.042	$(0.042)	—	$(0.042)	$1.000
Year ended 12/31/2005	1.000	0.024	—	0.024	(0.024)	—	(0.024)	1.000
Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)	1.000
Year ended 12/31/2003	1.000	0.004	—	0.004	(0.004)	—	(0.004)	1.000
Year ended 12/31/2002	1.000	0.009	—	0.009	(0.009)	—	(0.009)	1.000
RS Money Market Fund Class B:
Year ended 12/31/2006	1.000	0.034	—	0.034	(0.034)	—	(0.034)	1.000
Year ended 12/31/2005	1.000	0.017	—	0.017	(0.017)	—	(0.017)	1.000
Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)	1.000
Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)	1.000
Year ended 12/31/2002	1.000	0.002	—	0.002	(0.002)	—	(0.002)	1.000
RS Money Market Fund Class C:
Year ended 12/31/2006	1.000	0.034	—	0.034	(0.034)	—	(0.034)	1.000
Year ended 12/31/2005	1.000	0.017	—	0.017	(0.017)	—	(0.017)	1.000
Year ended 12/31/2004	1.000	0.006	—	0.006	(0.006)	—	(0.006)	1.000
Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)	1.000
Year ended 12/31/2002	1.000	0.002	—	0.002	(0.002)	—	(0.002)	1.000
RS Money Market Fund Class K:
Year ended 12/31/2006	1.000	0.038	—	0.038	(0.038)	—	(0.038)	1.000
Year ended 12/31/2005	1.000	0.020	—	0.020	(0.020)	—	(0.020)	1.000
Year ended 12/31/2004	1.000	0.005	—	0.005	(0.005)	—	(0.005)	1.000
Year ended 12/31/2003	1.000	0.002	—	0.002	(0.002)	—	(0.002)	1.000
Year ended 12/31/2002	1.000	0.005	—	0.005	(0.005)	—	(0.005)	1.000

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a)		Expenses Assumed by GIS		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets
RS Money Market Fund Class A:
Year ended 12/31/2006	4.26%	$409,170	0.85%		0.07%		0.92%		4.18	%(a)	4.11%
Year ended 12/31/2005	2.41	396,012	0.85		0.06		0.91		2.37		2.31
Year ended 12/31/2004	0.57	442,109	0.85		0.04		0.89		0.55		0.51
Year ended 12/31/2003	0.37	529,321	0.85		0.05		0.90		0.38		0.33
Year ended 12/31/2002	0.95	658,159	0.85		0.02		0.87		0.94		0.92
RS Money Market Fund Class B:
Year ended 12/31/2006	3.48	2,763	1.60		0.27		1.87		3.38	(a)	3.11
Year ended 12/31/2005	1.76	5,030	1.47		0.39		1.86		1.68		1.29
Year ended 12/31/2004	0.57	8,144	0.85		0.99		1.84		0.53		(0.46)
Year ended 12/31/2003	0.21	12,498	1.03	(b)	0.73	(b)	1.76	(b)	0.21	(b)	(0.52	)(b)
Year ended 12/31/2002	0.23	18,485	1.57	(b)	0.16	(b)	1.73	(b)	0.22	(b)	0.06	(b)
RS Money Market Fund Class C:
Year ended 12/31/2006	3.48	6,378	1.60		0.11		1.71		3.43	(a)	3.32
Year ended 12/31/2005	1.76	6,233	1.47		0.21		1.68		1.69		1.48
Year ended 12/31/2004	0.57	8,626	0.85		0.80		1.65		0.57		(0.23)
Year ended 12/31/2003	0.21	9,086	1.02	(b)	0.63	(b)	1.65	(b)	0.21	(b)	(0.42	)(b)
Year ended 12/31/2002	0.22	9,330	1.57	(b)	0.06	(b)	1.63	(b)	0.22	(b)	0.16	(b)
RS Money Market Fund Class K:
Year ended 12/31/2006	3.84	9,686	1.25		0.10		1.35		3.76		3.66
Year ended 12/31/2005	2.00	10,083	1.25		0.07		1.32		1.96		1.89
Year ended 12/31/2004	0.47	10,424	0.95		0.30		1.25		0.48		0.18
Year ended 12/31/2003	0.18	9,682	1.25		—		1.25		0.18		0.18
Year ended 12/31/2002	0.55	8,500	1.25		—		1.25		0.54		0.54

*  Excludes the effect of sales load.

(a)  After expenses assumed by GIS.

(b)  Revised to reflect additional subsidies to maintain a minimum yield threshold.

www.RSinvestments.com

Financial Highlights

RS Funds Financial Highlights

(continued)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized & Unrealized Gain/(Loss)	Total From Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Period
RS Asset Allocation Fund Class A:
Year ended 12/31/2006	$11.84	$0.16	$1.40	$1.56	$(0.26)	—	$(0.26)	$13.14
Year ended 12/31/2005	11.43	0.14	0.31	0.45	(0.04)	—	(0.04)	11.84
Year ended 12/31/2004	10.63	0.16	0.88	1.04	(0.24)	—	(0.24)	11.43
Year ended 12/31/2003	8.45	0.14	2.20	2.34	(0.16)	—	(0.16)	10.63
Year ended 12/31/2002	10.84	0.17	(2.38)	(2.21)	(0.18)	—	(0.18)	8.45
RS Asset Allocation Fund Class B:
Year ended 12/31/2006	11.76	0.04	1.38	1.42	(0.13)	—	(0.13)	13.05
Year ended 12/31/2005	11.40	0.03	0.33	0.36	—	—	—	11.76
Year ended 12/31/2004	10.57	0.06	0.87	0.93	(0.10)	—	(0.10)	11.40
Year ended 12/31/2003	8.41	0.05	2.18	2.23	(0.07)	—	(0.07)	10.57
Year ended 12/31/2002	10.77	0.09	(2.37)	(2.28)	(0.08)	—	(0.08)	8.41
RS Asset Allocation Fund Class C:
Year ended 12/31/2006	11.75	0.03	1.39	1.42	(0.15)	—	(0.15)	13.02
Year ended 12/31/2005	11.41	0.01	0.33	0.34	—	—	—	11.75
Year ended 12/31/2004	10.56	0.04	0.88	0.92	(0.07)	—	(0.07)	11.41
Year ended 12/31/2003	8.39	0.02	2.19	2.21	(0.04)	—	(0.04)	10.56
Year ended 12/31/2002	10.77	0.05	(2.38)	(2.33)	(0.05)	—	(0.05)	8.39
RS Asset Allocation Fund Class K:
Year ended 12/31/2006	11.83	0.11	1.38	1.49	(0.24)	—	(0.24)	13.08
Year ended 12/31/2005	11.42	0.09	0.33	0.42	(0.01)	—	(0.01)	11.83
Year ended 12/31/2004	10.60	0.11	0.89	1.00	(0.18)	—	(0.18)	11.42
Year ended 12/31/2003	8.43	0.09	2.19	2.28	(0.11)	—	(0.11)	10.60
Year ended 12/31/2002	10.82	0.13	(2.39)	(2.26)	(0.13)	—	(0.13)	8.43

Call 1.800.766.FUND

	Total Return*	Net Assets, End of Period (Thousands)	Net Ratio of Expenses to Average Net Assets(a)	Expenses Assumed by GIS	Gross Ratio of Expenses to Average Net Assets(b)		Net Ratio of Net Income/ (Loss) to Average Net Assets		Gross Ratio of Net Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
RS Asset Allocation Fund Class A:
Year ended 12/31/2006	13.30%	$91,707	0.37%	0.85%	1.24%		1.12	%(a)	0.27%	1%
Year ended 12/31/2005	3.91	97,665	0.40	0.80	0.85		1.05		0.25	3
Year ended 12/31/2004	9.84	111,486	0.41	0.76	0.86		1.30		0.54	0
Year ended 12/31/2003	27.87	118,988	0.43	0.77	0.92	(c)	1.25		0.48	0
Year ended 12/31/2002	(20.64)	110,593	0.42	0.73	0.89	(c)	1.60		0.87	4
RS Asset Allocation Fund Class B:
Year ended 12/31/2006	12.15	15,850	1.25	0.85	2.12		0.19	(a)	(0.66)	1
Year ended 12/31/2005	3.16	21,200	1.23	0.80	1.69		0.16		(0.64)	3
Year ended 12/31/2004	8.83	29,226	1.23	0.76	1.68		0.46		(0.30)	0
Year ended 12/31/2003	26.65	32,863	1.27	0.77	1.75	(c)	0.43		(0.34)	0
Year ended 12/31/2002	(21.31)	29,064	1.25	0.73	1.71	(c)	0.78		0.05	4
RS Asset Allocation Fund Class C:
Year ended 12/31/2006	12.15	9,594	1.32	0.85	2.20		0.23	(a)	(0.62)	1
Year ended 12/31/2005	2.98	8,486	1.37	0.80	1.83		0.11		(0.69)	3
Year ended 12/31/2004	8.68	8,431	1.42	0.76	1.87		0.35		(0.41)	0
Year ended 12/31/2003	26.39	7,857	1.51	0.77	2.00	(c)	0.19		(0.58)	0
Year ended 12/31/2002	(21.70)	6,470	1.50	0.73	1.97	(c)	0.58		(0.15)	4
RS Asset Allocation Fund Class K:
Year ended 12/31/2006	12.70	12,285	0.66	0.85	1.54		0.91	(a)	0.06	1
Year ended 12/31/2005	3.67	10,271	0.68	0.80	1.14		0.84		0.04	3
Year ended 12/31/2004	9.51	9,293	0.68	0.76	1.13		1.13		0.37	0
Year ended 12/31/2003	27.20	7,859	0.68	0.77	1.17	(c)	1.04		0.27	0
Year ended 12/31/2002	(21.05)	6,126	0.70	0.73	1.16	(c)	1.39		0.66	4

*  Excludes the effect of sales load.

(a)  After expenses assumed by GIS and not including the expenses of the underlying Funds.

(b)  Amounts include the expenses of the underlying Funds.

(c)  Reflects adjustments made on prior year's expense waivers.

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RS Funds

Phone:  1-800-766-FUND (3863)

Web:  www.RSinvestments.com

E-mail:  funds@rsinvestments.com

24-Hour Account Access

Phone:  1-800-766-FUND (3863), Option 3

Web:  Enter My Account on RS Investments' Web site

RS Funds

Fund Name (Date of Inception)	Ticker Symbol (Class A)	Portfolio Manager(s)
RS Emerging Growth Fund (11/30/87)	RSEGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Growth Fund (5/12/92)	RSGRX	John Seabern, John Wallace
The Information Age Fund®(11/15/95)	RSIFX	Steve Bishop, Allison Thacker
RS Internet Age Fund®(12/1/99)	RIAFX	Steve Bishop, Allison Thacker
RS MidCap Opportunities Fund (7/12/95)	RSMOX	John Seabern, John Wallace
RS Select Growth Fund (8/1/96)	RSDGX	Steve Bishop, Jim Callinan, Melissa Chadwick-Dunn, Allison Thacker, Scott Tracy
RS Smaller Company Growth Fund (8/15/96)	RSSGX	Scott Tracy, Bill Wolfenden
RS Global Natural Resources Fund (11/15/95)	RSNRX	MacKenzie Davis, Andy Pilara, Ken Settles
RS Investors Fund (11/15/05)	RSINX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Large Cap Value Fund (2/3/03)*	N/A	Thomas Cole, Thomas Digenan, Scott Hazen, John Leonard
RS Partners Fund (7/12/95)	RSPFX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Value Fund (6/30/93)	RSVAX	MacKenzie Davis, David Kelley, Andy Pilara, Joe Wolf
RS Core Equity Fund (6/1/72)*	GPAFX	Mani Govil
RS Small Cap Core Equity Fund (5/1/97)*	GPSCX	Matthew Ziehl
RS S&P 500 Index Fund (8/7/00)*	GUSPX	Jonathan Jankus, Stewart Johnson
RS International Growth Fund (2/16/93)*	GUBGX	R. Robin Menzies
RS Emerging Markets Fund (5/1/97)*	GBEMX	Edward Hocknell
RS Investment Quality Bond Fund (2/16/93)*	GUIQX	Howard Chin, Robert Crimmins
RS Low Duration Bond Fund (7/30/03)*	N/A	Howard Chin, Robert Crimmins
RS High Yield Bond Fund (9/1/98)*	GUHYX	Ho Wang
RS Tax-Exempt Fund (2/16/93)*	GUTEX	Alexander Grant, Jr.
RS Money Market Fund (11/3/82)*	GCMXX	Alexander Grant, Jr.
RS Asset Allocation Fund (2/16/93)*	GUAAX	Jonathan Jankus, Stewart Johnson

*The date of inception is that of the Predecessor Fund.

Refer to the accompanying Prospectus for more information, including management fees and expenses associated with an ongoing investment as well as the special risks associated with investing in small and midsized companies; overweighting investments in certain sectors or industries; investing in the technology sector; investing in a more limited number of issuers and sectors; investing internationally; investing in debt securities; and investing in companies in natural resources industries. Please read it carefully before investing.

Important Notice Regarding Delivery of Shareholder Documents

To reduce expenses, we mail only one copy of a Fund's prospectus and each annual and semiannual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-766-3863; or if your shares are held through a financial institution, please contact it directly. We will begin sending you individual copies 30 days after receiving your request.

(The information on this page is not part of the Prospectus.)

Additional Information

The Trust's Statement of Additional Information ("SAI"), dated May 1, 2007, as revised from time to time, and the Funds' annual and semiannual reports to shareholders contain additional information about the Funds. The Trust's SAI is incorporated by reference into this Prospectus, which means that it is part of this Prospectus for legal purposes. The annual reports discuss the market conditions and the investment strategies that significantly affected each Fund's performance during its past fiscal year. If more than one member of a household owns shares of a Fund, only one copy of each shareholder report and prospectus will be mailed to that address unless you instruct us otherwise. You may obtain free copies of these materials, request other information about a Fund, or make shareholder inquiries by writing to the Trust at the address at the bottom of this page or by calling 1-800-766-FUND (3863). Some of the information described herein, including the SAI, annual and semiannual reports to shareholders (when available), and periodic disclosure of portfolio holdings, are available, free of charge, on RS Investments' Web site at www.RSinvestments.com.

The Trust and RS Investments have adopted a code of ethics, which, under certain circumstances, permits personnel subject to the code to invest in securities that may be purchased or held by a Fund. The code of ethics of the Trust and RS Investments is filed as an exhibit to the Trust's registration statement. You may review and copy information about the Trust, including the SAI and the code of ethics, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-551-8090 for information about the operation of the Public Reference Room. The Commission maintains a Web site at www.sec.gov, which contains reports and other information about the Funds on the EDGAR database. You may also obtain copies of these materials, including the code of ethics, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, DC 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act of 1940, which is 811-05159.

Investment Company Act File No. 811-05159

P712  539530  EB-010163 (5/07)

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